OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  January 31, 2017
                                                 Estimated average burden
                                                 hours per response.....20.6




                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09223

                          Pioneer Strategic Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2015 through March 31, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.



                        Pioneer Strategic
                        Income Fund

--------------------------------------------------------------------------------
                        Semiannual Report | March 31, 2016
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A        PSRAX
                        Class C        PSRCX
                        Class K        STRKX
                        Class R        STIRX
                        Class Y        STRYX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          96

Notes to Financial Statements                                                105

Trustees, Officers and Service Providers                                     124

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 1

President's Letter

Dear Shareowner,

Global financial markets began 2016 on shaky footing, delivering the kind of volatility that challenged investors in 2015. US equities fell by 10% through the first six weeks of the year, only to recover the losses by the end of the first quarter. Fixed-income markets were also acutely affected, with concerns about falling oil prices and a weak global economy leading to a sell-off in credit-sensitive sectors, especially high-yield bonds, as investors fled to the perceived safety of government bonds. Like equities, credit markets recovered much of their lost ground by the end of the first quarter.

Midway through the first quarter, market sentiment shifted, as expectations grew that major central banks would extend their accommodative monetary policies in the hopes of driving economic growth. The US Federal Reserve (the Fed) backed off plans to raise interest rates four times in 2016, and the European Central Bank announced a more comprehensive asset-purchasing program in the hopes of encouraging lending, and boosting both inflation and economic growth. The Bank of Japan also followed a monetary easing path, announcing negative interest rates in January.

As 2016 moves along, we continue to see central bank policies as generally supportive of the US economy - for which we maintain an expectation of modest growth this year - against an overall global economic backdrop that remains unsettled and points towards generally lower growth. Economies around the world in both developed and emerging markets are experiencing deep structural changes. Current challenges include incomplete debt deleveraging in both emerging and developed markets, where debt levels continue to grow, the transition of many emerging markets economies from export/investment-driven models to more domestic demand-driven models, and aging populations, which are reducing productivity and limiting economic growth potential (primarily in the developed markets but also in emerging markets such as China). Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues combine to increase the possibility of sharp swings in asset values. Meanwhile, in the US, as always in a presidential election year, the political rhetoric of 2016 has the potential to impact domestic sectors such as health care.

Throughout Pioneer's history, we have believed in the importance of active management. During periods of market volatility, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
March 31, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 3

Portfolio Management Discussion | 3/31/16

Falling energy prices put pressure on credit-sensitive debt in general, and high-yield corporate bonds in particular, over most of the six-month period ended March 31, 2016. Higher-quality, longer-maturity securities, on the other hand, fared well as market interest rates declined and the yield curve flattened. In the following interview, Kenneth J. Taubes, Andrew Feltus and Charles Melchreit discuss the factors that affected the performance of Pioneer Strategic Income Fund during the six-month period. Mr. Taubes, Chief Investment Officer, US, Executive Vice President, and a portfolio manager at Pioneer, is responsible for daily management of the Fund, supported by Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, and Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer.

Q    How did the Fund perform during the six-month period ended March 31, 2016?

A Pioneer Strategic Income Fund's Class A shares returned 1.47% at net asset value during the six-month period ended March 31, 2016, while the Fund's benchmark, the Barclays US Universal Index (the Barclays Index), returned 2.51%. During the same period, the average return of the 305 mutual funds in Lipper's Multi-Sector Income Funds category was 0.92%, and the average return of the 335 mutual funds in Morningstar's Multisector Bond Funds category was 1.17%.

Q How would you describe the market environment for fixed-income investments during the six-month period ended March 31, 2016?

A The six-month period featured an aversion to credit risk and a general flight to higher-quality sectors in the bond markets. The more credit-sensitive sectors, especially those exposed to the prices of oil and other commodities, struggled against a backdrop of modest growth in the domestic economy and uncertainties about global economic trends. Meanwhile, a flattening of the yield curve, the result of falling interest rates for intermediate- to longer-term securities and rising rates for short-term debt, led to healthier performance from longer-maturity, higher-quality bonds.

     The period began shortly after the US Federal Reserve (the Fed) had delivered somewhat of a surprise to the financial markets by not raising short-term interest rates in September 2015. Fed members, however, quickly followed up their inaction by signaling that a rate increase was more

4 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 likely to occur later in the year. The Fed delivered on that expectation in December 2015 when it raised the Federal funds discount rate by 0.25%, the first such rate hike in nine years. The Fed's overall message was that it planned to act very cautiously when considering any tightening of US monetary policy, a stance taken within the context of slumping economic growth in the United States, the apparent absence of significant inflationary pressures, and economic weakness and market volatility overseas.

     While the Fed's actions did result in upward movement of short-term interest rates, longer- and intermediate-term rates declined against a backdrop of increasing market worries about global economic issues. In the US, for example, gross domestic product (GDP) growth in the final quarter of 2015 slowed to an annual rate of just 1.0%. Meanwhile, lackluster economic growth in other developed markets, lower growth rates in China (and the potential effects on the emerging markets), plus the continued decline of commodity prices all contributed to investors' "risk-off" attitude.

     Over the full six-month period, the yields of one- and two-year Treasuries rose by 0.27% and 0.09%, respectively, while the yields of 10-year and 30-year Treasuries declined by -0.27% and -0.24%, leading to the aforementioned flattening of the yield curve and outperformance by longer-duration bond portfolios. In the general flight to quality that characterized most of the six-month period, the US dollar gained favor in currency markets, while investment-grade debt drew significant investor interest in the bond markets. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

     In that environment, outperforming sectors within the investment-grade universe included utilities, industrials, financials, and mortgages -- both the government agency and non-agency varieties. High-yield bonds, especially those more exposed to oil and other commodities, underperformed for most of the period, despite showing more strength over the final few weeks, especially in March 2016, when high-yield corporates returned 4.42% for the month.

     The key event affecting high-yield corporates during the period was a sell-off in energy in the fall of 2015. The sell-off continued through most of February 2016, given that a significant portion of the domestic high-yield market had ties to industries linked to the energy sector. The recovery in high yield towards the end of the period derived from a long-awaited recovery in oil prices, but the bounce-back was not enough to reverse the losses the asset class experienced earlier in the six-month period.

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 5

Q What were the principal factors affecting the Fund's benchmark-relative performance during the six-month period ended March 31, 2016?

A The portfolio's overweight position in credit-sensitive debt, including domestic and international high-yield corporate bonds and emerging markets debt, was the principal factor in the Fund's underperformance relative to the Barclays Index benchmark. Security selection, especially in high yield, also detracted from relative returns, primarily because of the Fund's exposure to energy-related debt instruments. While our emphasis on credit-sensitive securities in the portfolio was a handicap for relative performance during the period, we actually increased the Fund's exposure to credit over the six-month period, as we believed domestic economic fundamentals were reasonably good and that corporate bond prices were becoming more attractive. Early in the period, we added more investment-grade corporates to the portfolio; later on, we increased exposure to high-yield corporates.

     The Fund's shorter-than-benchmark duration also held back relative returns during the period, as longer- and intermediate-term interest rates declined and bond prices rose, while the yield curve flattened. We maintained a short-duration stance in the portfolio because we felt there was a higher risk of market interest rates beginning to increase.

     Positive contributors to benchmark-relative performance during the period included the Fund's underweighting of Treasuries, as other investment-grade debt outperformed. In addition, relative results received support from the Fund's overweight position in industrial bonds, and from non-benchmark exposures to insurance-linked bonds, which benefited from a relatively mild hurricane season, floating-rate bank loans, and municipal bonds, which outperformed taxable equivalent bonds. We reduced the Fund's exposure to municipal bonds late in the period as their prices began looking less attractive relative to taxable bonds.

     At the end of the six-month period, on March 31, 2016, the Fund's portfolio remained well diversified*. The largest allocation in the portfolio at period end was in US corporate bonds (30% of invested assets), followed by international corporate bonds (18%), and US government securities (just over 15%). On March 31, 2016, the effective duration of the Fund's portfolio was 4.25 years, roughly one year shorter than the Barclays Index's duration.

*    Diversification does not assure a profit nor protect against loss.

6 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

Q What factors affected the Fund's distributions to shareholders, or yield, during the six-month period ended March 31, 2016?

A The Fund's distributions remained stable during the six-month period, even though Treasury interest rates fell. We were able to stabilize the portfolio's current income, and therefore money available for shareholder distributions, as we increased the portfolio's exposures to investment-grade and high-yield bonds.

Q Did the Fund have any investments in derivative securities during the six-month period ended March 31, 2016? If so, did the investments have a notable effect on relative performance?

A Yes, we invested in Treasury futures as part of our strategy to keep the portfolio's duration short. Because the short-duration positioning, overall, detracted from the Fund's benchmark-relative performance, the use of the Treasury futures was a negative factor in the Fund's returns. We also invested in some forward currency transactions in an attempt to hedge the portfolio's currency risks from investing in Australia and New Zealand. The cost of the currency forwards held back the Fund's relative results to a modest degree. Finally, the Fund had some exposure to credit default swaps, but the swaps had no material impact on relative returns.

Q    What is your investment outlook?

A Despite reports of tepid growth in the domestic economy during the first quarter of 2016, we still think US GDP is on track to grow in a range of 2.0% to 2.25% over the course of the year. Steady job growth and the increasing number of new job openings supports this view, along with continued good news about household formation and home-building construction activity. However, disappointing retail sales figures and a slowdown in capital spending - the latter primarily associated with weakness in the energy markets - somewhat tempers our relatively optimistic view.

     While we are optimistic overall, we do not anticipate a robust recovery in 2016, and global economic growth trends continue to create headwinds for the domestic economy. The economic recovery in Europe is proceeding only slowly, and we are concerned about the threatened exit of Britain from the European Economic Community (the so-called "Brexit" vote is scheduled for late June). Meanwhile, the state of the Chinese economy

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 7 remains a major concern, with speculation about the possible excess use of leverage adding to the worries. We do have cause for some optimism in selected emerging markets, though, especially if commodity prices truly did hit bottom earlier this year.

     Going forward, if the domestic economy shows continued improvement, we think the Fed may tighten monetary policy further, and we would not be surprised to see one or two additional increases in the Federal funds rate before the end of this year. Therefore, we intend to maintain the Fund's short-duration stance relative to the Barclays Index.

     We believe a slow-growth environment should be good for the credit markets. Corporate balance sheets continue to look solid and borrowing costs are not burdensome. We do not see any signs of a noticeable increase in debt/leverage in the economy, either by corporations or by individual households. When it comes to investing in corporate bonds, we believe security selection will be important, especially as we observe some corporations taking shareholder-friendly actions, such as initiating mergers and increasing borrowing to pay for dividend increases.

     We plan to continue to keep the Fund's portfolio well balanced and well diversified, with a continued overweight position in mortgage-backed securities. We may also increase exposure to Treasury Inflation Protected Securities (TIPS). Finally, we are not as bullish on the US dollar as we have been in recent years, and we believe opportunities may develop to invest in selected emerging markets currencies.

Please refer to the Schedule of Investments on pages 19-95 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

8 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 9

Portfolio Summary | 3/31/16

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                      30.3%
International Corporate Bonds                                             17.7%
U.S. Government Securities                                                15.4%
Senior Secured Loans                                                      10.9%
Collateralized Mortgage Obligations                                       10.3%
Asset Backed Securities                                                    4.9%
Foreign Government Bonds                                                   4.8%
Municipal Bonds                                                            2.4%
Convertible Corporate Bonds                                                1.6%
Convertible Preferred Stocks                                               0.6%
International Preferred Stocks                                             0.6%
U.S. Preferred Stocks                                                      0.5%
International Common Stocks                                                0.0%+
U.S. Common Stocks                                                         0.0%+

+    Amount rounds to less than 0.1%.

* Includes investments in insurance linked securities totaling 1.9% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1. U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                  1.90%
--------------------------------------------------------------------------------
 2. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                   0.94
--------------------------------------------------------------------------------
 3. Fannie Mae, 5.0%, 11/1/44                                              0.68
--------------------------------------------------------------------------------
 4. Wells Fargo & Co., 7.5% (Perpetual)                                    0.61
--------------------------------------------------------------------------------
 5. New Zealand Government Bond, 4.5%, 4/15/27                             0.58
--------------------------------------------------------------------------------
 6. Government National Mortgage Association I, 3.5%, 4/20/16 (TBA)        0.56
--------------------------------------------------------------------------------
 7. Verizon Communications, Inc., 6.55%, 9/15/43                           0.53
--------------------------------------------------------------------------------
 8. Australia Government Bond, 3.25%, 4/21/25                              0.53
--------------------------------------------------------------------------------
 9. Fannie Mae, 5.0%, 1/1/45                                               0.52
--------------------------------------------------------------------------------
10. Brazil Letras do Tesouro Nacional, 0.0%, 1/1/19                        0.52
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

Prices and Distributions | 3/31/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                     3/31/16                         9/30/15
--------------------------------------------------------------------------------
          A                         $ 10.33                         $ 10.36
--------------------------------------------------------------------------------
          C                         $ 10.10                         $ 10.13
--------------------------------------------------------------------------------
          K                         $ 10.35                         $ 10.38
--------------------------------------------------------------------------------
          R                         $ 10.49                         $ 10.52
--------------------------------------------------------------------------------
          Y                         $ 10.32                         $ 10.36
--------------------------------------------------------------------------------

Distributions per Share: 10/1/15-3/31/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                Short-Term         Long-Term
          Class         Dividends              Capital Gains      Capital Gains
--------------------------------------------------------------------------------
          A             $  0.1800              $      --          $       --
--------------------------------------------------------------------------------
          C             $  0.1428              $      --          $       --
--------------------------------------------------------------------------------
          K             $  0.2036              $      --          $       --
--------------------------------------------------------------------------------
          R             $  0.1642              $      --          $       --
--------------------------------------------------------------------------------
          Y             $  0.1970              $      --          $       --
--------------------------------------------------------------------------------

The Barclays U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non- ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 11

Performance Update | 3/31/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Strategic Income Fund at public offering price during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2016)
--------------------------------------------------------------------------------
                                                 Net       Public      Barclays
                                                 Asset     Offering    U.S.
                                                 Value     Price       Universal
Period                                           (NAV)     (POP)       Index
--------------------------------------------------------------------------------
10 Years                                          5.88%     5.40%      5.03%
5 Years                                           3.66      2.71       3.95
1 Year                                           -0.68     -5.17       1.75
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2016)
--------------------------------------------------------------------------------
                                                 Gross
--------------------------------------------------------------------------------
                                                 1.05%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Strategic          Barclays U.S.
               Income Fund                Universal Index
 3/06          $  9,550                   $ 10,000
 3/07          $ 10,274                   $ 10,702
 3/08          $ 10,787                   $ 11,405
 3/09          $  9,687                   $ 11,531
 3/10          $ 12,864                   $ 12,728
 3/11          $ 14,140                   $ 13,458
 3/12          $ 14,819                   $ 14,479
 3/13          $ 16,129                   $ 15,163
 3/14          $ 16,527                   $ 15,239
 3/15          $ 17,037                   $ 16,051
 3/16          $ 16,920                   $ 16,332

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

Performance Update | 3/31/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2016)
--------------------------------------------------------------------------------
                                                                       Barclays
                                                                       U.S.
                                                If        If           Universal
Period                                          Held      Redeemed     Index
--------------------------------------------------------------------------------
10 Years                                         5.13%     5.13%       5.03%
5 Years                                          2.93      2.93        3.95
1 Year                                          -1.44     -1.44        1.75
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2016)
--------------------------------------------------------------------------------
                                                Gross
--------------------------------------------------------------------------------
                                                1.72%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Strategic          Barclays U.S.
               Income Fund                Universal Index
 3/06          $ 10,000                   $ 10,000
 3/07          $ 10,665                   $ 10,702
 3/08          $ 11,124                   $ 11,405
 3/09          $  9,915                   $ 11,531
 3/10          $ 13,073                   $ 12,728
 3/11          $ 14,284                   $ 13,458
 3/12          $ 14,868                   $ 14,479
 3/13          $ 16,069                   $ 15,163
 3/14          $ 16,342                   $ 15,239
 3/15          $ 16,741                   $ 16,051
 3/16          $ 16,500                   $ 16,332

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 13

Performance Update | 3/31/16                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2016)
--------------------------------------------------------------------------------
                                                   Net                 Barclays
                                                   Asset               U.S.
                                                   Value               Universal
Period                                             (NAV)               Index
--------------------------------------------------------------------------------
10 Years                                            6.04%              5.03%
5 Years                                             3.97               3.95
1 Year                                             -0.23               1.75
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2016)
--------------------------------------------------------------------------------
                                                   Gross
--------------------------------------------------------------------------------
                                                   0.61%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Strategic          Barclays U.S.
               Income Fund                Universal Index
 3/06          $ 10,000                   $ 10,000
 3/07          $ 10,755                   $ 10,702
 3/08          $ 11,291                   $ 11,405
 3/09          $ 10,140                   $ 11,531
 3/10          $ 13,465                   $ 12,728
 3/11          $ 14,801                   $ 13,458
 3/12          $ 15,513                   $ 14,479
 3/13          $ 16,916                   $ 15,163
 3/14          $ 17,397                   $ 15,239
 3/15          $ 18,022                   $ 16,051
 3/16          $ 17,980                   $ 16,332

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

Performance Update | 3/31/16                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2016)
--------------------------------------------------------------------------------
                                                   Net                 Barclays
                                                   Asset               U.S.
                                                   Value               Universal
Period                                             (NAV)               Index
--------------------------------------------------------------------------------
10 Years                                            5.58%              5.03%
5 Years                                             3.29               3.95
1 Year                                             -1.03               1.75
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2016)
--------------------------------------------------------------------------------
                                                   Gross
--------------------------------------------------------------------------------
                                                   1.38%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Strategic          Barclays U.S.
               Income Fund                Universal Index
 3/06          $ 10,000                   $ 10,000
 3/07          $ 10,735                   $ 10,702
 3/08          $ 11,255                   $ 11,405
 3/09          $ 10,072                   $ 11,531
 3/10          $ 13,343                   $ 12,728
 3/11          $ 14,638                   $ 13,458
 3/12          $ 15,285                   $ 14,479
 3/13          $ 16,584                   $ 15,163
 3/14          $ 16,928                   $ 15,239
 3/15          $ 17,388                   $ 16,051
 3/16          $ 17,208                   $ 16,332

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 15

Performance Update | 3/31/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2016)
--------------------------------------------------------------------------------
                                                   Net                 Barclays
                                                   Asset               U.S.
                                                   Value               Universal
Period                                             (NAV)               Index
--------------------------------------------------------------------------------
10 Years                                           6.22%               5.03%
5 Years                                            3.94                3.95
1 Year                                            -0.46                1.75
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2016)
--------------------------------------------------------------------------------
                                                   Gross
--------------------------------------------------------------------------------
                                                   0.73%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

               Pioneer Strategic          Barclays U.S.
               Income Fund                Universal Index
 3/06          $ 5,000,000                $ 5,000,000
 3/07          $ 5,389,133                $ 5,350,997
 3/08          $ 5,687,388                $ 5,702,465
 3/09          $ 5,127,304                $ 5,765,396
 3/10          $ 6,829,616                $ 6,364,181
 3/11          $ 7,535,611                $ 6,728,864
 3/12          $ 7,916,482                $ 7,239,704
 3/13          $ 8,643,696                $ 7,581,259
 3/14          $ 8,875,118                $ 7,619,647
 3/15          $ 9,184,809                $ 8,025,392
 3/16          $ 9,142,847                $ 8,166,199

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on actual returns from October 1, 2015, through March 31, 2016.

--------------------------------------------------------------------------------
Share Class                 A          C           K           R           Y
--------------------------------------------------------------------------------
Beginning Account       $1,000.00  $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 10/1/15
--------------------------------------------------------------------------------
Ending Account          $1,014.70  $1,011.30   $1,017.00   $1,013.00   $1,015.40
Value (after expenses)
on 3/31/16
--------------------------------------------------------------------------------
Expenses Paid           $    5.34  $    8.65   $    3.13   $    6.94   $    3.78
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.06%, 1.72%, 0.62%, 1.38% and 0.75% for Class A, Class C, Class K, Class R and Class Y respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2015, through March 31, 2016.

--------------------------------------------------------------------------------
Share Class                 A          C           K           R           Y
--------------------------------------------------------------------------------
Beginning Account       $1,000.00  $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 10/1/15
--------------------------------------------------------------------------------
Ending Account          $1,019.70  $1,016.40   $1,021.90   $1,018.10   $1,021.25
Value (after expenses)
on 3/31/16
--------------------------------------------------------------------------------
Expenses Paid           $    5.35  $    8.67   $    3.13   $    6.96   $    3.79
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.06%, 1.72%, 0.62%, 1.38% and 0.75% for Class A, Class C, Class K, Class R and Class Y respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

18 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

Schedule of Investments | 3/31/16 (unaudited)

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    CONVERTIBLE CORPORATE BONDS -- 1.6%
                                    ENERGY -- 0.1%
                                    Oil & Gas Exploration & Production -- 0.1%
         4,170,000                  Cobalt International Energy, Inc., 2.625%,
                                    12/1/19                                              $     2,079,788
--------------------------------------------------------------------------------------------------------
                                    Oil & Gas Storage & Transportation -- 0.0%+
         1,700,000                  Golar LNG, Ltd., 3.75%, 3/7/17                       $     1,607,860
                                                                                         ---------------
                                    Total Energy                                         $     3,687,648
--------------------------------------------------------------------------------------------------------
                                    MATERIALS -- 0.1%
                                    Diversified Metals & Mining -- 0.1%
         5,600,000                  Vedanta Resources Jersey, Ltd., 5.5%, 7/13/16        $     5,446,000
                                                                                         ---------------
                                    Total Materials                                      $     5,446,000
--------------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 0.2%
                                    Construction & Engineering -- 0.1%
         6,600,000                  Dycom Industries, Inc., 0.75%, 9/15/21 (144A)        $     6,476,250
--------------------------------------------------------------------------------------------------------
                                    Electrical Components & Equipment -- 0.1%
        13,776,000                  General Cable Corp., 4.5%, 11/15/29 (Step)           $     7,525,140
         1,984,000                  SolarCity Corp., 1.625%, 11/1/19                           1,137,080
                                                                                         ---------------
                                                                                         $     8,662,220
                                                                                         ---------------
                                    Total Capital Goods                                  $    15,138,470
--------------------------------------------------------------------------------------------------------
                                    CONSUMER DURABLES & APPAREL -- 0.3%
                                    Homebuilding -- 0.3%
         6,805,000                  CalAtlantic Group, Inc., 0.25%, 6/1/19               $     6,022,425
         6,735,000                  CalAtlantic Group, Inc., 1.25%, 8/1/32                     7,092,797
         7,875,000                  KB Home, 1.375%, 2/1/19                                    7,264,688
                                                                                         ---------------
                                                                                         $    20,379,910
                                                                                         ---------------
                                    Total Consumer Durables & Apparel                    $    20,379,910
--------------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                    Health Care Equipment -- 0.0%+
         3,475,000                  Wright Medical Group, Inc., 2.0%, 2/15/20            $     3,103,609
--------------------------------------------------------------------------------------------------------
                                    Managed Health Care -- 0.1%
         4,099,000                  Molina Healthcare, Inc., 1.625%, 8/15/44             $     5,144,245
                                                                                         ---------------
                                    Total Health Care Equipment & Services               $     8,247,854
--------------------------------------------------------------------------------------------------------
                                    PHARMACEUTICALS, BIOTECHNOLOGY &
                                    LIFE SCIENCES -- 0.2%
                                    Biotechnology -- 0.0%+
         4,865,000                  Cepheid, 1.25%, 2/1/21                               $     4,332,891
--------------------------------------------------------------------------------------------------------
                                    Pharmaceuticals -- 0.2%
         2,641,000                  Impax Laboratories, Inc., 2.0%, 6/15/22 (144A)       $     2,355,442
         8,500,000                  Jazz Investments I, Ltd., 1.875%, 8/15/21                  8,733,750

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 19

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Pharmaceuticals -- (continued)
           885,000                  The Medicines Co., 2.5%, 1/15/22                     $     1,000,050
                                                                                         ---------------
                                                                                         $    12,089,242
                                                                                         ---------------
                                    Total Pharmaceuticals, Biotechnology &
                                    Life Sciences                                        $    16,422,133
--------------------------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 0.2%
                                    Internet Software & Services -- 0.1%
         5,480,000                  WebMD Health Corp., 2.5%, 1/31/18                    $     6,260,900
--------------------------------------------------------------------------------------------------------
                                    Data Processing & Outsourced
                                    Services -- 0.0%+
         2,585,000                  Cardtronics, Inc., 1.0%, 12/1/20                     $     2,496,141
--------------------------------------------------------------------------------------------------------
                                    Application Software -- 0.1%
         1,222,000                  Nuance Communications, Inc., 1.0%,
                                    12/15/35 (144A)                                      $     1,125,004
         3,360,000                  Synchronoss Technologies, Inc., 0.75%, 8/15/19             3,238,200
                                                                                         ---------------
                                                                                         $     4,363,204
                                                                                         ---------------
                                    Total Software & Services                            $    13,120,245
--------------------------------------------------------------------------------------------------------
                                    TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                    Communications Equipment -- 0.1%
         7,290,000                  Finisar Corp., 0.5%, 12/15/33                        $     7,107,750
--------------------------------------------------------------------------------------------------------
                                    Electronic Components -- 0.2%
        13,410,000                  Vishay Intertechnology, Inc., 2.25%, 5/15/41         $    10,426,275
                                                                                         ---------------
                                    Total Technology Hardware & Equipment                $    17,534,025
--------------------------------------------------------------------------------------------------------
                                    SEMICONDUCTORS & SEMICONDUCTOR
                                    EQUIPMENT -- 0.1%
                                    Semiconductors -- 0.1%
         2,051,820                  LDK Solar Co, Ltd., 5.535%, 12/31/18,
                                    (5.535% cash, 5.535% PIK) (PIK)                      $       307,773
         5,100,000                  NXP Semiconductors NV, 1.0%, 12/1/19                       5,641,875
                                                                                         ---------------
                                                                                         $     5,949,648
                                                                                         ---------------
                                    Total Semiconductors & Semiconductor
                                    Equipment                                            $     5,949,648
--------------------------------------------------------------------------------------------------------
                                    TOTAL CONVERTIBLE CORPORATE BONDS
                                    (Cost $114,372,830)                                  $   105,925,933
--------------------------------------------------------------------------------------------------------
                                    PREFERRED STOCKS -- 0.5%
                                    TRANSPORTATION -- 0.0%+
                                    Air Freight & Logistics -- 0.0%+
             2,313                  CEVA Group Plc (d)*                                  $       925,380
                                                                                         ---------------
                                    Total Transportation                                 $       925,380
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    BANKS -- 0.1%
                                    Diversified Banks -- 0.1%
           170,644           6.99   Citigroup Capital XIII, Floating Rate Note,
                                    10/30/40                                             $     4,486,231
                                                                                         ---------------
                                    Total Banks                                          $     4,486,231
--------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.2%
                                    Consumer Finance -- 0.2%
           465,150           6.40   GMAC Capital Trust I, Floating Rate Note,
                                    2/15/40                                              $    11,400,826
                                                                                         ---------------
                                    Total Diversified Financials                         $    11,400,826
--------------------------------------------------------------------------------------------------------
                                    INSURANCE -- 0.0%+
                                    Reinsurance -- 0.0%+
            57,000                  Lorenz Re, Ltd., Variable Rate Notes,
                                    (Perpetual)* (h) (i)                                 $       142,500
                                                                                         ---------------
                                    Total Insurance                                      $       142,500
--------------------------------------------------------------------------------------------------------
                                    REAL ESTATE -- 0.0%+
                                    Diversified REIT -- 0.0%+
             3,250                  Firstar Realty LLC, 8.875% (Perpetual) (144A)        $     4,038,125
                                                                                         ---------------
                                    Total Real Estate                                    $     4,038,125
--------------------------------------------------------------------------------------------------------
                                    TELECOMMUNICATION SERVICES -- 0.2%
                                    Integrated Telecommunication Services -- 0.2%
           572,600                  Qwest Corp., 7.375%, 6/1/51                          $    14,618,478
                                                                                         ---------------
                                    Total Telecommunication Services                     $    14,618,478
--------------------------------------------------------------------------------------------------------
                                    TOTAL PREFERRED STOCKS
                                    (Cost $36,023,416)                                   $    35,611,540
--------------------------------------------------------------------------------------------------------
                                    CONVERTIBLE PREFERRED STOCKS -- 0.6%
                                    BANKS -- 0.6%
                                    Diversified Banks -- 0.6%
             1,414                  Bank of America Corp., 7.25% (Perpetual)             $     1,609,132
            32,195                  Wells Fargo & Co., 7.5% (Perpetual)                       38,795,297
                                                                                         ---------------
                                                                                         $    40,404,429
                                                                                         ---------------
                                    Total Banks                                          $    40,404,429
--------------------------------------------------------------------------------------------------------
                                    TOTAL CONVERTIBLE PREFERRED STOCKS
                                    (Cost $37,303,240)                                   $    40,404,429
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------
                                    COMMON STOCKS -- 0.0%+
                                    CAPITAL GOODS -- 0.0%+
                                    Construction & Engineering -- 0.0%+
              269,588               Newhall Land Development LLC*                        $       775,066
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 21

--------------------------------------------------------------------------------------------------------
                      Floating
                      Rate (b)
Shares                (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Industrial Machinery -- 0.0%+
           185,819                  Liberty Tire Recycling LLC (c)                       $         1,858
                                                                                         ---------------
                                    Total Capital Goods                                  $       776,924
--------------------------------------------------------------------------------------------------------
                                    TRANSPORTATION -- 0.0%+
                                    Air Freight & Logistics -- 0.0%+
             1,069                  CEVA Group Plc*                                      $       427,480
                                                                                         ---------------
                                    Total Transportation                                 $       427,480
--------------------------------------------------------------------------------------------------------
                                    CONSUMER SERVICES -- 0.0%+
                                    Education Services -- 0.0%+
            90,687                  Cengage Learning Holdings II, Inc.                   $     1,734,389
                                                                                         ---------------
                                    Total Consumer Services                              $     1,734,389
--------------------------------------------------------------------------------------------------------
                                    INSURANCE -- 0.0%+
                                    Life & Health Insurance -- 0.0%+
           217,467                  TopCo. Ltd. (c)                                      $         3,127
                                                                                         ---------------
                                    Total Insurance                                      $         3,127
--------------------------------------------------------------------------------------------------------
                                    RETAILING -- 0.0%+
                                    Computer & Electronics Retail -- 0.0%+
           111,548                  Targus Cayman SubCo., Ltd.(c)                        $       390,418
                                                                                         ---------------
                                    Total Retailing                                      $       390,418
--------------------------------------------------------------------------------------------------------
                                    SEMICONDUCTORS & SEMICONDUCTOR
                                    EQUIPMENT -- 0.0%+
                                    Semiconductors -- 0.0%+
           136,114                  LDK Solar Co, Ltd. (A.D.R.)*                         $         5,308
                                                                                         ---------------
                                    Total Semiconductors & Semiconductor
                                    Equipment                                            $         5,308
--------------------------------------------------------------------------------------------------------
                                    TOTAL COMMON STOCKS
                                    (Cost $5,111,417)                                    $     3,337,646
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Principal
Amount ($)
--------------------------------------------------------------------------------------------------------
                                    ASSET BACKED SECURITIES -- 4.9%
                                    CONSUMER SERVICES -- 0.2%
                                    Hotels, Resorts & Cruise Lines -- 0.2%
         1,019,956                  Westgate Resorts 2012-A LLC, 2.25%,
                                    8/20/25 (144A)                                       $     1,020,038
           339,985                  Westgate Resorts 2012-A LLC, 3.75%,
                                    8/20/25 (144A)                                               339,782
         3,048,993                  Westgate Resorts 2014-1 LLC, 2.15%,
                                    12/20/26 (144A)                                            2,995,635
         5,732,106                  Westgate Resorts 2014-1 LLC, 3.25%,
                                    12/20/26 (144A)                                            5,646,124
         4,983,374                  Westgate Resorts 2015-1 LLC, 2.75%,
                                    5/20/27 (144A)                                             4,946,476

The accompanying notes are an integral part of these financial statements.

22 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Hotels, Resorts & Cruise Lines -- (continued)
           275,965                  Westgate Resorts LLC, 2.5%, 3/20/25 (144A)           $       275,792
                                                                                         ---------------
                                                                                         $    15,223,847
                                                                                         ---------------
                                    Total Consumer Services                              $    15,223,847
--------------------------------------------------------------------------------------------------------
                                    FOOD & STAPLES RETAILING -- 0.3%
                                    Food Retail -- 0.3%
        17,053,435                  CKE Restaurant Holdings, Inc., 4.474%,
                                    3/20/43 (144A)                                       $    17,032,343
                                                                                         ---------------
                                    Total Food & Staples Retailing                       $    17,032,343
--------------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                    Health Care Distributors -- 0.1%
         3,700,000                  OneMain Financial Issuance Trust 2015-1,
                                    3.19%, 3/18/26 (144A)                                $     3,663,298
                                                                                         ---------------
                                    Total Health Care Equipment & Services               $     3,663,298
--------------------------------------------------------------------------------------------------------
                                    BANKS -- 3.3%
                                    Thrifts & Mortgage Finance -- 3.3%
         2,040,547           0.58   Accredited Mortgage Loan Trust 2006-2,
                                    Floating Rate Note, 9/25/36                          $     2,013,703
         4,527,960           0.75   Adjustable Rate Mortgage Trust 2005-9,
                                    Floating Rate Note, 11/25/35                               3,941,593
         2,435,000           1.79   American Homes 4 Rent 2014-SFR1,
                                    Floating Rate Note, 6/17/31                                2,355,732
         2,500,000                  American Homes 4 Rent 2014-SFR2 Trust,
                                    5.149%, 10/17/36 (144A)                                    2,437,801
         5,000,000                  American Homes 4 Rent 2014-SFR3 Trust,
                                    4.596%, 12/18/36 (144A)                                    4,932,056
         6,100,000                  American Homes 4 Rent 2014-SFR3 Trust,
                                    5.04%, 12/18/36 (144A)                                     5,895,494
         2,950,000                  American Homes 4 Rent 2015-SFR1, 4.11%,
                                    4/18/52 (144A)                                             2,788,935
        10,363,000                  Applebee's Funding LLC/ IHOP Funding LLC,
                                    4.277%, 9/5/44 (144A)                                     10,322,233
         1,399,981                  Axis Equipment Finance Receivables III LLC,
                                    4.05%, 5/20/20 (144A)                                      1,406,158
         1,054,000           4.83   B2R Mortgage Trust 2015-1, Floating Rate
                                    Note, 5/15/48 (144A)                                         978,627
           962,149           3.72   Bayview Opportunity Master Fund IIA Trust
                                    2012-4NPL Series III, Floating Rate Note,
                                    2/28/35 (144A)                                               961,628
         1,764,850                  Bayview Opportunity Master Fund IIa Trust
                                    2014-20NPL, 3.721%, 8/28/44 (Step) (144A)                  1,764,701
         4,182,054           1.33   Bear Stearns ALT-A Trust 2004-10, Floating
                                    Rate Note, 9/25/34                                         3,503,668
         8,350,000           1.18   Bear Stearns ALT-A Trust 2005-1, Floating
                                    Rate Note, 1/25/35                                         7,082,923

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 23

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
         1,920,704                  BXG Receivables Note Trust 2015-A, 3.47%,
                                    5/2/30 (144A)                                        $     1,910,504
        11,000,000                  Capital Automotive Real Estate Investment
                                    Trust, 3.66%, 10/17/44 (144A)                             11,378,379
        11,634,000                  Citicorp Residential Mortgage Trust
                                    Series 2006-2, 5.89163%, 9/25/36 (Step)                   10,878,455
         5,893,000                  Citicorp Residential Mortgage Trust Series
                                    2007-1, 5.8114%, 3/25/37 (Step)                            5,031,785
         5,716,221                  Colony American Finance 2015-1, Ltd.,
                                    2.896%, 10/18/47 (144A)                                    5,639,734
           690,776                  Conn's Receivables Funding 2015-A LLC,
                                    4.565%, 9/15/20 (144A)                                       689,481
           139,859           6.24   Conseco Financial Corp., Floating
                                    Rate Note, 12/1/28                                           146,186
         1,114,492                  Consumer Credit Origination Loan Trust 2015-1,
                                    2.82%, 3/15/21 (144A)                                      1,114,803
           258,263           0.68   Countrywide Asset-Backed Certificates,
                                    Floating Rate Note, 10/25/34                                 256,743
         1,578,115           0.61   Countrywide Asset-Backed Certificates,
                                    Floating Rate Note, 10/25/34                               1,541,455
         1,254,315           5.07   Countrywide Asset-Backed Certificates,
                                    Floating Rate Note, 12/25/35                               1,273,158
            46,403           0.62   Countrywide Asset-Backed Certificates,
                                    Floating Rate Note, 5/25/35                                   45,240
        11,880,000                  DB Master Finance LLC 2015-1, 3.98%,
                                    2/21/45 (144A)                                            11,618,640
         2,418,681           3.47   Drug Royalty II LP 2, Floating Rate Note,
                                    7/15/23 (144A)                                             2,445,707
         1,800,000                  DT Auto Owner Trust 2015-1, 4.26%,
                                    2/15/22 (144A)                                             1,774,128
         2,199,276           1.33   Ellington Loan Acquisition Trust 2007-1,
                                    Floating Rate Note, 5/26/37 (144A)                         2,181,099
         3,000,000                  Exeter Automobile Receivables Trust 2012-2,
                                    3.06%, 7/16/18 (144A)                                      3,001,877
         1,386,793                  GCAT 2015-1 LLC, 3.625%, 5/26/20
                                    (Step) (144A)                                              1,375,544
         2,309,263                  GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                     2,263,078
         3,805,558                  GMAT 2013-1 Trust, 3.9669%, 8/25/53 (Step)                 3,801,574
         1,632,915                  Gold Key Resorts 2014-A LLC, 5.87%,
                                    5/17/31 (144A)                                             1,618,622
           429,491           0.79   GreenPoint Home Equity Loan Trust 2004-2,
                                    Floating Rate Note, 1/15/30                                  404,934
           213,013           0.73   GSAMP Trust 2006-SEA1, Floating Rate
                                    Note, 5/25/36 (144A)                                         211,461
        13,386,000                  HOA Funding LLC, 4.846%, 8/22/44 (144A)                   11,955,983
           923,920           0.60   Home Equity Asset Trust 2006-4, Floating
                                    Rate Note, 8/25/36                                           910,212

The accompanying notes are an integral part of these financial statements.

24 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
         5,736,126                  Icon Brand Holdings LLC, 4.229%,
                                    1/26/43 (144A)                                       $     5,390,793
           285,308           0.58   JP Morgan Mortgage Acquisition Trust
                                    2006-ACC1, Floating Rate Note, 5/25/36                       284,080
         1,200,000                  Leaf Receivables Funding 10 LLC, 2.74%,
                                    3/15/21 (144A)                                             1,186,764
         1,600,000                  Leaf Receivables Funding 10 LLC, 3.74%,
                                    5/17/21 (144A)                                             1,571,792
           728,373                  Leaf Receivables Funding 8 LLC, 2.67%,
                                    9/15/20 (144A)                                               728,504
         2,141,566                  Leaf Receivables Funding 8 LLC, 5.5%,
                                    9/15/20 (144A)                                             2,141,542
         3,010,000                  LEAF Receivables Funding 9 LLC, 5.11%,
                                    9/15/21 (144A)                                             3,016,354
           508,277                  Lehman ABS Manufactured Housing Contract
                                    Trust 2001-B, 5.873%, 5/15/41                                526,620
         1,407,171           1.93   MortgageIT Trust 2005-1, Floating Rate Note,
                                    2/25/35                                                    1,260,002
         3,606,257                  Nations Equipment Finance Funding II LLC,
                                    3.276%, 1/22/19 (144A)                                     3,568,267
           711,382           0.58   Nationstar Home Equity Loan Trust 2007-A,
                                    Floating Rate Note, 3/25/37                                  698,289
         1,150,000                  NextGear Floorplan Master Owner Trust, 2.61%,
                                    10/15/19 (144A)                                            1,138,531
         5,400,000                  Oxford Finance Funding Trust 2014-1, 3.475%,
                                    12/15/22 (144A)                                            5,379,642
         2,000,000                  Prestige Auto Receivables Trust 2013-1, 3.04%,
                                    7/15/20 (144A)                                             1,972,554
         4,000,000                  Progreso Receivables Funding IV LLC, 3.0%,
                                    7/8/20 (144A)                                              3,978,165
         2,500,000                  Progress Residential 2015-SFR2 Trust, 3.684%,
                                    6/14/32 (144A)                                             2,372,770
         1,098,516                  RAMP Series 2004-RS1 Trust, 5.665%,
                                    1/25/34 (Step)                                               984,328
         1,223,029           6.55   Security National Mortgage Loan Trust 2007-1,
                                    Floating Rate Note, 4/25/37 (144A)                         1,224,160
         3,300,000           2.49   Silver Bay Realty 2014-1 Trust, Floating
                                    Rate Note, 9/18/31 (144A)                                  3,111,994
         1,602,777                  Skopos Auto Receivables Trust 2015-1, 3.1%,
                                    12/15/23 (144A)                                            1,597,322
         4,760,840                  Springleaf Funding Trust 2014-A, 2.41%,
                                    12/15/22 (144A)                                            4,748,003
         6,470,208                  Store Master Funding I LLC, 3.75%,
                                    4/20/45 (144A)                                             6,124,794
         1,046,567                  STORE Master Funding LLC, 4.16%,
                                    3/20/43 (144A)                                             1,040,637
           163,488                  STORE Master Funding LLC, 4.21%,
                                    4/20/44 (144A)                                               160,664

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 25

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
           509,746           0.63   Structured Asset Investment Loan Trust 2006-1,
                                    Floating Rate Note, 1/25/36                          $       498,676
           219,193           0.56   Structured Asset Securities Corp Mortgage
                                    Loan Trust 2007-BC2, Floating Rate Note,
                                    3/25/37                                                      218,507
         2,610,000           5.44   Trade MAPS 1, Ltd., Floating Rate Note,
                                    12/10/18 (144A)                                            2,610,000
         2,323,899           2.13   Truman Capital Mortgage Loan Trust,
                                    Floating Rate Note, 1/25/34                                2,276,805
           983,656           0.69   Truman Capital Mortgage Loan Trust, Floating
                                    Rate Note, 3/25/36 (144A)                                    854,177
            49,444           7.00   UCFC Manufactured Housing Contract, Floating
                                    Rate Note, 4/15/29                                            49,469
         3,752,303                  US Residential Opportunity Fund III Trust
                                    2015-1, 3.7213%, 1/29/35 (144A)                            3,721,142
         1,878,446                  VOLT XIX LLC, 3.875%, 4/26/55 (Step)                       1,878,537
         3,348,346                  VOLT XXV LLC, 3.5%, 6/26/45 (Step) (144A)                  3,292,679
         2,812,817                  VOLT XXXIII LLC, 3.5%, 3/25/55 (Step) (144A)               2,762,652
         5,531,465                  VOLT XXXVI LLC, 3.625%, 7/25/45 (Step) (144A)              5,492,142
         4,559,907           3.50   WinWater Mortgage Loan Trust 2015-5,
                                    Floating Rate Note, 8/20/45 (144A)                         4,632,761
                                                                                         ---------------
                                                                                         $   216,348,152
                                                                                         ---------------
                                    Total Banks                                          $   216,348,152
--------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.8%
                                    Other Diversified Financial Services -- 0.3%
         1,800,000                  American Credit Acceptance Receivables
                                    Trust 2014-1, 5.2%, 4/12/21 (144A)                   $     1,811,622
           800,000                  Ascentium Equipment Receivables 2014-1
                                    LLC, 3.1%, 6/10/21 (144A)                                    799,617
         1,938,055                  Mid-State Capital Trust 2010-1, 5.25%,
                                    12/15/45 (144A)                                            2,020,109
           617,581                  Sierra Timeshare 2012-3 Receivables
                                    Funding LLC, 1.87%, 8/20/29 (144A)                           615,479
       11,000,000                   Spirit Master Funding LLC, 4.6291%,
                                    1/20/45 (144A)                                            10,465,919
         1,247,587                  Spirit Master Funding LLC, 5.74%,
                                    3/20/42 (144A)                                             1,367,916
         1,000,000                  Spirit Master Funding VII LLC, 3.8868%,
                                    12/21/43 (144A)                                            1,017,520
                                                                                         ---------------
                                                                                         $    18,098,182
--------------------------------------------------------------------------------------------------------
                                    Specialized Finance -- 0.3%
         9,476,250                  Domino's Pizza Master Issuer LLC, 3.484%,
                                    10/25/45 (144A)                                      $     9,116,077
         8,478,747                  Domino's Pizza Master Issuer LLC, 5.216%,
                                    1/27/42 (144A)                                             8,676,747

The accompanying notes are an integral part of these financial statements.

26 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Specialized Finance -- (continued)
         1,739,137                  JG Wentworth XXII LLC, 3.82%,
                                    12/15/48 (144A)                                      $     1,803,569
                                                                                         ---------------
                                                                                         $    19,596,393
--------------------------------------------------------------------------------------------------------
                                    Consumer Finance -- 0.1%
         3,026,000                  California Republic Auto Receivables Trust
                                    2012-1, 3.0%, 1/15/20 (144A)                         $     3,049,090
         3,165,000                  Capital Auto Receivables Asset Trust 2013-1,
                                    2.19%, 9/20/21                                             3,149,440
           500,000                  First Investors Auto Owner Trust 2013-1,
                                    2.02%, 1/15/19 (144A)                                        497,668
         1,600,000                  First Investors Auto Owner Trust 2013-1,
                                    2.53%, 1/15/20 (144A)                                      1,585,628
           118,925                  First Investors Auto Owner Trust 2013-2,
                                    1.23%, 3/15/19 (144A)                                        118,801
         1,953,087                  Santander Drive Auto Receivables Trust 2012-5,
                                    2.7%, 8/15/18                                              1,960,262
                                                                                         ---------------
                                                                                         $    10,360,889
--------------------------------------------------------------------------------------------------------
                                    Asset Management & Custody Banks -- 0.1%
         1,200,000                  Engs Commercial Finance Trust 2015-1, 4.5%,
                                    12/22/22 (144A)                                      $     1,201,018
         1,571,624                  NewStar Commercial Lease Funding 2015-1
                                    LLC, 3.27%, 4/15/19 (144A)                                 1,565,544
         3,644,499                  RMAT 2015-1 LLC, 4.09%, 7/27/20
                                    (Step) (144A)                                              3,624,239
                                                                                         ---------------
                                                                                         $     6,390,801
                                                                                         ---------------
                                    Total Diversified Financials                         $    54,446,265
--------------------------------------------------------------------------------------------------------
                                    TELECOMMUNICATION SERVICES -- 0.2%
                                    Wireless Telecommunication Services -- 0.2%
         9,950,000           3.87   Small Business Administration Participation
                                    Certificates, Floating Rate Note,
                                    10/15/49 (144A)                                      $     9,930,693
                                                                                         ---------------
                                    Total Telecommunication Services                     $     9,930,693
--------------------------------------------------------------------------------------------------------
                                    TOTAL ASSET BACKED SECURITIES
                                    (Cost $321,624,698)                                  $   316,644,598
--------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE
                                    OBLIGATIONS -- 10.2%
                                    BANKS -- 8.9%
                                    Diversified Banks -- 0.0%+
           476,676           2.25   EverBank Mortgage Loan Trust REMICS,
                                    Floating Rate Note, 4/25/43 (144A)                   $       469,608
                                    Thrifts & Mortgage Finance -- 8.9%
         3,747,478           3.62   Agate Bay Mortgage Trust 2013-1, Floating
                                    Rate Note, 7/25/43 (144A)                                  3,611,853

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 27

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Diversified Banks -- (continued)
        11,145,534           3.50   Agate Bay Mortgage Trust 2015-1, Floating
                                    Rate Note, 1/25/45 (144A)                            $    11,321,935
         7,440,357           3.50   Agate Bay Mortgage Trust 2015-5, Floating
                                    Rate Note, 7/25/45 (144A)                                  7,565,556
         2,412,489                  Alternative Loan Trust 2003-16T1, 5.25%,
                                    9/25/33                                                    2,503,953
         7,200,000           1.39   Alternative Loan Trust 2005-J4, Floating
                                    Rate Note, 7/25/35                                         6,585,444
         2,403,572                  Banc of America Alternative Loan Trust 2003-2,
                                    5.75%, 4/25/33                                             2,452,554
           154,008                  Banc of America Alternative Loan Trust 2004-3,
                                    5.0%, 4/25/19                                                144,817
         2,083,190                  Banc of America Mortgage Trust 2004-11,
                                    5.75%, 1/25/35                                             2,113,017
        17,434,309                  Bayview Commercial Asset Trust 2007-2, 0.0%,
                                    7/27/37 (Step) (144A)                                             --
         7,648,616           1.36   Bear Stearns ALT-A Trust 2004-12, Floating
                                    Rate Note, 1/25/35                                         6,463,491
         7,373,000           1.18   Bear Stearns ALT-A Trust 2005-2, Floating
                                    Rate Note, 3/25/35                                         6,391,529
         1,664,847           2.79   Bear Stearns ARM Trust 2003-6, Floating
                                    Rate Note, 8/25/33                                         1,640,918
         3,721,863           2.94   Bear Stearns ARM Trust 2003-9, Floating
                                    Rate Note, 2/25/34                                         3,253,864
           719,206           3.17   Bear Stearns ARM Trust 2004-12, Floating
                                    Rate Note, 2/25/35                                           706,468
            15,021           3.03   CHL Mortgage Pass-Through Trust 2003-42,
                                    Floating Rate Note, 9/25/33                                   13,879
         1,584,972           2.44   CIM Trust 2015-4AG, Floating Rate Note,
                                    11/25/57 (144A)                                            1,557,949
         8,498,116           3.75   Citigroup Mortgage Loan Trust 2015-PS1,
                                    Floating Rate Note, 9/25/42 (144A)                         8,724,591
         3,659,298                  Citigroup Mortgage Loan Trust, Inc., 5.5%,
                                    9/25/34                                                    3,876,909
         4,500,000           4.65   City Center Trust 2011-CCHP, Floating Rate
                                    Note, 7/17/28 (144A)                                       4,506,687
         3,500,000                  COMM 2006-C8 Mortgage Trust, 5.377%,
                                    12/10/46                                                   3,353,609
         1,900,000                  COMM 2012-CCRE2 Mortgage Trust REMICS,
                                    3.791%, 8/17/45                                            2,012,701
         1,275,000                  COMM 2012-CCRE2 Mortgage Trust, 4.393%,
                                    8/17/45                                                    1,365,904
         4,047,000                  COMM 2012-CCRE4 Mortgage Trust, 2.436%,
                                    10/17/45                                                   4,129,085
         2,365,416                  COMM 2012-CCRE4 Mortgage Trust, 3.251%,
                                    10/17/45                                                   2,431,535

The accompanying notes are an integral part of these financial statements.

28 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Diversified Banks -- (continued)
         1,550,000           4.93   COMM 2012-LC4 Mortgage Trust, Floating
                                    Rate Note, 12/12/44                                  $     1,702,829
         8,000,000                  COMM 2013-LC6 Mortgage Trust, 2.941%,
                                    1/12/46                                                    8,256,116
         3,161,098           2.39   COMM 2014-FL4 Mortgage Trust, Floating
                                    Rate Note, 7/15/31 (144A)                                  3,067,331
         7,500,000           3.68   COMM 2015-CCRE23 Mortgage Trust,
                                    Floating Rate Note, 5/12/48 (144A)                         6,711,823
         5,600,000                  Commercial Mortgage Pass Through
                                    Certificates, 2.822%, 10/17/45                             5,770,880
           284,682                  Credit Suisse First Boston Mortgage Securities
                                    Corp., 5.0%, 8/25/20                                         282,063
         5,540,224           3.29   CSMC Trust 2013-6, Floating Rate Note,
                                    8/25/43 (144A)                                             5,473,898
         6,107,281           3.50   CSMC Trust 2014-IVR3 REMICS, Floating
                                    Rate Note, 7/25/44 (144A)                                  6,210,943
         4,127,691                  CSMC Trust 2015-2, 3.5%, 2/25/45 (144A)                    4,205,893
         4,425,494           3.93   CSMC Trust 2015-3, Floating Rate Note,
                                    3/25/45 (144A)                                             4,332,559
         1,969,223           3.50   CSMC Trust 2015-WIN1, Floating Rate
                                    Note, 12/25/54 (144A)                                      1,992,139
         9,694,998           3.50   CSMLT 2015-2 Trust, Floating Rate Note,
                                    8/28/45 (144A)                                             9,849,895
         2,950,000           5.70   DBUBS 2011-LC1 Mortgage Trust, Floating
                                    Rate Note, 11/13/46 (144A)                                 3,227,377
         6,767,000           5.47   DBUBS 2011-LC3 Mortgage Trust, Floating
                                    Rate Note, 8/12/44 (144A)                                  7,514,204
         5,200,000           3.89   EQTY 2014-INNS Mortgage Trust, Floating
                                    Rate Note, 5/8/31 (144A)                                   4,946,024
         6,119,954           3.50   EverBank Mortgage Loan Trust REMICS,
                                    Floating Rate Note, 4/25/43 (144A)                         6,139,053
         7,441,590           2.50   EverBank Mortgage Loan Trust, Floating
                                    Rate Note, 4/25/43 (144A)                                  7,231,715
           376,730                  Global Mortgage Securitization, Ltd., 5.25%,
                                    11/25/32 (144A)                                              241,411
         3,469,393                  Global Mortgage Securitization, Ltd., 5.25%,
                                    4/25/32                                                    3,346,465
         1,509,327                  Global Mortgage Securitization, Ltd., 5.25%,
                                    4/25/32                                                    1,438,059
         5,226,996           0.70   Global Mortgage Securitization, Ltd.,
                                    Floating Rate Note, 4/25/32                                4,991,125
         4,500,000                  GS Mortgage Securities Corp. II, 3.682%,
                                    2/10/46 (144A)                                             4,516,749
         7,305,000           2.18   GS Mortgage Securities Trust 2014-GSFL,
                                    Floating Rate Note, 7/15/31 (144A)                         7,279,850
         3,235,821           2.95   GSR Mortgage Loan Trust 2005-AR1, Floating
                                    Rate Note, 1/25/35                                         3,238,398

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 29

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Diversified Banks -- (continued)
           183,245           2.80   HarborView Mortgage Loan Trust 2004-1,
                                    Floating Rate Note, 4/19/34                          $       181,290
         2,680,669           1.07   Impac CMB Trust Series 2004-4, Floating
                                    Rate Note, 9/25/34                                         2,519,827
         2,416,774           1.23   Impac CMB Trust Series 2004-6, Floating
                                    Rate Note, 10/25/34                                        2,195,604
         1,616,670           1.83   Impac Secured Assets Trust 2006-1, Floating
                                    Rate Note, 5/25/36                                         1,454,108
         2,044,315           3.03   IndyMac INDX Mortgage Loan Trust 2005-AR3,
                                    Floating Rate Note, 4/25/35                                1,883,229
         6,944,736           3.17   Irvine Core Office Trust 2013-IRV, Floating
                                    Rate Note, 5/15/48 (144A)                                  7,233,511
           947,987           0.75   JP Morgan Alternative Loan Trust, Floating
                                    Rate Note, 1/25/36                                           859,998
         4,000,000                  JP Morgan Chase Commercial Mortgage
                                    Securities Trust 2006-CIBC16, 5.623%, 5/12/45              3,872,049
         1,825,571           5.56   JP Morgan Chase Commercial Mortgage
                                    Securities Trust 2006-LDP6, Floating Rate
                                    Note, 4/15/43                                              1,823,272
         1,300,000           5.56   JP Morgan Chase Commercial Mortgage
                                    Securities Trust 2010-C2, Floating Rate
                                    Note, 11/15/43 (144A)                                      1,377,793
         5,200,000                  JP Morgan Chase Commercial Mortgage
                                    Securities Trust 2011-C5, 4.1712%, 8/17/46                 5,714,300
         4,000,000           3.98   JP Morgan Chase Commercial Mortgage
                                    Securities Trust 2012-C8, Floating Rate
                                    Note, 10/17/45 (144A)                                      4,102,788
         3,007,420           3.50   JP Morgan Chase Commercial Mortgage
                                    Securities Trust 2013-A5, Floating Rate
                                    Note, 7/25/20                                              3,073,635
         8,054,416                  JP Morgan Chase Commercial Mortgage
                                    Securities Trust 2013-C16, 3.07%, 12/17/46                 8,293,555
         4,800,000           1.79   JP Morgan Chase Commercial Mortgage
                                    Securities Trust 2014-FL5, Floating Rate
                                    Note, 7/15/31 (144A)                                       4,741,324
         6,750,000           2.14   JP Morgan Chase Commercial Mortgage
                                    Securities Trust 2014-INN, Floating Rate
                                    Note, 6/15/29 (144A)                                       6,453,375
         4,799,149           2.50   JP Morgan Mortgage Trust 2013-1, Floating
                                    Rate Note, 3/25/43 (144A)                                  4,844,755
         5,400,768           3.50   JP Morgan Mortgage Trust 2013-2, Floating
                                    Rate Note, 5/25/43 (144A)                                  5,481,655
         3,959,106           3.50   JP Morgan Mortgage Trust 2014-1 REMICS,
                                    Floating Rate Note, 1/25/44 (144A)                         4,069,474
         1,660,622           4.00   JP Morgan Mortgage Trust 2014-1 REMICS,
                                    Floating Rate Note, 1/25/44 (144A)                         1,741,059
         1,757,437           3.00   JP Morgan Mortgage Trust 2014-5, Floating
                                    Rate Note, 10/25/29 (144A)                                 1,806,041

The accompanying notes are an integral part of these financial statements.

30 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Diversified Banks -- (continued)
         5,108,716           3.17   JP Morgan Mortgage Trust 2014-IVR3, Floating
                                    Rate Note, 9/26/44 (144A)                            $     5,008,070
         2,768,078           3.50   JP Morgan Mortgage Trust 2015-4, Floating
                                    Rate Note, 6/26/45 (144A)                                  2,817,493
        16,490,262           3.00   JP Morgan Mortgage Trust 2015-4, Floating
                                    Rate Note, 6/26/45 (144A)                                 16,228,608
         7,373,655           2.67   JP Morgan Trust 2015-1 REMICS, Floating
                                    Rate Note, 12/25/44 (144A)                                 6,856,252
         2,109,659           2.90   JP Morgan Trust 2015-5, Floating Rate
                                    Note, 5/25/45 (144A)                                       1,915,979
         9,563,288           3.50   JP Morgan Trust 2015-6, Floating Rate
                                    Note, 10/25/45 (144A)                                      9,643,408
         2,770,000           3.31   JPMCC Re-REMIC Trust 2014-FRR1, Floating
                                    Rate Note, 4/27/44 (144A)                                  2,569,687
         1,213,488           2.50   La Hipotecaria Panamanian Mortgage
                                    Trust 2010-1, Floating Rate Note,
                                    9/8/39 (144A)                                              1,261,269
         1,287,515           0.63   Lehman Brothers Small Balance Commercial
                                    Mortgage Trust 2006-2, Floating Rate Note,
                                    9/25/36 (144A)                                             1,228,225
           622,932           1.39   Lehman Brothers Small Balance Commercial
                                    Mortgage Trust 2007-3 Class 1A4, Floating Rate
                                    Note, 10/25/37 (144A)                                        620,577
           819,731           0.66   Lehman Brothers Small Balance Commercial,
                                    Floating Rate Note, 4/25/31 (144A)                           771,775
         8,410,000           3.31   LSTAR Commercial Mortgage Trust 2015-3,
                                    Floating Rate Note, 4/22/48 (144A)                         8,412,616
        12,545,549           2.44   LSTAR Securities Investment Trust 2015-2,
                                    Floating Rate Note, 1/2/20 (144A)                         12,359,668
         3,655,001           2.44   LSTAR Securities Investment Trust 2015-3,
                                    Floating Rate Note, 3/2/20 (144A)                          3,571,044
         5,000,000           3.94   LSTAR Securities Investment Trust 2015-4,
                                    Floating Rate Note, 4/1/20 (144A)                          4,812,500
         1,050,560           1.33   Merrill Lynch Mortgage Investors Trust Series
                                    MLCC 2003-E, Floating Rate Note, 10/25/28                    915,146
         1,079,903           1.21   Merrill Lynch Mortgage Investors Trust Series
                                    MLCC 2004-D REMICS, Floating Rate
                                    Note, 9/25/29                                                938,241
         2,075,000                  Morgan Stanley Bank of America Merrill Lynch
                                    Trust 2014-C15 REMICS, 2.979%, 4/17/47                     2,158,323
         3,000,000           2.64   Morgan Stanley Capital I Trust 2015-XLF1,
                                    Floating Rate Note, 8/14/31 (144A)                         2,961,628
         3,997,000           0.93   Morgan Stanley Mortgage Loan Trust 2005-5AR,
                                    Floating Rate Note, 9/25/35                                3,621,952
         3,935,000           0.89   Morgan Stanley Mortgage Loan Trust 2005-6AR,
                                    Floating Rate Note, 11/25/35                               3,427,631
         1,854,000           1.10   Morgan Stanley Mortgage Loan Trust 2005-6AR,
                                    Floating Rate Note, 11/25/35                               1,488,127

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 31

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Diversified Banks -- (continued)
         1,855,000           1.15   Morgan Stanley Mortgage Loan Trust 2005-6AR,
                                    Floating Rate Note, 11/25/35                         $     1,407,788
         4,589,470           2.99   Morgan Stanley Residential Mortgage Loan
                                    Trust 2014-1, Floating Rate Note,
                                    6/25/44 (144A)                                             4,514,545
         1,769,339           2.99   Morgan Stanley Residential Mortgage Loan
                                    Trust 2014-1, Floating Rate Note,
                                    6/25/44 (144A)                                             1,720,497
         2,111,179           1.32   MortgageIT Trust 2005-1, Floating Rate
                                    Note, 2/25/35                                              1,986,104
         5,317,490           3.75   New Residential Mortgage Loan Trust 2014-3,
                                    Floating Rate Note, 11/25/54 (144A)                        5,485,811
         9,551,492           3.25   NRP Mortgage Trust 2013-1, Floating Rate
                                    Note, 7/25/43 (144A)                                       9,530,020
         4,405,951           3.25   NRP Mortgage Trust 2013-1, Floating Rate
                                    Note, 7/25/43 (144A)                                       4,484,262
         7,273,000           0.89   Opteum Mortgage Acceptance Corp Asset
                                    Backed Pass-Through Certificates Series 20,
                                    Floating Rate Note, 7/25/35                                6,397,583
         6,674,000           0.91   Opteum Mortgage Acceptance Corp Asset
                                    Backed Pass-Through Certificates Series 20,
                                    Floating Rate Note, 7/25/35                                5,738,188
        10,936,000           0.92   Opteum Mortgage Acceptance Corp Trust
                                    2005-4, Floating Rate Note, 11/25/35                       8,901,214
         1,284,534                  ORES 2014-LV3 LLC, 3.0%, 3/27/24 (144A)                    1,276,209
         4,000,000           2.59   RAIT 2014-FL2 Trust, Floating Rate Note,
                                    5/15/31 (144A)                                             3,935,670
           544,233                  RALI Series 2003-QS11 Trust, 5.25%, 6/25/33                  536,612
         2,704,002           0.99   RALI Series 2003-QS13 Trust, Floating Rate
                                    Note, 7/25/33                                              2,468,496
           251,950                  RALI Series 2003-QS14 Trust, 5.0%, 7/25/18                   253,084
         1,149,981           0.94   RALI Series 2004-QS4 Trust, Floating Rate
                                    Note, 3/25/34                                              1,051,036
           755,885                  RCMC LLC, 5.62346%, 12/17/18 (144A)                          760,370
           193,475           2.59   Resource Capital Corp. CRE Notes 2013, Ltd.,
                                    Floating Rate Note, 6/15/16 (144A)                           193,531
         2,719,406           3.91   Sequoia Mortgage Trust 2012-5, Floating
                                    Rate Note, 11/25/42                                        2,814,994
         8,622,500           2.50   Sequoia Mortgage Trust 2012-6, Floating
                                    Rate Note, 12/26/42                                        8,559,314
         5,043,742           3.64   Sequoia Mortgage Trust 2013-1, Floating
                                    Rate Note, 2/25/43                                         5,169,064
         2,170,926           3.68   Sequoia Mortgage Trust 2013-11 REMICS,
                                    Floating Rate Note, 9/25/43 (144A)                         2,132,252
         5,870,774           1.87   Sequoia Mortgage Trust 2013-2, Floating
                                    Rate Note, 2/25/43                                         5,557,727

The accompanying notes are an integral part of these financial statements.

32 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Diversified Banks -- (continued)
         4,784,553           3.53   Sequoia Mortgage Trust 2013-3, Floating
                                    Rate Note, 3/25/43                                   $     4,711,087
         2,399,279           2.33   Sequoia Mortgage Trust 2013-4 REMICS,
                                    Floating Rate Note, 4/27/43                                2,327,558
         7,909,882           2.50   Sequoia Mortgage Trust 2013-4, Floating
                                    Rate Note, 4/27/43                                         7,730,106
         6,192,069           2.50   Sequoia Mortgage Trust 2013-5 REMICS,
                                    Floating Rate Note, 5/25/43 (144A)                         6,051,336
         5,006,882           3.53   Sequoia Mortgage Trust 2013-5, Floating
                                    Rate Note, 5/25/43 (144A)                                  4,925,952
        15,509,428           2.50   Sequoia Mortgage Trust 2013-6, Floating
                                    Rate Note, 5/26/43                                        15,189,252
         5,699,946           3.00   Sequoia Mortgage Trust 2013-7, Floating
                                    Rate Note, 6/25/43                                         5,704,061
         2,422,655           2.25   Sequoia Mortgage Trust 2013-8, Floating
                                    Rate Note, 6/25/43                                         2,386,316
         3,123,955           3.00   Sequoia Mortgage Trust 2013-8, Floating
                                    Rate Note, 6/25/43                                         3,113,106
         3,935,744                  Sequoia Mortgage Trust 2013-9, 3.5%,
                                    7/27/43 (144A)                                             4,022,606
         4,554,807                  Sequoia Mortgage Trust 2013-9, 3.5%,
                                    7/27/43 (144A)                                             4,589,466
         7,977,764           3.50   Sequoia Mortgage Trust 2015-3, Floating
                                    Rate Note, 7/25/45 (144A)                                  8,085,280
         1,585,186           3.00   Sequoia Mortgage Trust, Floating Rate
                                    Note, 9/25/42                                              1,584,442
           981,414           2.16   Springleaf Mortgage Loan Trust 2013-1,
                                    Floating Rate Note, 6/25/58 (144A)                           979,839
           711,465           3.19   Structured Adjustable Rate Mortgage Loan Trust
                                    Class 1A1, Floating Rate Note, 3/25/34                       700,659
            19,920           2.67   Structured Adjustable Rate Mortgage Loan Trust,
                                    Floating Rate Note, 2/25/34                                   19,837
         1,154,307           2.55   Structured Asset Securities Corp. Mortgage
                                    Pass-Through Certificates Series 2003-24A,
                                    Floating Rate Note, 7/25/33                                1,124,929
           750,000                  TimberStar Trust I REMICS, 5.668%,
                                    10/15/36 (144A)                                              761,107
         2,213,000           3.75   Towd Point Mortgage Trust 2015-1, Floating
                                    Rate Note, 11/25/57 (144A)                                 2,280,432
         3,232,180           2.43   Velocity Commercial Capital Loan Trust 2014-1,
                                    Floating Rate Note, 9/25/44 (144A)                         3,211,171
         5,565,000           5.28   Velocity Commercial Capital Loan Trust 2015-1,
                                    Floating Rate Note, 6/25/45 (144A)                         5,495,438
         2,274,000           5.88   Velocity Commercial Capital Loan Trust 2015-1,
                                    Floating Rate Note, 6/25/45 (144A)                         2,340,799
         4,225,000                  Wells Fargo Commercial Mortgage Trust 2010-C1,
                                    4.0%, 11/18/43 (144A)                                      3,830,910

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 33

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Diversified Banks -- (continued)
         4,800,000           5.61   Wells Fargo Commercial Mortgage Trust 2010-C1,
                                    Floating Rate Note, 11/18/43 (144A)                  $     5,112,543
         1,775,000           4.69   Wells Fargo Commercial Mortgage Trust 2012-LC5,
                                    Floating Rate Note, 10/17/45                               1,800,921
         3,525,000                  Wells Fargo Commercial Mortgage Trust
                                    2014-LC16 REMICS, 2.819%, 8/17/50                          3,630,297
         7,000,000                  Wells Fargo Commercial Mortgage Trust
                                    2014-LC16 REMICS, 3.477%, 8/17/50                          7,414,653
         4,775,232           2.74   Wells Fargo Mortgage Backed Securities
                                    2005-AR7 Trust, Floating Rate Note, 5/25/35                4,322,528
         1,200,000           5.39   WF-RBS Commercial Mortgage Trust 2011-C2,
                                    Floating Rate Note, 2/15/44 (144A)                         1,265,957
         2,885,000                  WFRBS Commercial Mortgage Trust 2011-C3,
                                    3.998%, 3/15/44 (144A)                                     3,017,730
         2,000,000           5.26   WFRBS Commercial Mortgage Trust 2011-C4,
                                    Floating Rate Note, 6/17/44 (144A)                         2,071,754
         6,490,090           3.50   WinWater Mortgage Loan Trust 2015-1 REMICS,
                                    Floating Rate Note, 1/20/45 (144A)                         6,552,017
         4,785,747           3.81   WinWater Mortgage Loan Trust 2015-5,
                                    Floating Rate Note, 8/20/45 (144A)                         4,723,009
                                                                                         ---------------
                                                                                         $   581,957,377
                                                                                         ---------------
                                    Total Banks                                          $   582,426,985
--------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.1%
                                    Other Diversified Financial Services -- 0.1%
           858,807           5.13   JP Morgan Chase Commercial Mortgage
                                    Securities Trust 2005-LDP4, Floating Rate
                                    Note, 10/15/42                                       $       855,777
         2,023,524                  Nomura Asset Acceptance Corp. Alternative
                                    Loan Trust Series 2003-A3, 5.5%,
                                    8/25/33 (Step)                                             2,075,393
                                                                                         ---------------
                                                                                         $     2,931,170
                                                                                         ---------------
                                    Total Diversified Financials                         $     2,931,170
--------------------------------------------------------------------------------------------------------
                                    GOVERNMENT -- 1.2%
                                    Government -- 1.2%
         1,067,438                  Federal National Mortgage Association REMICS,
                                    3.5%, 1/25/29 (g)                                    $        41,483
         2,342,354                  Federal National Mortgage Association REMICS,
                                    4.5%, 6/25/29                                              2,521,063
           163,604                  Federal National Mortgage Association REMICS,
                                    5.0%, 9/25/39                                                165,943
         6,469,860                  Freddie Mac Whole Loan Securities Trust
                                    2015-SC01, 3.5%, 5/25/45                                   6,668,860
         3,150,000           3.63   FREMF Mortgage Trust 20-, Floating Rate
                                    Note, 11/25/47 (144A)                                      2,953,753
         3,900,000           5.44   FREMF Mortgage Trust 2010-K7, Floating
                                    Rate Note, 5/25/29 (144A)                                  4,269,683

The accompanying notes are an integral part of these financial statements.

34 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Government -- (continued)
         1,980,000           5.25   FREMF Mortgage Trust 2010-K8, Floating
                                    Rate Note, 9/25/43 (144A)                            $     2,153,926
         4,160,000           5.20   FREMF Mortgage Trust 2010-K9 REMICS,
                                    Floating Rate Note, 9/25/45 (144A)                         4,517,235
         5,600,000           4.63   FREMF Mortgage Trust 2011-K10 , Floating
                                    Rate Note, 11/25/49 (144A)                                 6,003,636
         9,582,000           4.77   FREMF Mortgage Trust 2011-K702, Floating
                                    Rate Note, 4/25/44 (144A)                                  9,955,298
         5,450,000           4.88   FREMF Mortgage Trust 2011-K703, Floating
                                    Rate Note, 7/25/44 (144A)                                  5,680,100
         5,000,000           3.74   FREMF Mortgage Trust 2012-K709, Floating
                                    Rate Note, 4/25/45 (144A)                                  5,082,752
         1,000,000           3.10   FREMF Mortgage Trust 2013-K502, Floating
                                    Rate Note, 3/27/45 (144A)                                  1,010,842
         3,400,000           3.16   FREMF Mortgage Trust 2013-K713, Floating
                                    Rate Note, 4/25/46 (144A)                                  3,388,871
         2,750,000           3.36   FREMF Mortgage Trust Class B, Floating
                                    Rate Note, 11/25/46 (144A)                                 2,761,221
         3,661,000           3.82   FREMF Mortgage Trust Class B, Floating
                                    Rate Note, 6/25/47 (144A)                                  3,730,727
         2,000,000           3.36   FREMF Mortgage Trust Class C, Floating
                                    Rate Note, 11/25/46 (144A)                                 2,005,052
         5,705,346                  Government National Mortgage Association,
                                    3.0%, 4/20/41                                              5,933,449
         7,318,963                  Government National Mortgage Association,
                                    4.5%, 9/20/39                                              7,978,943
                                                                                         ---------------
                                                                                         $    76,822,837
                                                                                         ---------------
                                    Total Government                                     $    76,822,837
--------------------------------------------------------------------------------------------------------
                                    TOTAL COLLATERALIZED MORTGAGE
                                    OBLIGATIONS
                                    (Cost $657,261,440)                                  $   662,180,992
--------------------------------------------------------------------------------------------------------
                                    CORPORATE BONDS -- 46.9%
                                    ENERGY -- 6.1%
                                    Oil & Gas Drilling -- 0.4%
        16,551,000                  Ensco Plc, 4.5%, 10/1/24                             $     9,185,805
         3,449,000                  Pride International, Inc., 6.875%, 8/15/20                 2,517,770
        24,347,000                  Rowan Companies, Inc., 5.85%, 1/15/44                     14,190,990
                                                                                         ---------------
                                                                                         $    25,894,565
--------------------------------------------------------------------------------------------------------
                                    Oil & Gas Equipment & Services -- 0.1%
         3,825,000                  Weatherford International, Ltd. Bermuda,
                                    5.95%, 4/15/42                                       $     2,658,375
         4,070,000                  Weatherford International, Ltd. Bermuda,
                                    9.625%, 3/1/19                                             4,059,825
                                                                                         ---------------
                                                                                         $     6,718,200
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 35

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Integrated Oil & Gas -- 0.1%
MXN     14,965,000                  Petroleos Mexicanos, 7.19%, 9/12/24 (144A)           $       751,364
         1,395,000                  Rosneft Finance SA, 6.625%, 3/20/17 (144A)                 1,433,767
         3,055,000                  YPF SA, 8.5%, 3/23/21 (144A)                               3,058,819
                                                                                         ---------------
                                                                                         $     5,243,950
--------------------------------------------------------------------------------------------------------
                                    Oil & Gas Exploration & Production -- 1.4%
         5,785,000                  Antero Resources Corp., 5.125%, 12/1/22              $     5,249,888
         3,350,000                  Antero Resources Corp., 5.625%, 6/1/23                     3,082,000
         4,544,010                  Ascent Resources -- Utica LLC, 3.5%, 3/1/21
                                    (144A) (PIK)                                                  90,880
         1,935,000                  Bonanza Creek Energy, Inc., 5.75%, 2/1/23                    512,775
         4,655,000                  Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                     4,340,788
         5,125,000                  Concho Resources, Inc., 6.5%, 1/15/22                      5,112,188
        10,196,000                  Denbury Resources, Inc., 4.625%, 7/15/23                   4,256,830
         4,290,000                  Denbury Resources, Inc., 5.5%, 5/1/22                      1,930,500
         3,780,000                  Dolphin Energy, Ltd., 5.5%, 12/15/21 (144A)                4,219,425
           107,000                  Freeport-McMoran Oil & Gas LLC, 6.75%, 2/1/22                 82,390
           765,000                  Gazprom OAO Via Gaz Capital SA, 8.146%,
                                    4/11/18 (144A)                                               828,793
         8,470,000                  Hilcorp Energy I LP, 5.75%, 10/1/25 (144A)                 7,284,200
         5,768,000                  Hilcorp Energy I LP, 7.625%, 4/15/21 (144A)                5,494,020
         3,500,000                  KazMunayGas National Co JSC, 4.4%,
                                    4/30/23 (144A)                                             3,192,560
         6,125,000                  Newfield Exploration Co., 5.625%, 7/1/24                   5,742,188
         2,860,000                  Noble Energy, Inc., 5.625%, 5/1/21                         2,874,300
         6,995,000                  Novatek OAO via Novatek Finance, Ltd.,
                                    4.422%, 12/13/22 (144A)                                    6,454,286
         3,760,000                  Pacific Exploration and Production Corp.,
                                    5.375%, 1/26/19 (144A)                                       639,200
         1,200,000                  Parsley Energy LLC, 7.5%, 2/15/22 (144A)                   1,194,000
         8,700,000                  PDC Energy, Inc., 7.75%, 10/15/22                          8,678,250
         9,865,000                  Sanchez Energy Corp., 6.125%, 1/15/23                      5,327,100
         1,025,000                  Sanchez Energy Corp., 7.75%, 6/15/21                         602,188
         1,160,000                  SM Energy Co., 5.0%, 1/15/24                                 802,940
         3,625,000                  Swift Energy Co., 7.875%, 3/1/22                             181,250
         5,820,000                  Whiting Petroleum Corp., 6.25%, 4/1/23                     3,913,950
         9,625,000                  WPX Energy, Inc., 7.5%, 8/1/20                             7,507,500
                                                                                         ---------------
                                                                                         $    89,594,389
--------------------------------------------------------------------------------------------------------
                                    Oil & Gas Refining & Marketing -- 0.4%
         7,455,000                  Calumet Specialty Products Partners LP,
                                    6.5%, 4/15/21                                        $     5,293,050
        10,465,000                  EnLink Midstream Partners LP, 4.4%, 4/1/24                 8,404,672
         9,480,000                  Tesoro Corp., 5.375%, 10/1/22                              9,361,500

The accompanying notes are an integral part of these financial statements.

36 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Oil & Gas Refining & Marketing -- (continued)
         4,414,000                  Valero Energy Corp., 9.375%, 3/15/19                 $     5,263,377
                                                                                         ---------------
                                                                                         $    28,322,599
--------------------------------------------------------------------------------------------------------
                                    Oil & Gas Storage & Transportation -- 3.7%
        18,358,000                  Boardwalk Pipelines LP, 4.95%, 12/15/24              $    16,788,666
         1,770,000                  Buckeye Partners LP, 6.05%, 1/15/18                        1,866,792
        11,925,000                  Crestwood Midstream Partners LP, 6.25%,
                                    4/1/23 (144A)                                              8,824,500
         4,290,000                  DCP Midstream LLC, 9.75%, 3/15/19 (144A)                   4,102,218
        11,805,000           5.85   DCP Midstream LLC, Floating Rate
                                    Note, 5/21/43 (144A)                                       6,079,575
        19,500,000                  Enbridge Energy Partners LP, 7.375%, 10/15/45             19,708,494
        14,927,000                  Enterprise Products Operating LLC, 3.7%,
                                    2/15/26                                                   14,640,894
         4,517,000                  Enterprise Products Operating LLC, 3.75%,
                                    2/15/25                                                    4,508,756
         1,400,000                  Enterprise Products Operating LLC, 3.9%,
                                    2/15/24                                                    1,415,075
         3,683,000           8.38   Enterprise Products Operating LLC, Floating
                                    Rate Note, 8/1/66                                          2,909,570
NOK     33,000,000           6.31   Golar LNG Partners LP, Floating Rate
                                    Note, 10/12/17                                             3,903,660
        18,000,000                  Kinder Morgan, Inc. Delaware, 5.05%, 2/15/46              15,317,442
        23,385,000                  Kinder Morgan, Inc. Delaware, 5.55%, 6/1/45               20,782,904
         6,585,000                  Magellan Midstream Partners LP, 5.0%, 3/1/26               7,121,217
        17,410,000                  MPLX LP, 4.875%, 12/1/24 (144A)                           16,073,556
         9,425,000                  ONEOK, Inc., 6.875%, 9/30/28                               7,964,125
        18,500,000                  Plains All American Pipeline LP, 4.65%, 10/15/25          17,103,583
        12,650,000                  Sabine Pass Liquefaction LLC, 5.625%, 2/1/21              12,159,812
         3,155,000                  Sabine Pass Liquefaction LLC, 5.625%, 3/1/25               3,009,081
         2,140,000                  Spectra Energy Capital LLC, 6.75%, 7/15/18                 2,279,164
        10,390,000                  Sunoco Logistics Partners Operations LP,
                                    6.1%, 2/15/42                                              9,130,483
        10,540,000                  Targa Resources Partners LP, 4.125%, 11/15/19              9,953,765
        31,000,000                  The Williams Companies, Inc., 5.75%, 6/24/44              20,615,000
         8,250,000                  The Williams Companies, Inc., 7.5%, 1/15/31                6,703,125
         8,880,000                  The Williams Companies, Inc., 7.75%, 6/15/31               7,348,200
                                                                                         ---------------
                                                                                         $   240,309,657
--------------------------------------------------------------------------------------------------------
                                    Coal & Consumable Fuels -- 0.0%+
         1,860,000                  Alpha Natural Resources, Inc., 6.25%,
                                    6/1/21 (e)                                           $         6,975
                                                                                         ---------------
                                    Total Energy                                         $   396,090,335
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 37

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    MATERIALS -- 3.6%
                                    Commodity Chemicals -- 0.2%
         1,575,000                  Hexion, Inc., 8.875%, 2/1/18                         $     1,078,875
         6,750,000                  Methanex Corp., 4.25%, 12/1/24                             5,636,547
         3,605,000                  NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                  3,505,862
         3,875,000                  Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)                  3,216,250
                                                                                         ---------------
                                                                                         $    13,437,534
--------------------------------------------------------------------------------------------------------
                                    Diversified Chemicals -- 0.4%
         1,265,000                  Blue Cube Spinco, Inc., 10.0%,
                                    10/15/25 (144A)                                      $     1,445,262
         1,265,000                  Blue Cube Spinco, Inc., 9.75%,
                                    10/15/23 (144A)                                            1,445,262
         4,140,000                  Eastman Chemical Co., 4.8%, 9/1/42                         3,926,310
EURO    14,095,000                  Ineos Finance Plc, 4.0%, 5/1/23 (144A)                    15,586,224
EURO     1,045,000                  PSPC Escrow Corp., 6.0%, 2/1/23 (144A)                       993,863
                                                                                         ---------------
                                                                                         $    23,396,921
--------------------------------------------------------------------------------------------------------
                                    Fertilizers & Agricultural Chemicals -- 0.5%
        25,250,000                  Agrium, Inc., 5.25%, 1/15/45                         $    24,934,224
         3,650,000                  EuroChem Mineral & Chemical Co OJSC via
                                    EuroChem Global Investments, Ltd., 5.125%,
                                    12/12/17 (144A)                                            3,715,452
         5,550,000                  Phosagro OAO via Phosagro Bond Funding, Ltd.,
                                    4.204%, 2/13/18 (144A)                                     5,556,938
                                                                                         ---------------
                                                                                         $    34,206,614
--------------------------------------------------------------------------------------------------------
                                    Specialty Chemicals -- 0.1%
         3,395,000                  Platform Specialty Products Corp., 6.5%,
                                    2/1/22 (144A)                                        $     2,858,166
         1,375,000                  Rentech Nitrogen Partners LP, 6.5%,
                                    4/15/21 (144A)                                             1,354,375
                                                                                         ---------------
                                                                                         $     4,212,541
--------------------------------------------------------------------------------------------------------
                                    Construction Materials -- 0.3%
         5,098,000                  CEMEX Espana SA, 9.875%, 4/30/19 (144A)              $     5,370,743
         3,400,000                  Cemex SAB de CV, 7.25%, 1/15/21 (144A)                     3,536,000
         2,790,000                  Cemex SAB de CV, 7.75%, 4/16/26 (144A)                     2,859,471
         1,900,000                  Holcim US Finance Sarl & Cie SCS, 6.0%,
                                    12/30/19 (144A)                                            2,121,358
         4,250,000                  Union Andina de Cementos SAA, 5.875%,
                                    10/30/21 (144A)                                            4,260,625
                                                                                         ---------------
                                                                                         $    18,148,197
--------------------------------------------------------------------------------------------------------
                                    Metal & Glass Containers -- 0.5%
         1,129,412                  Ardagh Packaging Finance Plc, 7.0%,
                                    11/15/20 (144A)                                      $     1,075,765
         7,250,000                  Ardagh Packaging Finance Plc, 9.125%,
                                    10/15/20 (144A)                                            7,503,750

The accompanying notes are an integral part of these financial statements.

38 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Metal & Glass Containers -- (continued)
EURO    10,958,000                  Ardagh Packaging Finance Plc, 9.25%,
                                    10/15/20 (144A)                                      $    13,015,854
         2,010,000                  Owens-Brockway Glass Container, Inc., 5.875%,
                                    8/15/23 (144A)                                             2,094,169
         6,575,000                  Reynolds Group Issuer, Inc., 8.5%, 5/15/18                 6,575,000
         5,795,000                  Reynolds Group Issuer, Inc., 9.875%, 8/15/19               6,001,447
                                                                                         ---------------
                                                                                         $    36,265,985
--------------------------------------------------------------------------------------------------------
                                    Paper Packaging -- 0.2%
         1,824,000                  AEP Industries, Inc., 8.25%, 4/15/19                 $     1,851,360
         2,725,000                  International Paper Co., 3.8%, 1/15/26                     2,778,672
        10,035,000                  International Paper Co., 6.0%, 11/15/41                   10,898,953
                                                                                         ---------------
                                                                                         $    15,528,985
--------------------------------------------------------------------------------------------------------
                                    Diversified Metals & Mining -- 0.7%
         6,230,000                  Ausdrill Finance Pty, Ltd., 6.875%,
                                    11/1/19 (144A)                                       $     4,828,250
         8,860,000                  Freeport-McMoRan, Inc., 3.875%, 3/15/23                    6,002,650
        18,840,000                  Gold Fields Orogen Holdings BVI, Ltd., 4.875%,
                                    10/7/20 (144A)                                            16,956,000
         8,500,000                  MMC Norilsk Nickel OJSC via MMC Finance,
                                    Ltd., 5.55%, 10/28/20 (144A)                               8,691,250
         3,500,000                  MMC Norilsk Nickel OJSC via MMC Finance,
                                    Ltd., 6.625%, 10/14/22 (144A)                              3,655,400
         5,850,000                  Vedanta Resources Plc, 6.0%, 1/31/19 (144A)                3,956,062
         4,040,000                  Vedanta Resources Plc, 9.5%, 7/18/18 (144A)                3,293,125
                                                                                         ---------------
                                                                                         $    47,382,737
--------------------------------------------------------------------------------------------------------
                                    Precious Metals & Minerals -- 0.1%
         7,550,000                  Fresnillo Plc, 5.5%, 11/13/23 (144A)                 $     7,748,188
--------------------------------------------------------------------------------------------------------
                                    Steel -- 0.4%
         3,645,000                  Allegheny Technologies, Inc., 9.375%, 6/1/19         $     3,462,750
         5,175,000                  Glencore Funding LLC, 4.125%, 5/30/23 (144A)               4,230,562
         3,400,000                  Metalloinvest Finance, Ltd., 5.625%,
                                    4/17/20 (144A)                                             3,367,482
         7,000,000                  Samarco Mineracao SA, 4.125%, 11/1/22
                                    (144A)                                                     4,182,500
         3,000,000                  Samarco Mineracao SA, 5.75%, 10/24/23
                                    (144A)                                                     1,800,000
         3,275,000                  Steel Dynamics, Inc., 5.125%, 10/1/21                      3,307,750
         3,875,000                  Worthington Industries, Inc., 4.55%, 4/15/26               3,867,452
                                                                                         ---------------
                                                                                         $    24,218,496
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 39

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Paper Products -- 0.2%
        11,110,000                  Resolute Forest Products, Inc., 5.875%, 5/15/23      $     7,499,250
EURO     4,150,000                  Sappi Papier Holding GmbH, 4.0%,
                                    4/1/23 (144A)                                              4,681,945
                                                                                         ---------------
                                                                                         $    12,181,195
                                                                                         ---------------
                                    Total Materials                                      $   236,727,393
--------------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 1.4%
                                    Aerospace & Defense -- 0.1%
         5,075,000                  DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)             $     4,618,250
         1,025,000                  DynCorp International, Inc., 10.375%, 7/1/17                 820,000
         2,520,000                  Huntington Ingalls Industries, Inc., 5.0%,
                                    11/15/25 (144A)                                            2,636,550
EURO     1,850,000                  TA MFG., Ltd., 3.625%, 4/15/23                             1,845,752
                                                                                         ---------------
                                                                                         $     9,920,552
--------------------------------------------------------------------------------------------------------
                                    Building Products -- 0.7%
           312,000                  Griffon Corp., 5.25%, 3/1/22                         $       311,220
        19,280,000                  Masco Corp., 4.375%, 4/1/26                               19,629,161
         5,975,000                  Owens Corning, 4.2%, 12/1/24                               5,967,280
           605,000                  Standard Industries, Inc., 5.125%,
                                    2/15/21 (144A)                                               619,369
         9,250,000                  Standard Industries, Inc., 5.375%,
                                    11/15/24 (144A)                                            9,388,750
         8,525,000           5.75   Stanley Black & Decker, Inc., Floating
                                    Rate Note, 12/15/53                                        8,951,250
                                                                                         ---------------
                                                                                         $    44,867,030
--------------------------------------------------------------------------------------------------------
                                    Construction & Engineering -- 0.0%+
         2,725,000                  Empresas ICA SAB de CV, 8.9%, 2/4/21 (144A)          $       463,250
--------------------------------------------------------------------------------------------------------
                                    Construction & Farm Machinery & Heavy
                                    Trucks -- 0.3%
         1,059,000                  Commercial Vehicle Group, Inc.,
                                    7.875%, 4/15/19                                      $       889,560
        14,150,000                  Cummins, Inc., 5.65%, 3/1/98                              15,062,732
         1,635,000                  Meritor, Inc., 6.25%, 2/15/24                              1,440,844
                                                                                         ---------------
                                                                                         $    17,393,136
--------------------------------------------------------------------------------------------------------
                                    Industrial Machinery -- 0.1%
         4,123,108                  Liberty Tire Recycling LLC, 11.0%, 3/31/21
                                    (0.0% cash, 11.0% PIK) (144A) (PIK) (c)              $     3,051,100
         1,291,000                  Valmont Industries, Inc., 6.625%, 4/20/20                  1,449,340
                                                                                         ---------------
                                                                                         $     4,500,440
--------------------------------------------------------------------------------------------------------
                                    Trading Companies & Distributors -- 0.2%
         3,775,000                  Aircastle, Ltd., 6.25%, 12/1/19                      $     4,100,594
         2,900,000                  Aircastle, Ltd., 7.625%, 4/15/20                           3,277,000

The accompanying notes are an integral part of these financial statements.

40 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Trading Companies & Distributors -- (continued)
         6,865,000                  GATX Corp., 6.0%, 2/15/18                            $     7,300,749
                                                                                         ---------------
                                                                                         $    14,678,343
                                                                                         ---------------
                                    Total Capital Goods                                  $    91,822,751
--------------------------------------------------------------------------------------------------------
                                    COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                    Research & Consulting Services -- 0.1%
         9,412,000                  Verisk Analytics, Inc., 5.5%, 6/15/45                $     9,197,886
                                                                                         ---------------
                                    Total Commercial Services & Supplies                 $     9,197,886
--------------------------------------------------------------------------------------------------------
                                    TRANSPORTATION -- 1.2%
                                    Airlines -- 0.8%
         1,809,223                  Air Canada 2013-1 Class A Pass Through Trust,
                                    4.125%, 11/15/26 (144A)                              $     1,836,361
         3,024,565                  American Airlines 2013-2 Class A Pass Through
                                    Trust, 4.95%, 1/15/23                                      3,236,043
         8,982,389                  American Airlines 2015-2 Class AA Pass Through
                                    Trust, 3.6%, 9/22/27                                       9,251,860
         5,219,848                  American Airlines 2015-2 Class B Pass Through
                                    Trust, 4.4%, 9/22/25                                       5,125,239
           106,551                  Continental Airlines 1999-1 Class B Pass Through
                                    Trust, 6.795%, 8/2/18                                        110,281
         4,910,918                  Continental Airlines 2012-2 Class A Pass Through
                                    Trust, 4.0%, 10/29/24                                      5,058,246
           200,000                  Continental Airlines 2012-3 Class C Pass Thru
                                    Certificates, 6.125%, 4/29/18                                210,250
         1,805,256                  Delta Air Lines 2010-2 Class A Pass Through
                                    Trust, 4.95%, 5/23/19                                      1,900,032
         6,674,911                  Guanay Finance, Ltd., 6.0%, 12/15/20 (144A)                6,457,976
         2,520,004                  Hawaiian Airlines 2013-1 Class A Pass Through
                                    Certificates, 3.9%, 1/15/26                                2,444,404
        16,375,000                  Latam Airlines 2015-1 Pass Through Trust A,
                                    4.2%, 8/15/29 (144A)                                      14,246,250
         3,935,000                  TAM Capital 3, Inc., 8.375%, 6/3/21 (144A)                 3,152,919
         1,334,313                  US Airways 2013-1 Class A Pass Through Trust,
                                    3.95%, 5/15/27                                             1,371,674
                                                                                         ---------------
                                                                                         $    54,401,535
--------------------------------------------------------------------------------------------------------
                                    Marine -- 0.2%
         3,150,000                  Far East Capital, Ltd. SA, 8.0%, 5/2/18              $     1,649,812
        10,840,000                  Pelabuhan Indonesia II PT, 4.25%,
                                    5/5/25 (144A)                                             10,374,314
                                                                                         ---------------
                                                                                         $    12,024,126
--------------------------------------------------------------------------------------------------------
                                    Trucking -- 0.1%
         1,602,000                  Asciano Finance, Ltd., 4.625%, 9/23/20 (144A)        $     1,584,666
         4,200,000                  Asciano Finance, Ltd., 5.0%, 4/7/18 (144A)                 4,272,983

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 41

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Trucking -- (continued)
         6,700,738                  Inversiones Alsacia SA, 8.0%, 12/31/18
                                    (144A)                                               $       402,044
         2,880,000                  Penske Truck Leasing Co Lp, 3.375%,
                                    2/1/22 (144A)                                              2,859,411
                                                                                         ---------------
                                                                                         $     9,119,104
--------------------------------------------------------------------------------------------------------
                                    Highways & Railtracks -- 0.1%
MXN     87,500,000                  Red de Carreteras de Occidente SAPIB de CV,
                                    9.0%, 6/10/28 (144A)                                 $     5,098,269
                                                                                         ---------------
                                    Total Transportation                                 $    80,643,034
--------------------------------------------------------------------------------------------------------
                                    AUTOMOBILES & COMPONENTS -- 0.4%
                                    Automobile Manufacturers -- 0.4%
        15,110,000                  General Motors Co., 6.6%, 4/1/36                     $    16,626,878
EURO     5,400,000                  ZF North America Capital, Inc., 2.75%, 4/27/23             6,165,976
                                                                                         ---------------
                                                                                         $    22,792,854
                                                                                         ---------------
                                    Total Automobiles & Components                       $    22,792,854
--------------------------------------------------------------------------------------------------------
                                    CONSUMER DURABLES & APPAREL -- 0.6%
                                    Homebuilding -- 0.4%
         6,230,000                  CalAtlantic Group, Inc., 5.375%, 10/1/22             $     6,370,175
         3,140,000                  Desarrolladora Homex SAB de CV, 0.0%,
                                    12/11/19 (144A) (e)                                           15,700
         3,865,000                  Desarrolladora Homex SAB de CV, 9.75%,
                                    3/25/20 (144A) (e)                                            19,325
         7,780,000                  DR Horton, Inc., 5.75%, 8/15/23                            8,402,400
         5,985,000                  KB Home, 7.625%, 5/15/23                                   5,940,112
         1,500,000                  KB Home, Inc., 8.0%, 3/15/20                               1,571,250
         2,685,000                  Meritage Homes Corp., 7.0%, 4/1/22                         2,859,525
         3,270,000                  Toll Brothers Finance Corp., 4.875%, 11/15/25              3,237,300
                                                                                         ---------------
                                                                                         $    28,415,787
--------------------------------------------------------------------------------------------------------
                                    Housewares & Specialties -- 0.2%
           420,000                  American Greetings Corp., 7.375%, 12/1/21            $       429,450
         9,539,000                  Controladora Mabe SA de CV, 7.875%,
                                    10/28/19 (144A)                                           10,359,354
                                                                                         ---------------
                                                                                         $    10,788,804
                                                                                         ---------------
                                    Total Consumer Durables & Apparel                    $    39,204,591
--------------------------------------------------------------------------------------------------------
                                    CONSUMER SERVICES -- 1.1%
                                    Casinos & Gaming -- 0.5%
EURO     2,655,410                  Cirsa Funding Luxembourg SA, 8.75%,
                                    5/15/18 (144A)                                       $     3,047,268
         6,926,000                  International Game Technology Plc, 6.5%,
                                    2/15/25 (144A)                                             6,856,740
           120,000                  International Game Technology, 7.5%, 6/15/19                 130,500

The accompanying notes are an integral part of these financial statements.

42 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Casinos & Gaming -- (continued)
            28,773                  Mashantucket Western Pequot Tribe, 6.5%,
                                    7/1/36 (1.0% cash, 5.50% PIK) (PIK) (e)              $           144
         7,115,000                  MGM Resorts International, 6.0%, 3/15/23                   7,364,025
        18,000,000                  Scientific Games International, Inc., 10.0%,
                                    12/1/22                                                   14,580,000
                                                                                         ---------------
                                                                                         $    31,978,677
--------------------------------------------------------------------------------------------------------
                                    Leisure Facilities -- 0.1%
EURO     5,475,000                  Cirsa Funding Luxembourg SA, 5.875%, 5/15/23         $     6,075,447
--------------------------------------------------------------------------------------------------------
                                    Education Services -- 0.4%
         5,600,000                  President and Fellows of Harvard College,
                                    2.3%, 10/1/23                                        $     5,671,333
        14,800,000                  Tufts University, 5.017%, 4/15/12                         16,572,315
         5,100,000                  William Marsh Rice University, 4.626%, 5/15/63             6,076,905
                                                                                         ---------------
                                                                                         $    28,320,553
--------------------------------------------------------------------------------------------------------
                                    Specialized Consumer Services -- 0.1%
         3,322,000                  Service Corp. International United States,
                                    8.0%, 11/15/21                                       $     3,886,740
           525,000                  Sotheby's, 5.25%, 10/1/22 (144A)                             469,875
                                                                                         ---------------
                                                                                         $     4,356,615
                                                                                         ---------------
                                    Total Consumer Services                              $    70,731,292
--------------------------------------------------------------------------------------------------------
                                    MEDIA -- 0.5%
                                    Cable & Satellite -- 0.5%
         2,798,000                  CCO Holdings LLC, 5.25%, 9/30/22                     $     2,881,940
        21,530,000                  CCO Safari II LLC, 6.384%, 10/23/35 (144A)                23,768,237
         5,350,000                  Numericable-SFR SA, 6.0%, 5/15/22 (144A)                   5,216,250
         2,000,000                  Time Warner Cable, Inc., 6.55%, 5/1/37                     2,191,674
                                                                                         ---------------
                                                                                         $    34,058,101
                                                                                         ---------------
                                    Total Media                                          $    34,058,101
--------------------------------------------------------------------------------------------------------
                                    RETAILING -- 0.8%
                                    Catalog Retail -- 0.3%
        18,100,000                  QVC, Inc., 4.45%, 2/15/25                            $    17,497,180
--------------------------------------------------------------------------------------------------------
                                    Internet Retail -- 0.4%
         9,810,000                  Expedia, Inc., 4.5%, 8/15/24                         $     9,875,560
         7,110,000                  Expedia, Inc., 5.95%, 8/15/20                              7,928,944
EURO     5,400,000                  The Priceline Group, Inc., 1.8%, 3/3/27                    5,715,254
                                                                                         ---------------
                                                                                         $    23,519,758
--------------------------------------------------------------------------------------------------------
                                    Computer & Electronics Retail -- 0.0%+
         1,995,000                  Rent-A-Center, Inc., 6.625%, 11/15/20                $     1,725,675
--------------------------------------------------------------------------------------------------------
                                    Specialty Stores -- 0.1%
         5,420,000                  Outerwall, Inc., 6.0%, 3/15/19                       $     4,607,000
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 43

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Automotive Retail -- 0.0%+
         3,955,000                  DriveTime Automotive Group, Inc., 8.0%,
                                    6/1/21 (144A)                                        $     3,421,075
                                                                                         ---------------
                                    Total Retailing                                      $    50,770,688
--------------------------------------------------------------------------------------------------------
                                    FOOD & STAPLES RETAILING -- 0.1%
                                    Drug Retail -- 0.1%
         5,254,285                  CVS Pass-Through Trust, 5.773%,
                                    1/10/33 (144A)                                       $     5,692,046
           945,968                  CVS Pass-Through Trust, 6.036%, 12/10/28                   1,059,493
                                                                                         ---------------
                                                                                         $     6,751,539
--------------------------------------------------------------------------------------------------------
                                    Food Retail -- 0.0%+
           391,000                  C&S Group Enterprises LLC, 5.375%,
                                    7/15/22 (144A)                                       $       370,472
           282,000                  Darling Ingredients, Inc., 5.375%, 1/15/22                   288,523
                                                                                         ---------------
                                                                                         $       658,995
                                                                                         ---------------
                                    Total Food & Staples Retailing                       $     7,410,534
--------------------------------------------------------------------------------------------------------
                                    FOOD, BEVERAGE & TOBACCO -- 2.2%
                                    Distillers & Vintners -- 0.1%
         2,560,000                  Constellation Brands, Inc., 4.75%, 11/15/24          $     2,668,800
--------------------------------------------------------------------------------------------------------
                                    Agricultural Products -- 0.2%
        12,880,000                  Viterra, Inc., 5.95%, 8/1/20 (144A)                  $    12,236,000
--------------------------------------------------------------------------------------------------------
                                    Packaged Foods & Meats -- 1.6%
         3,500,000                  BRF SA, 3.95%, 5/22/23 (144A)                        $     3,272,500
         6,385,000                  CFG Investment SAC, 9.75%, 7/30/19 (144A)                  4,150,250
EURO     4,485,000                  Darling Global Finance BV, 4.75%,
                                    5/30/22 (144A)                                             5,108,415
         6,440,000                  Dole Food Co., Inc., 7.25%, 5/1/19 (144A)                  6,407,800
        16,216,000                  Grupo Bimbo SAB de CV, 3.875%,
                                    6/27/24 (144A)                                            16,293,545
         4,600,000                  JBS Investments GmbH, 7.75%,
                                    10/28/20 (144A)                                            4,554,000
         2,235,000                  JBS USA LLC, 5.75%, 6/15/25 (144A)                         1,955,625
         4,650,000                  JBS USA LLC, 8.25%, 2/1/20 (144A)                          4,766,250
        15,910,000                  Marfrig Holdings Europe BV, 6.875%,
                                    6/24/19 (144A)                                            15,134,388
         4,150,000                  Marfrig Holdings Europe BV, 8.375%,
                                    5/9/18 (144A)                                              4,170,750
         3,750,000                  Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                3,787,500
        10,800,000                  MHP SA, 8.25%, 4/2/20 (144A)                               9,479,160
         5,000,000                  Minerva Luxembourg SA, 12.25%,
                                    2/10/22 (144A)                                             5,200,000
        11,120,000                  Minerva Luxembourg SA, 7.75%,
                                    1/31/23 (144A)                                            11,217,300

The accompanying notes are an integral part of these financial statements.

44 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Packaged Foods & Meats -- (continued)
         6,890,000                  Post Holdings, Inc., 6.75%, 12/1/21 (144A)           $     7,260,338
         3,500,000                  Post Holdings, Inc., 7.75%, 3/15/24 (144A)                 3,841,250
                                                                                         ---------------
                                                                                         $   106,599,071
--------------------------------------------------------------------------------------------------------
                                    Tobacco -- 0.3%
        10,630,000                  Alliance One International, Inc., 9.875%,
                                    7/15/21                                              $     8,105,375
        10,875,000                  Reynolds American, Inc., 4.45%, 6/12/25                   11,965,132
                                                                                         ---------------
                                                                                         $    20,070,507
                                                                                         ---------------
                                    Total Food, Beverage & Tobacco                       $   141,574,378
--------------------------------------------------------------------------------------------------------
                                    HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                    Health Care Facilities -- 0.1%
         3,905,000                  Centene Escrow Corp., 6.125%, 2/15/24 (144A)         $     4,110,012
                                                                                         ---------------
                                    Total Household & Personal Products                  $     4,110,012
--------------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                    Health Care Supplies -- 0.1%
         3,700,000                  Fresenius US Finance II, Inc., 4.5%,
                                    1/15/23 (144A)                                       $     3,755,500
--------------------------------------------------------------------------------------------------------
                                    Health Care Services -- 0.0%+
         2,500,000                  MEDNAX, Inc., 5.25%, 12/1/23 (144A)                  $     2,600,000
--------------------------------------------------------------------------------------------------------
                                    Health Care Facilities -- 0.4%
         5,850,000                  Centene Escrow Corp., 5.625%, 2/15/21 (144A)         $     6,098,625
         5,075,000                  CHS, 6.875%, 2/1/22                                        4,580,188
         3,800,000                  HCA, Inc., 6.5%, 2/15/20                                   4,170,500
         5,070,000                  Kindred Healthcare Inc., 6.375%, 4/15/22                   4,569,338
         7,871,000                  Universal Hospital Services, Inc., 7.625%,
                                    8/15/20                                                    7,280,675
                                                                                         ---------------
                                                                                         $    26,699,326
--------------------------------------------------------------------------------------------------------
                                    Managed Health Care -- 0.2%
         8,895,000                  Molina Healthcare, Inc., 5.375%,
                                    11/15/22 (144A)                                      $     9,139,612
                                                                                         ---------------
                                    Total Health Care Equipment & Services               $    42,194,438
--------------------------------------------------------------------------------------------------------
                                    PHARMACEUTICALS, BIOTECHNOLOGY &
                                    LIFE SCIENCES -- 0.9%
                                    Biotechnology -- 0.5%
         7,650,000                  Biogen, Inc., 3.625%, 9/15/22                        $     8,091,374
         9,150,000                  Biogen, Inc., 4.05%, 9/15/25                               9,778,431
        10,275,000                  Gilead Sciences, Inc., 4.6%, 9/1/35                       11,151,540
                                                                                         ---------------
                                                                                         $    29,021,345
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 45

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Pharmaceuticals -- 0.4%
         6,000,000                  DPx Holdings BV, 7.5%, 2/1/22 (144A)                 $     5,970,000
        11,549,000                  Endo Finance LLC, 5.875%, 1/15/23 (144A)                  11,000,422
         1,975,000                  Endo, Ltd., 6.0%, 2/1/25 (144A)                            1,851,562
EURO     6,890,000                  Valeant Pharmaceuticals International, Inc.,
                                    4.5%, 5/15/23                                              5,768,066
         3,850,000                  Valeant Pharmaceuticals International, Inc.,
                                    5.875%, 5/15/23 (144A)                                     3,017,438
                                                                                         ---------------
                                                                                         $    27,607,488
                                                                                         ---------------
                                    Total Pharmaceuticals, Biotechnology &
                                    Life Sciences                                        $    56,628,833
--------------------------------------------------------------------------------------------------------
                                    BANKS -- 6.2%
                                    Diversified Banks -- 5.6%
         8,110,000                  Australia & New Zealand Banking Group, Ltd.,
                                    4.5%, 3/19/24 (144A)                                 $     8,213,808
         6,400,000           7.38   Banco Continental SA via Continental Trustees
                                    Cayman, Ltd., Floating Rate Note,
                                    10/7/40 (144A)                                             6,856,269
        10,210,000           6.88   Banco de Credito del Peru Panama, Floating
                                    Rate Note, 9/16/26 (144A)                                 11,154,425
         5,000,000                  Banco Nacional de Costa Rica, 4.875%,
                                    11/1/18 (144A)                                             4,975,000
         3,725,000           6.30   Bank of America Corp., Floating Rate Note
                                    (Perpetual)                                                3,836,750
        18,775,000           6.50   Bank of America Corp., Floating Rate
                                    Note, 10/23/49                                            19,379,555
         3,150,000           6.25   Bank of America Corp., Floating Rate
                                    Note, 9/29/49                                              3,087,000
         8,700,000                  Barclays Plc, 4.375%, 1/12/26                              8,537,484
         2,500,000                  BBVA Bancomer SA Texas, 4.375%,
                                    4/10/24 (144A)                                             2,587,500
        23,300,000                  BBVA Bancomer SA Texas, 6.5%,
                                    3/10/21 (144A)                                            25,455,250
         2,270,000           5.35   BBVA Bancomer SA Texas, Floating Rate
                                    Note, 11/12/29 (144A)                                      2,179,200
         4,440,000                  BNP Paribas SA, 4.375%, 9/28/25 (144A)                     4,435,809
        16,300,000           7.62   BNP Paribas SA, Floating Rate Note
                                    (Perpetual) (144A)                                        16,389,650
        11,400,000                  BPCE SA, 4.875%, 4/1/26 (144A)                            11,306,486
        15,280,000           5.95   Citigroup, Inc., Floating Rate Note (Perpetual)           14,721,317
         6,000,000           5.90   Citigroup, Inc., Floating Rate Note (Perpetual)            5,895,000
         8,675,000           6.62   Credit Agricole SA, Floating Rate Note
                                    (Perpetual) (144A)                                         8,152,418
        10,025,000           7.88   Credit Agricole SA, Floating Rate Note
                                    (Perpetual) (144A)                                         9,473,625
        16,000,000           8.12   Credit Agricole SA, Floating Rate Note
                                    (Perpetual) (144A)                                        15,961,280

The accompanying notes are an integral part of these financial statements.

46 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Diversified Banks -- (continued)
        24,000,000                  Credit Suisse Group Funding Guernsey, Ltd.,
                                    3.8%, 9/15/22                                        $    23,886,600
        24,604,000           6.50   ING Groep NV, Floating Rate Note, 12/29/49                22,543,415
INR    208,750,000                  Inter-American Development Bank, 6.0%, 9/5/17              3,122,948
NZD     10,510,000                  International Bank for Reconstruction &
                                    Development, 3.5%, 1/22/21                                 7,431,707
NZD     11,030,000                  International Bank for Reconstruction &
                                    Development, 4.625%, 10/6/21                               8,222,876
         3,925,000                  Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)               4,490,302
        16,850,000           7.70   Intesa Sanpaolo S.p.A., Floating Rate Note
                                    (Perpetual) (144A)                                        15,480,938
         7,200,000                  Lloyds Banking Group Plc, 4.65%, 3/24/26                   7,135,690
        11,800,000                  Macquarie Bank, Ltd., 4.875%, 6/10/25 (144A)              11,837,312
        17,800,000                  Nordea Bank AB, 4.25%, 9/21/22 (144A)                     18,658,583
         4,000,000           4.00   Oversea-Chinese Banking Corp, Ltd., Floating
                                    Rate Note, 10/15/24 (144A)                                 4,153,360
         2,625,000                  Royal Bank of Scotland Group Plc, 4.8%, 4/5/26             2,633,689
        13,500,000           7.50   Royal Bank of Scotland Group Plc, Floating
                                    Rate Note (Perpetual)                                     12,555,000
         6,500,000           8.00   Royal Bank of Scotland Group Plc, Floating
                                    Rate Note (Perpetual)                                      6,197,750
           821,053           3.38   SBP DPR Finance Co., Floating Rate
                                    Note, 3/15/17 (144A)                                         820,682
        11,145,000           4.50   Scotiabank Peru SAA, Floating Rate
                                    Note, 12/13/27 (144A)                                     10,949,962
        13,752,000                  Standard Chartered Plc, 3.95%, 1/11/23 (144A)             13,204,272
         6,345,000                  Turkiye Is Bankasi, 5.375%, 10/6/21 (144A)                 6,348,172
         4,200,000                  VTB Bank OJSC Via VTB Capital SA, 6.95%,
                                    10/17/22 (144A)                                            4,101,132
                                                                                         ---------------
                                                                                         $   366,372,216
--------------------------------------------------------------------------------------------------------
                                    Regional Banks -- 0.3%
         6,843,000                  Banco Internacional del Peru SAA Panama,
                                    5.75%, 10/7/20 (144A)                                $     7,456,817
         1,500,000                  CoBank ACB, 7.875%, 4/16/18 (144A)                         1,502,374
        10,812,000           6.75   The PNC Financial Services Group, Inc., Floating
                                    Rate Note (Perpetual)                                     11,824,544
           660,000           5.57   Wachovia Capital Trust III, Floating Rate
                                    Note (Perpetual)                                             651,750
                                                                                         ---------------
                                                                                         $    21,435,485
--------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- 0.3%
        12,500,000                  Alfa Bank AO Via Alfa Bond Issuance Plc,
                                    7.5%, 9/26/19 (144A)                                 $    13,000,000
           843,000                  Alfa Bank AO Via Alfa Bond Issuance Plc,
                                    7.875%, 9/25/17 (144A)                                       885,475

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 47

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
RUB    246,800,000                  Alfa Bank AO Via Alfa Bond Issuance Plc,
                                    8.625%, 4/26/16 (144A)                               $     3,677,947
                                                                                         ---------------
                                                                                         $    17,563,422
                                                                                         ---------------
                                    Total Banks                                          $   405,371,123
--------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 5.3%
                                    Other Diversified Financial Services -- 1.0%
        18,835,000                  Carlyle Holdings II Finance LLC, 5.625%,
                                    3/30/43 (144A)                                       $    20,474,380
         6,250,000                  Fixed Income Trust Series 2013-A, 10/15/97
                                    (Step) (144A) (c) (d)                                      4,367,039
         2,550,000                  Hyundai Capital Services, Inc., 4.375%,
                                    7/27/16 (144A)                                             2,576,823
NZD     15,300,000                  JPMorgan Chase & Co., 4.25%, 11/2/18                      10,809,297
        15,886,000           6.75   JPMorgan Chase & Co., Floating Rate
                                    Note, 8/29/49                                             17,442,828
         5,300,000                  SUAM Finance BV, 4.875%, 4/17/24 (144A)                    5,347,700
         5,351,000           0.00   Tiers Trust, Floating Rate Note,
                                    10/15/97 (144A) (c)                                        5,080,320
                                                                                         ---------------
                                                                                         $    66,098,387
--------------------------------------------------------------------------------------------------------
                                    Multi-Sector Holdings -- 0.3%
         4,710,000                  GrupoSura Finance SA, 5.7%, 5/18/21 (144A)           $     4,872,495
        11,820,000                  IPIC GMTN, Ltd., 5.5%, 3/1/22 (144A)                      13,455,226
                                                                                         ---------------
                                                                                         $    18,327,721
--------------------------------------------------------------------------------------------------------
                                    Specialized Finance -- 0.8%
         3,200,000                  Aviation Capital Group Corp., 4.625%,
                                    1/31/18 (144A)                                       $     3,272,000
        12,763,000                  Aviation Capital Group Corp., 6.75%,
                                    4/6/21 (144A)                                             14,358,375
         7,180,000                  BM&FBovespa SA -- Bolsa de Valores
                                    Mercadorias e Futuros, 5.5%, 7/16/20 (144A)                7,411,196
        12,855,000                  Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)             14,231,192
         1,750,000                  Fly Leasing, Ltd., 6.375%, 10/15/21                        1,658,125
         4,183,000                  Fly Leasing, Ltd., 6.75%, 12/15/20                         4,104,569
         4,695,000                  Nationstar Mortgage LLC, 6.5%, 6/1/22                      4,049,438
                                                                                         ---------------
                                                                                         $    49,084,895
--------------------------------------------------------------------------------------------------------
                                    Consumer Finance -- 1.0%
         3,500,000                  Ally Financial, Inc., 3.6%, 5/21/18                  $     3,469,375
         1,750,000                  Ally Financial, Inc., 4.625%, 3/30/25                      1,725,938
         7,185,000                  Ally Financial, Inc., 5.75%, 11/20/25                      7,023,338
        18,800,000           5.55   Capital One Financial Corp., Floating Rate
                                    Note (Perpetual)                                          18,800,000
INR    358,950,000                  International Finance Corp., 6.3%, 11/25/24                5,281,774

The accompanying notes are an integral part of these financial statements.

48 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Consumer Finance -- (continued)
INR  1,036,140,000                  International Finance Corp., 7.75%, 12/3/16          $    15,694,827
INR  1,040,880,000                  International Finance Corp., 8.25%, 6/10/21               16,666,774
                                                                                         ---------------
                                                                                         $    68,662,026
--------------------------------------------------------------------------------------------------------
                                    Asset Management & Custody Banks -- 1.0%
         7,925,000                  Blackstone Holdings Finance Co LLC, 5.0%,
                                    6/15/44 (144A)                                       $     8,039,136
        10,425,000                  Blackstone Holdings Finance Co. LLC, 6.25%,
                                    8/15/42 (144A)                                            12,562,803
            19,000                  Eaton Vance Corp., 6.5%, 10/2/17                              20,286
        21,530,000                  KKR Group Finance Co. II LLC, 5.5%,
                                    2/1/43 (144A)                                             22,001,163
        10,050,000                  Legg Mason, Inc., 4.75%, 3/15/26                          10,190,037
         6,310,000                  Legg Mason, Inc., 5.625%, 1/15/44                          6,194,729
        10,150,000                  Neuberger Berman Group LLC, 4.875%,
                                    4/15/45 (144A)                                             8,596,299
                                                                                         ---------------
                                                                                         $    67,604,453
--------------------------------------------------------------------------------------------------------
                                    Investment Banking & Brokerage -- 1.0%
         5,945,000                  Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)          $     6,552,882
         7,750,000                  Macquarie Group, Ltd., 6.25%, 1/14/21 (144A)               8,730,786
        13,200,000                  Morgan Stanley, 4.1%, 5/22/23                             13,612,421
         4,400,000                  Morgan Stanley, 4.875%, 11/1/22                            4,767,158
         1,750,000           5.55   Morgan Stanley, Floating Rate Note (Perpetual)             1,725,062
NZD     13,855,000                  The Goldman Sachs Group, Inc., 5.2%,
                                    12/17/19                                                  10,015,661
        16,775,000                  UBS AG, 7.625%, 8/17/22                                   19,212,911
                                                                                         ---------------
                                                                                         $    64,616,881
--------------------------------------------------------------------------------------------------------
                                    Diversified Capital Markets -- 0.2%
        14,275,000           2.29   ICBCIL Finance Co, Ltd., Floating Rate
                                    Note, 11/13/18 (144A)                                $    14,303,022
                                                                                         ---------------
                                    Total Diversified Financials                         $   348,697,385
--------------------------------------------------------------------------------------------------------
                                    INSURANCE -- 6.2%
                                    Insurance Brokers -- 0.3%
        16,900,000                  Brown & Brown, Inc., 4.2%, 9/15/24                   $    17,014,210
--------------------------------------------------------------------------------------------------------
                                    Life & Health Insurance -- 0.4%
         1,865,000           5.62   Prudential Financial, Inc., Floating Rate
                                    Note, 6/15/43                                        $     1,899,502
         5,969,000           8.88   Prudential Financial, Inc., Floating Rate
                                    Note, 6/15/68                                              6,550,978
         7,575,000           5.88   Prudential Financial, Inc., Floating Rate
                                    Note, 9/15/42                                              7,915,875
         3,470,000                  Teachers Insurance & Annuity Association
                                    of America, 6.85%, 12/16/39 (144A)                         4,466,664

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 49

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Life & Health Insurance -- (continued)
GBP      1,263,147                  TIG FINCO Plc, 8.75%, 4/2/20                         $     1,462,809
GBP        222,908           8.50   TIG FINCO Plc, Floating Rate Note,
                                    3/2/20 (144A)                                                325,410
         5,025,000           5.65   Voya Financial, Inc., Floating Rate Note, 5/15/53          4,673,250
                                                                                         ---------------
                                                                                         $    27,294,488
--------------------------------------------------------------------------------------------------------
                                    Multi-line Insurance -- 0.5%
        10,060,000                  AXA SA, 8.6%, 12/15/30                               $    13,228,900
        11,050,000                  Liberty Mutual Insurance Co., 7.697%
                                    (Perpetual) (144A)                                        13,825,793
         3,800,000                  Liberty Mutual Insurance Co., 8.5%,
                                    5/15/25 (144A)                                             4,794,525
                                                                                         ---------------
                                                                                         $    31,849,218
--------------------------------------------------------------------------------------------------------
                                    Property & Casualty Insurance -- 0.5%
        10,110,000                  Delphi Financial Group, Inc., 7.875%, 1/31/20        $    11,871,951
         3,385,000                  OneBeacon US Holdings, Inc., 4.6%, 11/9/22                 3,422,313
         4,700,000                  The Allstate Corp., 5.95%, 4/1/36                          5,944,889
        12,600,000                  The Hanover Insurance Group, Inc., 6.375%,
                                    6/15/21                                                   14,393,799
                                                                                         ---------------
                                                                                         $    35,632,952
--------------------------------------------------------------------------------------------------------
                                    Reinsurance -- 4.5%
         3,350,000           4.05   Acorn Re, Ltd., Floating Rate Note, 7/17/18
                                    (Cat Bond) (144A)                                    $     3,380,150
         2,200,000           6.20   Alamo Re, Ltd., Floating Rate Note, 6/7/18
                                    (Cat Bond) (144A)                                          2,246,420
         8,128,729                  Altair Re, Variable Rate Notes, 6/30/16 (h) (i)              453,583
         5,287,778                  Altair Re, Variable Rate Notes, 6/30/17 (h) (i)            2,141,550
         2,133,500                  Arlington Segregated Account (Kane SAC Ltd.),
                                    Variable Rate Notes, 8/31/16 (h) (i)                       2,403,814
           500,000           3.80   Atlas IX Capital DAC, Floating Rate Note,
                                    1/17/19 (Cat Bond) (144A)                                    509,400
         3,605,000                  Berwick 2016-1 Segregated Account (Kane
                                    SAC Ltd.), Variable Rate Notes, 2/1/18 (h) (i)             3,659,436
         2,753,000                  Berwick Segregated Account (KANE SAC Ltd.),
                                    Variable Rate Note, 1/22/16 (h) (i)                           82,590
         5,650,000           4.56   Blue Danube II, Ltd., Floating Rate
                                    Note, 5/23/16 (Cat Bond) (144A)                            5,648,305
         5,300,000           7.04   Caelus Re, Ltd., Floating Rate Note, 4/7/17
                                    (Cat Bond) (144A)                                          5,366,780
        10,280,000                  Carnosutie 2016-N,Segregated Account (Kane
                                    SAC Ltd.), Variance Rate Notes, 11/30/20 (h) (i)          10,436,256
        10,280,000                  Carnoustie Segregated Account (Kane SAC Ltd.),
                                    Variable Rate Notes, 2/19/16 (h) (i)                         209,712
         3,189,193                  Clarendon Segregated Account (Kane SAC Ltd.),
                                    Variable Rate Notes, 6/15/16 (h) (i)                       3,188,555

The accompanying notes are an integral part of these financial statements.

50 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Reinsurance -- (continued)
EURO     4,700,000                  Dundonald Segregated Account (Kane SAC Ltd.),
                                    Variable Rate Notes, 1/17/17 (h) (i)                 $     4,882,745
            72,000                  Eden Re II, Ltd., Variable Rate Notes, 4/19/18
                                    (144A) (h) (i)                                               608,112
         6,800,000                  Eden Re II, Variable Rate Notes, 4/23/19 (h) (i)           6,908,800
         6,150,000           7.59   Galileo Re, Ltd., Floating Rate Note, 1/9/17
                                    (Cat Bond) (144A)                                          6,220,725
         6,500,000                  Gleneagles Segregated Account (KANE SAC Ltd),
                                    Variable Rate Notes, 11/30/20 (h) (i)                      6,661,850
         3,900,000           2.51   Golden State Re II, Ltd., Floating Rate
                                    Note, 1/8/19 (Cat Bond) (144A)                             3,839,160
        17,925,000                  Gullane Segregated Account (KANE SAC Ltd.),
                                    Variable Rate Note 11/30/20 (h) (i)                       18,288,878
        16,776,500                  Gullane Segregated Account (Kane SAC Ltd.),
                                    Variable Rate Notes, 1/22/17 (h) (i)                         452,966
         3,350,000           4.31   Ibis Re II, Ltd., Floating Rate Note, 6/28/16
                                    (Cat Bond) (144A)                                          3,354,020
           500,000           4.81   Ibis Re II, Ltd., Floating Rate Note, 6/28/16
                                    (Cat Bond) (144A)                                            501,200
         6,190,000           3.92   Kilimanjaro Re, Ltd., Floating Rate Note,
                                    11/25/19 (144A)                                            6,122,529
         5,100,000           7.06   Kilimanjaro Re, Ltd., Floating Rate Note,
                                    12/6/19 (144A)                                             5,135,190
         3,400,000           9.56   Kilimanjaro Re, Ltd., Floating Rate Note,
                                    12/6/19 (144A)                                             3,429,920
         1,300,000           4.67   Kilimanjaro Re, Ltd., Floating Rate Note,
                                    4/30/18 (Cat Bond) (144A)                                  1,291,420
           925,000           4.92   Kilimanjaro Re, Ltd., Floating Rate Note,
                                    4/30/18 (Cat Bond) (144A)                                    922,595
         2,260,378                  Lahinch Re, Variable Rate Notes, 6/15/16 (h) (i)           2,284,338
        12,050,000           4.49   Longpoint Re, Ltd. III, Floating Rate
                                    Note, 5/18/16 (Cat Bond) (144A)                           12,045,180
         5,950,000           3.75   Longpoint Re, Ltd. III, Floating Rate
                                    Note, 5/23/18 (Cat Bond) (144A)                            6,002,955
         5,600,000                  Lorenz Re, Ltd., Variable Rate Notes,
                                    3/31/18 (h) (i)                                              392,000
         7,000,000                  Lorenz Re, Ltd., Variable Rate Notes,
                                    3/31/19 (h) (i)                                            7,000,000
         3,800,000           2.26   Merna Re V, Ltd., Floating Rate Note, 4/7/17
                                    (Cat Bond) (144A)                                          3,783,280
        14,100,000                  Pangaea Re, Series 2015-1, Principal at Risk
                                    Notes, 2/1/19 (h) (i)                                        421,590
        14,520,000                  Pangaea Re, Series 2015-2, Principal at Risk
                                    Notes, 11/30/19 (h) (i)                                   15,726,612
        14,000,000                  Pangaea Re., Variable Rate Notes, 2/1/20 (h) (i)          14,154,000
        11,730,000                  Pangaea Re., Variable Rate Notes, 7/1/18 (h) (i)             211,140

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 51

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Reinsurance -- (continued)
         7,017,560                  PI-1, Series C -- 2014 (KANE SAC Ltd.),
                                    Variable Rate Notes, 7/7/16 (h) (i)                  $     7,035,806
         3,554,000                  Prestwick Segregated Account (KANE SAC Ltd.),
                                    Variable Rate Notes, 7/1/16 (h) (i)                          266,195
         1,000,000           3.77   Queen City Re, Floating Rate Note, 1/6/17
                                    (Cat Bond) (144A)                                            983,300
         2,300,000           4.77   Residential Reinsurance 2012, Ltd., Floating
                                    Rate Note, 12/6/16 (Cat Bond) (144A)                       2,297,700
         4,500,000           8.27   Residential Reinsurance 2012, Ltd., Floating
                                    Rate Note, 6/6/16 (Cat Bond) (144A)                        4,519,350
           250,000           5.30   Residential Reinsurance 2013, Ltd., Floating
                                    Rate Note, 12/6/17 (Cat Bond) (144A)                         247,450
         3,500,000           3.17   Sanders Re, Ltd., Floating Rate Note, 5/25/18
                                    (Cat Bond) (144A)                                          3,422,300
         3,000,000           3.67   Sanders Re, Ltd., Floating Rate Note, 5/5/17
                                    (Cat Bond) (144A)                                          2,976,000
         7,650,000           4.31   Sanders Re, Ltd., Floating Rate Note, 5/5/17
                                    (Cat Bond) (144A)                                          7,627,050
         3,500,000           4.11   Sanders Re, Ltd., Floating Rate Note, 6/7/17
                                    (Cat Bond) (144A)                                          3,503,500
            21,907                  Sector Re V, Ltd., Variable Rate Notes,
                                    12/1/19 (144A) (h) (i)                                       153,351
         3,500,000                  Sector Re V, Ltd., Variable Rate Notes,
                                    12/1/20 (144A) (h) (i)                                     3,572,450
         2,500,000                  Sector Re V, Ltd., Variable Rate Notes,
                                    3/1/20 (144A) (h) (i)                                      3,097,500
         4,700,000                  Sector Re V, Ltd., Variable Rate Notes,
                                    3/1/20 (144A) (h) (i)                                      5,323,220
         3,500,000                  Silverton Re, Ltd., Variable Rate Notes,
                                    9/16/16 (144A) (h) (i)                                        16,100
         4,500,000                  Silverton Re, Ltd., Variable Rate Notes,
                                    9/18/17 (144A) (h) (i)                                       185,400
         4,500,000                  Silverton Re, Ltd., Variable Rate Notes,
                                    9/18/18 (144A) (h) (i)                                     4,626,900
         7,246,500                  St. Andrews Segregated Account (KANE SAC Ltd.),
                                    Variable Rate Notes, 1/22/16 (h) (i)                         309,426
         6,805,000                  St. Andrews Segregated Account (Kane SAC Ltd.),
                                    Variance Rate Notes, 2/1/18 (h) (i)                        6,963,556
        14,250,000           8.80   Tar Heel Re, Ltd., Floating Rate Note, 5/9/16
                                    (Cat Bond) (144A)                                         14,329,515
JPY    603,196,780                  Tralee Segregated Account (KANE SAC Ltd.),
                                    Variable Rate Note 7/15/17 (h) (i)                         5,351,800
        14,121,000                  Versutus 2016, Class A-1, Variable Rate
                                    Notes, 11/30/20 (h) (i)                                   14,427,426
        12,033,893                  Versutus Ltd., Series 2015-A, Variable Rate
                                    Notes, 12/31/2017 (h) (i)                                    175,695

The accompanying notes are an integral part of these financial statements.

52 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Reinsurance -- (continued)
        14,850,000           3.96   Vita Capital V, Ltd., Floating Rate Note, 1/15/17
                                    (Cat Bond) (144A)                                    $    15,002,955
         2,200,000           3.06   Vitality Re IV, Ltd., Floating Rate Note, 1/9/17
                                    (Cat Bond) (144A)                                          2,205,720
           950,000           2.06   Vitality Re V, Ltd., Floating Rate Note, 1/7/19
                                    (Cat Bond) (144A)                                            938,315
           800,000           2.81   Vitality Re V, Ltd., Floating Rate Note, 1/7/19
                                    (Cat Bond) (144A)                                            801,760
         2,900,000            N/A   Vitality Re VII, Ltd., Floating Rate Note, 1/7/20
                                    (Cat Bond) (144A)                                          2,897,680
         1,500,000            N/A   Vitality Re VII, Ltd., Floating Rate Note, 1/7/20
                                    (Cat Bond) (144A)                                          1,498,950
         6,215,000           5.88   Wilton Re Finance LLC, Floating Rate Note,
                                    3/30/33 (144A)                                             6,749,049
                                                                                         ---------------
                                                                                         $   291,873,175
                                                                                         ---------------
                                    Total Insurance                                      $   403,664,043
--------------------------------------------------------------------------------------------------------
                                    REAL ESTATE -- 1.6%
                                    Diversified REIT -- 0.1%
         7,300,000                  DCT Industrial Operating Partnership LP,
                                    4.5%, 10/15/23                                       $     7,485,588
           530,000                  MPT Operating Partnership LP, 5.5%, 5/1/24                   532,650
                                                                                         ---------------
                                                                                         $     8,018,238
--------------------------------------------------------------------------------------------------------
                                    Office REIT -- 0.6%
           100,000                  Alexandria Real Estate Equities, Inc.,
                                    2.75%, 1/15/20                                       $        99,817
         4,802,000                  Alexandria Real Estate Equities, Inc.,
                                    3.9%, 6/15/23                                              4,858,078
        11,010,000                  Alexandria Real Estate Equities, Inc.,
                                    4.6%, 4/1/22                                              11,866,182
         9,060,000                  Highwoods Realty LP, 3.625%, 1/15/23                       9,033,762
        11,130,000                  Piedmont Operating Partnership LP, 3.4%, 6/1/23           10,761,374
                                                                                         ---------------
                                                                                         $    36,619,213
--------------------------------------------------------------------------------------------------------
                                    Health Care REIT -- 0.3%
         3,370,000                  Healthcare Realty Trust, Inc., 5.75%, 1/15/21        $     3,746,008
        10,415,000                  Welltower, Inc., 4.25%, 4/1/26                            10,554,207
         3,150,000                  Welltower, Inc., 5.25%, 1/15/22                            3,439,687
                                                                                         ---------------
                                                                                         $    17,739,902
--------------------------------------------------------------------------------------------------------
                                    Residential REIT -- 0.2%
        15,308,000                  UDR, Inc., 4.0%, 10/1/25                             $    15,900,894
--------------------------------------------------------------------------------------------------------
                                    Specialized REIT -- 0.4%
         7,000,000                  Communications Sales & Leasing, Inc., 6.0%,
                                    4/15/23 (144A)                                       $     6,807,500
         4,605,000                  DuPont Fabros Technology LP, 5.875%, 9/15/21               4,823,738

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 53

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Specialized REIT -- (continued)
         5,075,000                  Equinix, Inc., 5.375%, 1/1/22                        $     5,284,344
         6,275,000                  Equinix, Inc., 5.75%, 1/1/25                               6,588,750
         2,575,000                  Equinix, Inc., 5.875%, 1/15/26                             2,715,338
                                                                                         ---------------
                                                                                         $    26,219,670
--------------------------------------------------------------------------------------------------------
                                    Real Estate Operating Companies -- 0.0%+
            50,000                  IRSA Inversiones y Representaciones SA,
                                    8.5%, 2/2/17 (144A)                                  $        51,375
                                                                                         ---------------
                                    Total Real Estate                                    $   104,549,292
--------------------------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 0.1%
                                    Home Entertainment Software -- 0.1%
         6,015,000                  Activision Blizzard, Inc., 5.625%, 9/15/21
                                    (144A)                                               $     6,323,269
                                                                                         ---------------
                                    Total Software & Services                            $     6,323,269
--------------------------------------------------------------------------------------------------------
                                    TECHNOLOGY HARDWARE & EQUIPMENT -- 0.7%
                                    Communications Equipment -- 0.0%+
         1,500,000                  Brocade Communications Systems, Inc.,
                                    4.625%, 1/15/23                                      $     1,455,000
--------------------------------------------------------------------------------------------------------
                                    Technology Hardware, Storage &
                                    Peripherals -- 0.2%
        10,635,000                  NCR Corp., 6.375%, 12/15/23                          $    10,954,050
--------------------------------------------------------------------------------------------------------
                                    Electronic Components -- 0.2%
EURO    11,335,000                  Belden, Inc., 5.5%, 4/15/23                          $    12,879,579
--------------------------------------------------------------------------------------------------------
                                    Electronic Manufacturing Services -- 0.3%
         4,615,000                  Flextronics International, Ltd., 4.625%, 2/15/20     $     4,819,491
        15,200,000                  Flextronics International, Ltd., 5.0%, 2/15/23            15,348,200
                                                                                         ---------------
                                                                                         $    20,167,691
                                                                                         ---------------
                                    Total Technology Hardware & Equipment                $    45,456,320
--------------------------------------------------------------------------------------------------------
                                    SEMICONDUCTORS & SEMICONDUCTOR
                                    EQUIPMENT -- 0.7%
                                    Semiconductors -- 0.7%
         4,215,000                  Advanced Micro Devices, Inc., 7.0%, 7/1/24           $     2,760,825
        25,090,000                  Intel Corp., 4.9%, 7/29/45                                28,140,166
        14,145,000                  Micron Technology, Inc., 5.25%, 8/1/23 (144A)             11,563,538
         3,600,000                  Micron Technology, Inc., 5.875%, 2/15/22                   3,114,000
                                                                                         ---------------
                                                                                         $    45,578,529
                                                                                         ---------------
                                    Total Semiconductors & Semiconductor
                                    Equipment                                            $    45,578,529
--------------------------------------------------------------------------------------------------------
                                    TELECOMMUNICATION SERVICES -- 3.2%
                                    Integrated Telecommunication Services -- 2.3%
        26,995,000                  AT&T, Inc., 3.95%, 1/15/25                           $    28,056,767
         7,100,000                  AT&T, Inc., 4.75%, 5/15/46                                 6,925,745

The accompanying notes are an integral part of these financial statements.

54 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Integrated Telecommunication
                                    Services -- (continued)
         4,100,000                  CenturyLink, Inc., 6.45%, 6/15/21                    $     4,153,792
         3,510,000                  CenturyLink, Inc., 7.6%, 9/15/39                           2,886,975
         3,100,000                  CenturyLink, Inc., 7.65%, 3/15/42                          2,557,500
         7,371,000                  Cincinnati Bell, Inc., 8.375%, 10/15/20                    7,481,565
           285,000                  Frontier Communications Corp., 10.5%,
                                    9/15/22 (144A)                                               292,125
         1,535,000                  Frontier Communications Corp., 7.125%,
                                    1/15/23                                                    1,358,475
         9,855,000                  Frontier Communications Corp., 8.5%, 4/15/20              10,194,012
        10,355,000                  Frontier Communications Corp., 8.75%, 4/15/22             10,096,125
           285,000                  Frontier Communications Corp., 8.875%,
                                    9/15/20 (144A)                                               296,044
        11,000,000                  GTP Acquisition Partners I LLC, 2.35%,
                                    6/15/45 (144A)                                            10,824,220
         3,031,328                  GTP Cellular Sites LLC, 3.721%, 3/15/17 (144A)             3,032,510
         4,200,000                  Level 3 Financing, Inc., 5.375%, 1/15/24 (144A)            4,252,500
         3,200,000                  Ooredoo International Finance, Ltd., 3.875%,
                                    1/31/28 (144A)                                             3,133,696
EURO     2,625,000                  Telenet Finance III Luxembourg SCA, 6.625%,
                                    2/15/21 (144A)                                             3,094,520
         9,215,000                  Verizon Communications, Inc., 5.012%, 8/21/54              9,244,755
        25,616,000                  Verizon Communications, Inc., 6.55%, 9/15/43              33,742,087
         6,875,000                  Windstream Services LLC, 6.375%, 8/1/23                    5,035,938
         8,680,000                  Windstream Services LLC, 7.75%, 10/15/20                   7,464,800
                                                                                         ---------------
                                                                                         $   154,124,151
--------------------------------------------------------------------------------------------------------
                                    Wireless Telecommunication Services -- 0.9%
         3,750,000                  Crown Castle Towers LLC, 3.222%,
                                    5/15/22 (144A)                                       $     3,755,625
         6,850,000                  Crown Castle Towers LLC, 4.883%,
                                    8/15/20 (144A)                                             7,336,632
         3,135,000                  Crown Castle Towers LLC, 6.113%,
                                    1/15/20 (144A)                                             3,458,959
         1,325,000                  Digicel Group, Ltd., 8.25%, 9/30/20 (144A)                 1,136,188
         9,600,000                  Digicel, Ltd., 6.0%, 4/15/21 (144A)                        8,592,000
        10,375,000                  Sprint Corp., 7.25%, 9/15/21                               7,923,906
         4,150,000                  T-Mobile USA, Inc., 6.542%, 4/28/20                        4,284,875
         4,915,000                  T-Mobile USA, Inc., 6.625%, 11/15/20                       5,074,738
        11,600,000                  VimpelCom Holdings BV, 7.5043%,
                                    3/1/22 (144A)                                             12,223,500
RUB    193,400,000                  VimpelCom Holdings BV, 9.0%, 2/13/18 (144A)                2,781,197
                                                                                         ---------------
                                                                                         $    56,567,620
                                                                                         ---------------
                                    Total Telecommunication Services                     $   210,691,771
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 55

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    UTILITIES -- 3.1%
                                    Electric Utilities -- 1.9%
         6,625,000                  ContourGlobal Power Holdings SA, 7.125%,
                                    6/1/19 (144A)                                        $     6,434,531
         5,720,000                  Dubai Electricity & Water Authority, 7.375%,
                                    10/21/20 (144A)                                            6,747,312
        23,175,000                  Electricite de France SA, 6.0%, 1/22/14 (144A)            23,714,653
         5,285,000           5.25   Electricite de France SA, Floating Rate Note
                                    (Perpetual) (144A)                                         4,835,775
         9,485,000                  Empresa Electrica Angamos SA, 4.875%,
                                    5/25/29 (144A)                                             8,790,015
           215,000                  Enel Finance International NV, 5.125%,
                                    10/7/19 (144A)                                               236,763
        10,830,000           8.75   Enel S.p.A., Floating Rate Note, 9/24/73 (144A)           12,048,375
           310,652                  FPL Energy Wind Funding LLC, 6.876%,
                                    6/27/17 (144A)                                               295,119
         1,750,000                  Israel Electric Corp, Ltd., 5.0%, 11/12/24                 1,855,875
         5,000,000                  Israel Electric Corp., Ltd., 5.625%,
                                    6/21/18 (144A)                                             5,310,950
         4,150,000                  Israel Electric Corp., Ltd., 6.7%, 2/10/17 (144A)          4,306,604
         2,725,000                  Israel Electric Corp., Ltd., 7.25%,
                                    1/15/19 (144A)                                             3,015,142
         1,330,000                  Israel Electric Corp., Ltd., 9.375%,
                                    1/28/20 (144A)                                             1,620,179
            85,000                  Nevada Power Co., 6.5%, 8/1/18                                94,240
         3,725,000                  Public Service Co. of New Mexico,
                                    7.95%, 5/15/18                                             4,170,849
        14,425,000           6.25   Southern California Edison Co., Floating Rate
                                    Note (Perpetual)                                          15,849,469
        10,935,000                  Talen Energy Supply LLC, 4.625%,
                                    7/15/19 (144A)                                             9,486,112
         9,570,000                  Talen Energy Supply LLC, 6.5%, 6/1/25                      7,943,100
         6,140,000                  TerraForm Power, 9.75%, 8/15/22 (144A)                     4,605,000
                                                                                         ---------------
                                                                                         $   121,360,063
--------------------------------------------------------------------------------------------------------
                                    Gas Utilities -- 0.1%
         3,975,000                  DCP Midstream Operating LP, 5.6%, 4/1/44             $     2,925,421
         1,965,000                  Nakilat, Inc., 6.067%, 12/31/33 (144A)                     2,210,625
         3,714,151                  Nakilat, Inc., 6.267%, 12/31/33 (144A)                     4,141,278
                                                                                         ---------------
                                                                                         $     9,277,324
--------------------------------------------------------------------------------------------------------
                                    Multi-Utilities -- 0.3%
        18,225,000                  Consolidated Edison Co. of New York, Inc.,
                                    4.625%, 12/1/54                                      $    19,834,650
         2,474,139                  Ormat Funding Corp., 8.25%, 12/30/20                       2,449,397
                                                                                         ---------------
                                                                                         $    22,284,047
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

56 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Independent Power Producers & Energy
                                    Traders -- 0.8%
        10,000,000                  AES Corp., 5.5%, 4/15/25                             $     9,650,000
         1,218,079                  Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)               1,351,014
         6,100,000                  Instituto Costarricense de Electricidad, 6.375%,
                                    5/15/43 (144A)                                             4,514,000
         8,380,000                  Instituto Costarricense de Electricidad, 6.95%,
                                    11/10/21 (144A)                                            8,359,050
         2,416,511                  Kiowa Power Partners LLC, 5.737%,
                                    3/30/21 (144A)                                             2,548,916
         7,725,000                  NRG Energy, Inc., 6.25%, 5/1/24                            7,087,688
         3,400,000                  NRG Energy, Inc., 7.875%, 5/15/21                          3,387,250
         2,443,288                  Panoche Energy Center LLC, 6.885%,
                                    7/31/29 (144A)                                             2,851,845
         7,850,000                  Star Energy Geothermal Wayang Windu, Ltd.,
                                    6.125%, 3/27/20 (144A)                                     7,908,875
         4,130,000                  TerraForm Power Operating LLC, 5.875%,
                                    2/1/23 (144A)                                              3,345,300
                                                                                         ---------------
                                                                                         $    51,003,938
                                                                                         ---------------
                                    Total Utilities                                      $   203,925,372
--------------------------------------------------------------------------------------------------------
                                    GOVERNMENT -- 0.0%+
                                    Government -- 0.0%+
         2,200,000                  Vnesheconombank Via VEB Finance Plc, 5.942%,
                                    11/21/23 (144A)                                      $     2,139,500
                                                                                         ---------------
                                    Total Government                                     $     2,139,500
--------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE BONDS
                                    (Cost $3,138,561,297)                                $ 3,060,353,724
--------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS -- 15.2%
         4,317,642                  Fannie Mae, 3.5%, 11/1/40                            $     4,536,450
         1,693,289                  Fannie Mae, 3.5%, 11/1/42                                  1,779,471
           802,771                  Fannie Mae, 3.5%, 11/1/42                                    847,617
           370,596                  Fannie Mae, 3.5%, 11/1/42                                    391,298
         1,058,365                  Fannie Mae, 3.5%, 11/1/42                                  1,117,482
            37,593                  Fannie Mae, 3.5%, 12/1/42                                     39,692
         1,473,016                  Fannie Mae, 3.5%, 12/1/42                                  1,555,292
         7,755,009                  Fannie Mae, 3.5%, 2/1/46                                   8,134,736
         1,601,383                  Fannie Mae, 3.5%, 6/1/42                                   1,682,880
         8,779,375                  Fannie Mae, 3.5%, 8/1/42                                   9,223,181
        15,124,899                  Fannie Mae, 3.5%, 8/1/42                                  15,894,680
         7,504,504                  Fannie Mae, 3.5%, 9/1/45                                   7,871,965
         8,613,459                  Fannie Mae, 4.0%, 1/1/42                                   9,250,504
         1,002,485                  Fannie Mae, 4.0%, 1/1/42                                   1,074,260
         2,680,945                  Fannie Mae, 4.0%, 1/1/42                                   2,872,296

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 57

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS -- (continued)
            43,008                  Fannie Mae, 4.0%, 1/1/45                             $        45,961
         4,936,934                  Fannie Mae, 4.0%, 10/1/43                                  5,328,094
            89,666                  Fannie Mae, 4.0%, 10/1/44                                     95,796
           641,179                  Fannie Mae, 4.0%, 10/1/44                                    685,019
           201,381                  Fannie Mae, 4.0%, 10/1/44                                    215,151
           184,430                  Fannie Mae, 4.0%, 10/1/44                                    197,040
            22,192                  Fannie Mae, 4.0%, 10/1/44                                     23,710
           479,780                  Fannie Mae, 4.0%, 10/1/44                                    512,584
         8,071,536                  Fannie Mae, 4.0%, 10/1/45                                  8,650,080
         2,296,658                  Fannie Mae, 4.0%, 11/1/41                                  2,460,865
            14,715                  Fannie Mae, 4.0%, 11/1/41                                     15,769
           631,437                  Fannie Mae, 4.0%, 11/1/42                                    674,611
         7,525,686                  Fannie Mae, 4.0%, 11/1/43                                  8,083,710
         2,457,680                  Fannie Mae, 4.0%, 11/1/43                                  2,646,159
           175,228                  Fannie Mae, 4.0%, 11/1/44                                    187,209
           223,237                  Fannie Mae, 4.0%, 11/1/44                                    238,500
           292,993                  Fannie Mae, 4.0%, 11/1/44                                    313,026
           636,789                  Fannie Mae, 4.0%, 11/1/44                                    680,329
           688,403                  Fannie Mae, 4.0%, 11/1/44                                    735,525
           480,623                  Fannie Mae, 4.0%, 11/1/44                                    513,485
         9,107,766                  Fannie Mae, 4.0%, 11/1/45                                  9,760,596
            60,129                  Fannie Mae, 4.0%, 12/1/23                                     64,241
            16,433                  Fannie Mae, 4.0%, 12/1/30                                     17,702
         5,284,131                  Fannie Mae, 4.0%, 12/1/40                                  5,758,267
        19,674,567                  Fannie Mae, 4.0%, 12/1/41                                 21,083,741
         5,332,868                  Fannie Mae, 4.0%, 12/1/41                                  5,697,499
            85,278                  Fannie Mae, 4.0%, 12/1/41                                     91,455
            13,405                  Fannie Mae, 4.0%, 12/1/42                                     14,355
         1,408,107                  Fannie Mae, 4.0%, 12/1/43                                  1,519,673
           126,929                  Fannie Mae, 4.0%, 12/1/44                                    135,608
         2,505,822                  Fannie Mae, 4.0%, 2/1/42                                   2,684,331
         2,631,238                  Fannie Mae, 4.0%, 2/1/44                                   2,841,656
         4,450,888                  Fannie Mae, 4.0%, 2/1/44                                   4,803,606
           253,284                  Fannie Mae, 4.0%, 4/1/41                                     273,605
         6,806,936                  Fannie Mae, 4.0%, 4/1/42                                   7,314,667
         2,307,134                  Fannie Mae, 4.0%, 4/1/42                                   2,468,850
         3,482,744                  Fannie Mae, 4.0%, 4/1/42                                   3,730,559
           332,008                  Fannie Mae, 4.0%, 5/1/42                                     355,676
        10,469,721                  Fannie Mae, 4.0%, 5/1/44                                  11,185,580
           237,474                  Fannie Mae, 4.0%, 6/1/42                                     254,603
         1,205,714                  Fannie Mae, 4.0%, 6/1/44                                   1,288,153

The accompanying notes are an integral part of these financial statements.

58 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS -- (continued)
             1,948                  Fannie Mae, 4.0%, 7/1/18                             $         2,028
           196,985                  Fannie Mae, 4.0%, 7/1/42                                     210,466
        14,607,897                  Fannie Mae, 4.0%, 7/1/44                                  15,606,701
        15,051,485                  Fannie Mae, 4.0%, 8/1/42                                  16,172,639
         4,190,183                  Fannie Mae, 4.0%, 8/1/43                                   4,500,852
         4,057,084                  Fannie Mae, 4.0%, 8/1/43                                   4,378,522
         8,728,087                  Fannie Mae, 4.0%, 8/1/44                                   9,341,478
           773,716                  Fannie Mae, 4.0%, 9/1/37                                     828,544
           208,549                  Fannie Mae, 4.0%, 9/1/44                                     222,808
         3,471,113                  Fannie Mae, 4.5%, 11/1/40                                  3,787,719
         5,476,488                  Fannie Mae, 4.5%, 11/1/43                                  5,955,277
         3,298,782                  Fannie Mae, 4.5%, 11/1/43                                  3,632,716
         1,052,225                  Fannie Mae, 4.5%, 11/1/43                                  1,153,827
        16,609,866                  Fannie Mae, 4.5%, 12/1/40                                 18,128,914
            36,978                  Fannie Mae, 4.5%, 12/1/41                                     40,358
         2,796,168                  Fannie Mae, 4.5%, 12/1/41                                  3,054,172
         8,384,419                  Fannie Mae, 4.5%, 2/1/44                                   9,116,993
           196,071                  Fannie Mae, 4.5%, 3/1/35                                     214,333
           962,928                  Fannie Mae, 4.5%, 3/1/41                                   1,050,873
         1,033,303                  Fannie Mae, 4.5%, 3/1/41                                   1,125,276
             7,917                  Fannie Mae, 4.5%, 4/1/41                                       8,639
         4,610,717                  Fannie Mae, 4.5%, 5/1/41                                   5,032,774
        14,890,694                  Fannie Mae, 4.5%, 7/1/41                                  16,266,419
         3,593,254                  Fannie Mae, 4.5%, 7/1/41                                   3,920,776
           213,753                  Fannie Mae, 4.5%, 8/1/40                                     233,303
        18,709,552                  Fannie Mae, 4.5%, 8/1/41                                  20,417,247
           792,475                  Fannie Mae, 4.5%, 9/1/41                                     864,406
        10,052,660                  Fannie Mae, 4.5%, 9/1/43                                  10,956,332
         1,684,054                  Fannie Mae, 5.0%, 1/1/39                                   1,861,357
        30,081,300                  Fannie Mae, 5.0%, 1/1/45                                  33,248,361
           718,576                  Fannie Mae, 5.0%, 10/1/40                                    801,063
        39,409,532                  Fannie Mae, 5.0%, 11/1/44                                 43,644,533
           222,763                  Fannie Mae, 5.0%, 2/1/22                                     238,880
             9,706                  Fannie Mae, 5.0%, 4/1/22                                      10,207
           536,050                  Fannie Mae, 5.0%, 5/1/38                                     592,487
           564,740                  Fannie Mae, 5.0%, 5/1/41                                     626,368
            75,076                  Fannie Mae, 5.0%, 6/1/22                                      77,502
            27,136                  Fannie Mae, 5.0%, 6/1/22                                      29,150
         4,865,464                  Fannie Mae, 5.0%, 6/1/35                                   5,395,369
         2,852,869                  Fannie Mae, 5.0%, 6/1/40                                   3,162,426
           489,785                  Fannie Mae, 5.0%, 6/1/40                                     543,044
         1,170,249                  Fannie Mae, 5.0%, 7/1/35                                   1,296,558

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 59

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS -- (continued)
         2,781,773                  Fannie Mae, 5.0%, 7/1/35                             $     3,077,553
         1,072,288                  Fannie Mae, 5.0%, 7/1/39                                   1,185,182
           627,272                  Fannie Mae, 5.0%, 7/1/39                                     694,568
         1,122,051                  Fannie Mae, 5.0%, 7/1/39                                   1,240,184
         2,112,147                  Fannie Mae, 5.0%, 7/1/40                                   2,340,987
           561,111                  Fannie Mae, 5.0%, 7/1/41                                     620,186
         1,652,939                  Fannie Mae, 5.0%, 8/1/35                                   1,826,966
        15,158,110                  Fannie Mae, 5.0%, 9/1/43                                  16,754,007
           221,008                  Fannie Mae, 5.5%, 12/1/35                                    249,380
           355,321                  Fannie Mae, 5.5%, 3/1/21                                     380,614
            93,184                  Fannie Mae, 5.5%, 3/1/36                                     105,524
           121,507                  Fannie Mae, 5.5%, 4/1/34                                     137,512
            90,163                  Fannie Mae, 5.5%, 4/1/36                                     101,044
            36,472                  Fannie Mae, 5.5%, 5/1/33                                      41,233
            23,018                  Fannie Mae, 5.5%, 6/1/33                                      25,961
            57,423                  Fannie Mae, 5.5%, 7/1/33                                      64,931
            12,038                  Fannie Mae, 6.0%, 1/1/33                                      13,883
            81,536                  Fannie Mae, 6.0%, 1/1/34                                      93,810
             2,716                  Fannie Mae, 6.0%, 10/1/32                                      3,134
             5,691                  Fannie Mae, 6.0%, 11/1/32                                      6,485
            55,013                  Fannie Mae, 6.0%, 12/1/32                                     63,407
            92,623                  Fannie Mae, 6.0%, 12/1/33                                    106,702
           205,879                  Fannie Mae, 6.0%, 12/1/37                                    234,674
             1,635                  Fannie Mae, 6.0%, 3/1/32                                       1,886
             6,749                  Fannie Mae, 6.0%, 3/1/33                                       7,788
             2,587                  Fannie Mae, 6.0%, 3/1/33                                       2,947
           285,528                  Fannie Mae, 6.0%, 4/1/38                                     325,355
            83,181                  Fannie Mae, 6.0%, 5/1/33                                      96,290
           249,648                  Fannie Mae, 6.0%, 6/1/37                                     285,250
            15,195                  Fannie Mae, 6.0%, 7/1/17                                      15,340
           130,356                  Fannie Mae, 6.0%, 7/1/38                                     148,843
            13,364                  Fannie Mae, 6.5%, 10/1/32                                     15,285
             3,651                  Fannie Mae, 6.5%, 11/1/32                                      4,175
             1,116                  Fannie Mae, 6.5%, 2/1/32                                       1,327
             3,625                  Fannie Mae, 6.5%, 3/1/32                                       4,146
               326                  Fannie Mae, 6.5%, 4/1/29                                         373
             1,289                  Fannie Mae, 6.5%, 5/1/31                                       1,475
               265                  Fannie Mae, 6.5%, 6/1/31                                         303
             2,628                  Fannie Mae, 6.5%, 8/1/32                                       3,096
               394                  Fannie Mae, 7.0%, 2/1/29                                         454
             1,147                  Fannie Mae, 7.0%, 5/1/28                                       1,362

The accompanying notes are an integral part of these financial statements.

60 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS -- (continued)
               582                  Fannie Mae, 7.0%, 7/1/31                             $           621
               868                  Fannie Mae, 7.5%, 1/1/28                                         973
           976,851                  Federal Home Loan Mortgage Corp., 2.5%,
                                    1/1/30                                                     1,005,927
           567,681                  Federal Home Loan Mortgage Corp., 2.5%,
                                    4/1/30                                                       584,604
        15,879,517                  Federal Home Loan Mortgage Corp., 3.0%,
                                    11/1/42                                                   16,309,843
         2,576,534                  Federal Home Loan Mortgage Corp., 3.5%,
                                    10/1/40                                                    2,700,930
         8,005,190                  Federal Home Loan Mortgage Corp., 3.5%,
                                    11/1/28                                                    8,548,335
           541,856                  Federal Home Loan Mortgage Corp., 3.5%,
                                    7/1/45                                                       570,550
         5,838,458                  Federal Home Loan Mortgage Corp., 4.0%,
                                    12/1/44                                                    6,241,249
           843,771                  Federal Home Loan Mortgage Corp., 4.0%,
                                    2/1/44                                                       906,115
         1,776,921                  Federal Home Loan Mortgage Corp., 4.0%,
                                    7/1/44                                                     1,908,206
         1,865,601                  Federal Home Loan Mortgage Corp., 4.0%,
                                    7/1/44                                                     2,002,408
         1,364,766                  Federal Home Loan Mortgage Corp., 4.0%,
                                    7/1/44                                                     1,464,852
           502,275                  Federal Home Loan Mortgage Corp., 4.5%,
                                    10/1/35                                                      547,095
           769,163                  Federal Home Loan Mortgage Corp., 4.5%,
                                    10/1/43                                                      836,820
         1,053,563                  Federal Home Loan Mortgage Corp., 4.5%,
                                    11/1/40                                                    1,148,087
         2,670,723                  Federal Home Loan Mortgage Corp., 4.5%,
                                    11/1/43                                                    2,904,420
            42,685                  Federal Home Loan Mortgage Corp., 4.5%,
                                    3/1/44                                                        46,514
           123,532                  Federal Home Loan Mortgage Corp., 4.5%,
                                    5/1/44                                                       134,316
         1,797,549                  Federal Home Loan Mortgage Corp., 4.5%,
                                    7/1/40                                                     1,958,703
           191,054                  Federal Home Loan Mortgage Corp., 4.5%,
                                    9/1/41                                                       208,486
            81,577                  Federal Home Loan Mortgage Corp., 4.5%,
                                    9/1/43                                                        88,566
            50,805                  Federal Home Loan Mortgage Corp., 5.0%,
                                    11/1/34                                                       56,323
         7,230,313                  Federal Home Loan Mortgage Corp., 5.0%,
                                    11/1/39                                                    7,979,282

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 61

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS -- (continued)
           330,006                  Federal Home Loan Mortgage Corp., 5.0%,
                                    12/1/21                                              $       352,916
           256,175                  Federal Home Loan Mortgage Corp., 5.0%,
                                    12/1/34                                                      283,989
           227,477                  Federal Home Loan Mortgage Corp., 5.0%,
                                    4/1/23                                                       244,931
            45,240                  Federal Home Loan Mortgage Corp., 5.0%,
                                    5/1/34                                                        50,091
           199,649                  Federal Home Loan Mortgage Corp., 5.0%,
                                    7/1/35                                                       220,435
           563,406                  Federal Home Loan Mortgage Corp., 5.0%,
                                    9/1/38                                                       618,428
           397,746                  Federal Home Loan Mortgage Corp., 5.0%,
                                    9/1/38                                                       436,590
             1,735                  Federal Home Loan Mortgage Corp., 5.5%,
                                    10/1/16                                                        1,738
         3,851,004                  Federal Home Loan Mortgage Corp., 5.5%,
                                    6/1/41                                                     4,304,721
            83,118                  Federal Home Loan Mortgage Corp., 6.0%,
                                    1/1/33                                                        94,104
            73,102                  Federal Home Loan Mortgage Corp., 6.0%,
                                    1/1/34                                                        84,223
             8,442                  Federal Home Loan Mortgage Corp., 6.0%,
                                    10/1/37                                                        9,604
           100,741                  Federal Home Loan Mortgage Corp., 6.0%,
                                    12/1/36                                                      115,292
           177,881                  Federal Home Loan Mortgage Corp., 6.0%,
                                    12/1/37                                                      202,507
             9,548                  Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                10,810
            15,608                  Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                17,672
            49,518                  Federal Home Loan Mortgage Corp., 6.0%, 6/1/17                50,488
           155,908                  Federal Home Loan Mortgage Corp., 6.0%, 6/1/35               176,445
           165,187                  Federal Home Loan Mortgage Corp., 6.0%, 8/1/34               190,033
             2,301                  Federal Home Loan Mortgage Corp., 6.5%, 9/1/32                 2,619
            20,268                  Federal National Mortgage Association, 4.0%,
                                    2/1/44                                                        21,654
           767,091                  Federal National Mortgage Association, 5.0%,
                                    12/1/41                                                      850,990
           665,566                  Government National Mortgage Association I,
                                    3.5%, 10/15/44                                               702,560
        14,507,071                  Government National Mortgage Association I,
                                    3.5%, 10/15/44                                            15,320,102
        34,025,000                  Government National Mortgage Association I,
                                    3.5%, 4/20/16 (TBA)                                       35,901,690

The accompanying notes are an integral part of these financial statements.

62 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS -- (continued)
        12,647,760                  Government National Mortgage Association I,
                                    3.5%, 7/15/42                                        $    13,353,434
        12,993,407                  Government National Mortgage Association I,
                                    3.5%, 9/15/44                                             13,726,835
            18,521                  Government National Mortgage Association I,
                                    4.0%, 1/15/40                                                 19,804
            11,599                  Government National Mortgage Association I,
                                    4.0%, 1/15/41                                                 12,438
            68,644                  Government National Mortgage Association I,
                                    4.0%, 1/15/41                                                 73,604
            63,958                  Government National Mortgage Association I,
                                    4.0%, 1/15/41                                                 68,604
            19,315                  Government National Mortgage Association I,
                                    4.0%, 1/15/42                                                 20,650
         1,704,822                  Government National Mortgage Association I,
                                    4.0%, 1/15/42                                              1,833,604
         2,110,249                  Government National Mortgage Association I,
                                    4.0%, 1/15/45                                              2,260,063
         2,647,041                  Government National Mortgage Association I,
                                    4.0%, 1/15/45                                              2,833,899
         2,536,784                  Government National Mortgage Association I,
                                    4.0%, 1/15/45                                              2,712,149
           291,399                  Government National Mortgage Association I,
                                    4.0%, 1/15/45                                                311,543
         1,825,482                  Government National Mortgage Association I,
                                    4.0%, 1/15/45                                              1,951,676
            34,568                  Government National Mortgage Association I,
                                    4.0%, 10/15/40                                                36,970
            18,504                  Government National Mortgage Association I,
                                    4.0%, 10/15/40                                                19,854
           127,390                  Government National Mortgage Association I,
                                    4.0%, 10/15/40                                               136,606
            13,714                  Government National Mortgage Association I,
                                    4.0%, 10/15/41                                                14,698
            12,437                  Government National Mortgage Association I,
                                    4.0%, 10/15/41                                                13,302
           200,929                  Government National Mortgage Association I,
                                    4.0%, 10/15/41                                               215,466
            26,722                  Government National Mortgage Association I,
                                    4.0%, 10/15/41                                                28,663
            19,009                  Government National Mortgage Association I,
                                    4.0%, 10/15/41                                                20,371
            34,960                  Government National Mortgage Association I,
                                    4.0%, 10/15/42                                                37,383
             7,803                  Government National Mortgage Association I,
                                    4.0%, 10/15/43                                                 8,343

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 63

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS -- (continued)
            10,074                  Government National Mortgage Association I,
                                    4.0%, 10/15/43                                       $        10,772
         1,555,266                  Government National Mortgage Association I,
                                    4.0%, 10/15/44                                             1,664,762
           113,106                  Government National Mortgage Association I,
                                    4.0%, 10/15/44                                               121,075
           341,346                  Government National Mortgage Association I,
                                    4.0%, 10/15/44                                               364,961
            18,699                  Government National Mortgage Association I,
                                    4.0%, 11/15/40                                                20,056
            79,825                  Government National Mortgage Association I,
                                    4.0%, 11/15/40                                                85,641
           279,174                  Government National Mortgage Association I,
                                    4.0%, 11/15/40                                               299,501
           683,741                  Government National Mortgage Association I,
                                    4.0%, 11/15/40                                               731,008
            69,904                  Government National Mortgage Association I,
                                    4.0%, 11/15/41                                                75,266
            16,456                  Government National Mortgage Association I,
                                    4.0%, 11/15/41                                                17,643
            25,395                  Government National Mortgage Association I,
                                    4.0%, 11/15/41                                                27,215
           266,482                  Government National Mortgage Association I,
                                    4.0%, 11/15/41                                               285,572
            16,567                  Government National Mortgage Association I,
                                    4.0%, 11/15/42                                                17,714
            16,780                  Government National Mortgage Association I,
                                    4.0%, 11/15/43                                                18,023
            59,620                  Government National Mortgage Association I,
                                    4.0%, 11/15/44                                                63,759
            26,768                  Government National Mortgage Association I,
                                    4.0%, 11/15/44                                                28,778
           496,721                  Government National Mortgage Association I,
                                    4.0%, 11/15/44                                               531,994
         1,642,282                  Government National Mortgage Association I,
                                    4.0%, 11/15/44                                             1,758,091
            88,687                  Government National Mortgage Association I,
                                    4.0%, 11/15/44                                                94,961
            15,664                  Government National Mortgage Association I,
                                    4.0%, 12/15/40                                                16,766
         1,611,590                  Government National Mortgage Association I,
                                    4.0%, 12/15/40                                             1,723,553
            14,176                  Government National Mortgage Association I,
                                    4.0%, 12/15/40                                                15,203
           162,060                  Government National Mortgage Association I,
                                    4.0%, 12/15/40                                               173,338

The accompanying notes are an integral part of these financial statements.

64 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS -- (continued)
            14,649                  Government National Mortgage Association I,
                                    4.0%, 12/15/41                                       $        15,667
            18,151                  Government National Mortgage Association I,
                                    4.0%, 12/15/41                                                19,458
            24,826                  Government National Mortgage Association I,
                                    4.0%, 12/15/41                                                26,616
           654,900                  Government National Mortgage Association I,
                                    4.0%, 12/15/44                                               704,036
           138,563                  Government National Mortgage Association I,
                                    4.0%, 12/15/44                                               148,142
         1,154,664                  Government National Mortgage Association I,
                                    4.0%, 12/15/44                                             1,236,196
           224,667                  Government National Mortgage Association I,
                                    4.0%, 12/15/44                                               240,198
            20,062                  Government National Mortgage Association I,
                                    4.0%, 12/15/44                                                21,485
           683,364                  Government National Mortgage Association I,
                                    4.0%, 12/15/44                                               731,778
         1,339,899                  Government National Mortgage Association I,
                                    4.0%, 2/15/41                                              1,437,018
            28,376                  Government National Mortgage Association I,
                                    4.0%, 2/15/41                                                 30,416
            24,947                  Government National Mortgage Association I,
                                    4.0%, 2/15/42                                                 26,746
            18,611                  Government National Mortgage Association I,
                                    4.0%, 2/15/42                                                 19,930
           302,078                  Government National Mortgage Association I,
                                    4.0%, 2/15/42                                                322,961
           329,519                  Government National Mortgage Association I,
                                    4.0%, 2/15/42                                                353,204
             9,976                  Government National Mortgage Association I,
                                    4.0%, 2/15/42                                                 10,666
           358,507                  Government National Mortgage Association I,
                                    4.0%, 2/15/44                                                385,641
           148,626                  Government National Mortgage Association I,
                                    4.0%, 2/15/45                                                158,901
         2,817,096                  Government National Mortgage Association I,
                                    4.0%, 2/15/45                                              3,014,772
           363,535                  Government National Mortgage Association I,
                                    4.0%, 2/15/45                                                388,666
           422,260                  Government National Mortgage Association I,
                                    4.0%, 2/15/45                                                451,816
           347,746                  Government National Mortgage Association I,
                                    4.0%, 2/15/45                                                372,099
         1,689,483                  Government National Mortgage Association I,
                                    4.0%, 2/15/45                                              1,806,614

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 65

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS -- (continued)
           152,939                  Government National Mortgage Association I,
                                    4.0%, 2/15/45                                        $       163,511
            12,312                  Government National Mortgage Association I,
                                    4.0%, 3/15/39                                                 13,171
           112,373                  Government National Mortgage Association I,
                                    4.0%, 3/15/41                                                120,533
           149,231                  Government National Mortgage Association I,
                                    4.0%, 3/15/44                                                160,014
         4,883,069                  Government National Mortgage Association I,
                                    4.0%, 3/15/44                                              5,220,630
         8,270,770                  Government National Mortgage Association I,
                                    4.0%, 3/15/44                                              8,842,519
           253,328                  Government National Mortgage Association I,
                                    4.0%, 3/15/44                                                270,840
           905,549                  Government National Mortgage Association I,
                                    4.0%, 3/15/44                                                968,403
           276,753                  Government National Mortgage Association I,
                                    4.0%, 3/15/44                                                295,885
           253,399                  Government National Mortgage Association I,
                                    4.0%, 3/15/44                                                270,922
         1,866,408                  Government National Mortgage Association I,
                                    4.0%, 3/15/45                                              1,995,430
            15,880                  Government National Mortgage Association I,
                                    4.0%, 4/15/39                                                 16,983
            19,472                  Government National Mortgage Association I,
                                    4.0%, 4/15/39                                                 20,834
           296,924                  Government National Mortgage Association I,
                                    4.0%, 4/15/40                                                317,450
            29,583                  Government National Mortgage Association I,
                                    4.0%, 4/15/41                                                 31,679
         2,978,733                  Government National Mortgage Association I,
                                    4.0%, 4/15/43                                              3,184,650
            17,831                  Government National Mortgage Association I,
                                    4.0%, 4/15/43                                                 19,063
         2,464,830                  Government National Mortgage Association I,
                                    4.0%, 4/15/44                                              2,635,221
         1,170,983                  Government National Mortgage Association I,
                                    4.0%, 4/15/44                                              1,251,932
            28,772                  Government National Mortgage Association I,
                                    4.0%, 4/15/44                                                 30,761
           329,220                  Government National Mortgage Association I,
                                    4.0%, 4/15/44                                                351,979
           291,644                  Government National Mortgage Association I,
                                    4.0%, 4/15/45                                                311,859
            18,675                  Government National Mortgage Association I,
                                    4.0%, 5/15/41                                                 20,016

The accompanying notes are an integral part of these financial statements.

66 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS -- (continued)
           416,754                  Government National Mortgage Association I,
                                    4.0%, 5/15/41                                        $       446,601
           148,988                  Government National Mortgage Association I,
                                    4.0%, 5/15/41                                                159,745
         2,098,501                  Government National Mortgage Association I,
                                    4.0%, 5/15/42                                              2,250,122
           287,227                  Government National Mortgage Association I,
                                    4.0%, 5/15/43                                                307,083
           144,024                  Government National Mortgage Association I,
                                    4.0%, 5/15/43                                                153,980
            17,922                  Government National Mortgage Association I,
                                    4.0%, 5/15/43                                                 19,340
           576,338                  Government National Mortgage Association I,
                                    4.0%, 5/15/44                                                616,179
           258,522                  Government National Mortgage Association I,
                                    4.0%, 5/15/44                                                276,394
           392,985                  Government National Mortgage Association I,
                                    4.0%, 5/15/45                                                420,797
            36,429                  Government National Mortgage Association I,
                                    4.0%, 6/15/40                                                 39,052
            13,653                  Government National Mortgage Association I,
                                    4.0%, 6/15/41                                                 14,609
            16,334                  Government National Mortgage Association I,
                                    4.0%, 6/15/41                                                 17,486
         4,931,208                  Government National Mortgage Association I,
                                    4.0%, 6/15/41                                              5,285,620
           449,056                  Government National Mortgage Association I,
                                    4.0%, 6/15/42                                                480,172
           212,190                  Government National Mortgage Association I,
                                    4.0%, 6/15/42                                                227,582
           183,034                  Government National Mortgage Association I,
                                    4.0%, 6/15/42                                                196,242
           162,009                  Government National Mortgage Association I,
                                    4.0%, 6/15/43                                                173,208
            26,919                  Government National Mortgage Association I,
                                    4.0%, 7/15/39                                                 28,786
           641,192                  Government National Mortgage Association I,
                                    4.0%, 7/15/40                                                687,284
           370,444                  Government National Mortgage Association I,
                                    4.0%, 7/15/41                                                397,200
            30,076                  Government National Mortgage Association I,
                                    4.0%, 7/15/41                                                 32,254
           202,066                  Government National Mortgage Association I,
                                    4.0%, 7/15/41                                                216,386
            80,942                  Government National Mortgage Association I,
                                    4.0%, 7/15/41                                                 86,564

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 67

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS -- (continued)
            26,261                  Government National Mortgage Association I,
                                    4.0%, 7/15/41                                        $        28,168
           303,465                  Government National Mortgage Association I,
                                    4.0%, 7/15/41                                                325,374
           239,970                  Government National Mortgage Association I,
                                    4.0%, 7/15/43                                                256,559
            85,106                  Government National Mortgage Association I,
                                    4.0%, 7/15/45                                                 91,524
           488,846                  Government National Mortgage Association I,
                                    4.0%, 8/15/40                                                525,815
           326,333                  Government National Mortgage Association I,
                                    4.0%, 8/15/40                                                349,950
            10,449                  Government National Mortgage Association I,
                                    4.0%, 8/15/41                                                 11,178
           162,877                  Government National Mortgage Association I,
                                    4.0%, 8/15/41                                                174,591
            25,767                  Government National Mortgage Association I,
                                    4.0%, 8/15/41                                                 27,696
             3,587                  Government National Mortgage Association I,
                                    4.0%, 8/15/41                                                  3,835
           207,774                  Government National Mortgage Association I,
                                    4.0%, 8/15/43                                                222,137
           995,612                  Government National Mortgage Association I,
                                    4.0%, 8/15/43                                              1,064,437
         2,795,343                  Government National Mortgage Association I,
                                    4.0%, 8/15/44                                              2,988,871
           224,267                  Government National Mortgage Association I,
                                    4.0%, 8/15/44                                                239,811
            46,723                  Government National Mortgage Association I,
                                    4.0%, 8/15/44                                                 49,952
           300,276                  Government National Mortgage Association I,
                                    4.0%, 8/15/44                                                321,581
           720,779                  Government National Mortgage Association I,
                                    4.0%, 8/15/44                                                770,913
         2,853,878                  Government National Mortgage Association I,
                                    4.0%, 8/15/44                                              3,051,164
           116,844                  Government National Mortgage Association I,
                                    4.0%, 9/15/40                                                125,232
         1,368,291                  Government National Mortgage Association I,
                                    4.0%, 9/15/41                                              1,464,694
           505,684                  Government National Mortgage Association I,
                                    4.0%, 9/15/41                                                542,228
            16,869                  Government National Mortgage Association I,
                                    4.0%, 9/15/41                                                 18,090
           156,661                  Government National Mortgage Association I,
                                    4.0%, 9/15/41                                                167,925

The accompanying notes are an integral part of these financial statements.

68 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS -- (continued)
            70,331                  Government National Mortgage Association I,
                                    4.0%, 9/15/41                                        $        75,382
            11,546                  Government National Mortgage Association I,
                                    4.0%, 9/15/41                                                 12,344
            15,190                  Government National Mortgage Association I,
                                    4.0%, 9/15/41                                                 16,241
            14,258                  Government National Mortgage Association I,
                                    4.0%, 9/15/41                                                 15,292
            29,843                  Government National Mortgage Association I,
                                    4.0%, 9/15/43                                                 31,907
           241,568                  Government National Mortgage Association I,
                                    4.0%, 9/15/43                                                258,267
           206,440                  Government National Mortgage Association I,
                                    4.0%, 9/15/43                                                220,711
           346,037                  Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                370,692
         2,713,069                  Government National Mortgage Association I,
                                    4.0%, 9/15/44                                              2,901,095
         2,832,970                  Government National Mortgage Association I,
                                    4.0%, 9/15/44                                              3,028,810
         7,109,021                  Government National Mortgage Association I,
                                    4.0%, 9/15/44                                              7,600,460
         6,225,803                  Government National Mortgage Association I,
                                    4.0%, 9/15/44                                              6,665,483
            18,249                  Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                 19,541
           753,799                  Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                807,071
           327,992                  Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                350,673
         1,690,445                  Government National Mortgage Association I,
                                    4.0%, 9/15/44                                              1,807,304
         1,547,260                  Government National Mortgage Association I,
                                    4.0%, 9/15/44                                              1,654,220
         1,191,156                  Government National Mortgage Association I,
                                    4.0%, 9/15/44                                              1,273,500
           227,825                  Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                243,609
           151,580                  Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                162,156
           397,932                  Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                425,899
            71,815                  Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                 76,779
           277,921                  Government National Mortgage Association I,
                                    4.0%, 9/15/45                                                297,885

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 69

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS -- (continued)
           812,657                  Government National Mortgage Association I,
                                    4.5%, 1/15/40                                        $       897,679
           176,093                  Government National Mortgage Association I,
                                    4.5%, 10/15/33                                               193,183
         2,402,504                  Government National Mortgage Association I,
                                    4.5%, 11/15/40                                             2,620,817
            20,945                  Government National Mortgage Association I,
                                    4.5%, 12/15/34                                                22,779
         2,288,549                  Government National Mortgage Association I,
                                    4.5%, 3/15/38                                              2,496,339
           133,000                  Government National Mortgage Association I,
                                    4.5%, 4/15/35                                                145,594
            93,996                  Government National Mortgage Association I,
                                    4.5%, 4/15/35                                                102,236
         1,583,286                  Government National Mortgage Association I,
                                    4.5%, 6/15/40                                              1,727,333
         1,748,857                  Government National Mortgage Association I,
                                    4.5%, 6/15/41                                              1,901,933
         2,559,388                  Government National Mortgage Association I,
                                    4.5%, 6/15/41                                              2,793,020
           756,010                  Government National Mortgage Association I,
                                    4.5%, 7/15/41                                                824,868
         4,863,588                  Government National Mortgage Association I,
                                    4.5%, 8/15/41                                              5,303,395
           242,811                  Government National Mortgage Association I,
                                    4.5%, 9/15/33                                                267,962
           528,382                  Government National Mortgage Association I,
                                    4.5%, 9/15/40                                                578,984
            74,802                  Government National Mortgage Association I,
                                    5.0%, 10/15/18                                                78,425
            13,968                  Government National Mortgage Association I,
                                    5.0%, 10/15/18                                                14,646
           140,324                  Government National Mortgage Association I,
                                    5.0%, 6/15/21                                                147,778
           562,098                  Government National Mortgage Association I,
                                    5.0%, 9/15/33                                                630,542
           571,826                  Government National Mortgage Association I,
                                    5.125%, 10/15/38                                             630,668
           203,451                  Government National Mortgage Association I,
                                    5.5%, 1/15/34                                                233,148
           138,186                  Government National Mortgage Association I,
                                    5.5%, 1/15/35                                                157,672
            21,489                  Government National Mortgage Association I,
                                    5.5%, 10/15/19                                                22,421
           202,057                  Government National Mortgage Association I,
                                    5.5%, 10/15/19                                               211,479

The accompanying notes are an integral part of these financial statements.

70 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS -- (continued)
           281,205                  Government National Mortgage Association I,
                                    5.5%, 10/15/34                                       $       320,808
               537                  Government National Mortgage Association I,
                                    5.5%, 12/15/18                                                   538
           153,236                  Government National Mortgage Association I,
                                    5.5%, 12/15/35                                               173,443
           433,671                  Government National Mortgage Association I,
                                    5.5%, 2/15/35                                                491,092
            99,699                  Government National Mortgage Association I,
                                    5.5%, 2/15/35                                                111,587
                16                  Government National Mortgage Association I,
                                    5.5%, 2/15/37                                                     18
             3,683                  Government National Mortgage Association I,
                                    5.5%, 3/15/17                                                  3,700
           119,662                  Government National Mortgage Association I,
                                    5.5%, 3/15/37                                                135,133
           123,553                  Government National Mortgage Association I,
                                    5.5%, 3/15/37                                                138,349
           217,999                  Government National Mortgage Association I,
                                    5.5%, 3/15/37                                                243,994
           178,771                  Government National Mortgage Association I,
                                    5.5%, 4/15/34                                                204,799
           120,312                  Government National Mortgage Association I,
                                    5.5%, 6/15/35                                                136,138
           113,942                  Government National Mortgage Association I,
                                    5.5%, 7/15/33                                                130,571
           290,023                  Government National Mortgage Association I,
                                    5.5%, 7/15/34                                                331,885
            62,928                  Government National Mortgage Association I,
                                    5.5%, 8/15/19                                                 65,396
            48,440                  Government National Mortgage Association I,
                                    5.5%, 9/15/19                                                 50,066
           162,573                  Government National Mortgage Association I,
                                    5.5%, 9/15/19                                                169,125
            64,282                  Government National Mortgage Association I,
                                    5.5%, 9/15/19                                                 66,757
           280,499                  Government National Mortgage Association I,
                                    5.75%, 10/15/38                                              315,443
            72,264                  Government National Mortgage Association I,
                                    5.75%, 10/15/38                                               81,796
            13,275                  Government National Mortgage Association I,
                                    6.0%, 1/15/17                                                 13,348
            27,752                  Government National Mortgage Association I,
                                    6.0%, 1/15/33                                                 31,318
           110,048                  Government National Mortgage Association I,
                                    6.0%, 1/15/33                                                125,924

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 71

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS -- (continued)
            52,370                  Government National Mortgage Association I,
                                    6.0%, 1/15/34                                        $        60,255
            73,973                  Government National Mortgage Association I,
                                    6.0%, 10/15/33                                                83,477
           394,108                  Government National Mortgage Association I,
                                    6.0%, 10/15/37                                               444,746
             3,759                  Government National Mortgage Association I,
                                    6.0%, 11/15/16                                                 3,774
             1,115                  Government National Mortgage Association I,
                                    6.0%, 11/15/18                                                 1,117
           225,571                  Government National Mortgage Association I,
                                    6.0%, 11/15/33                                               255,659
           119,480                  Government National Mortgage Association I,
                                    6.0%, 2/15/33                                                138,346
            89,360                  Government National Mortgage Association I,
                                    6.0%, 2/15/33                                                103,206
            83,479                  Government National Mortgage Association I,
                                    6.0%, 3/15/33                                                 98,549
            11,250                  Government National Mortgage Association I,
                                    6.0%, 3/15/33                                                 12,913
            50,962                  Government National Mortgage Association I,
                                    6.0%, 3/15/33                                                 58,842
                32                  Government National Mortgage Association I,
                                    6.0%, 5/15/16                                                     32
           156,965                  Government National Mortgage Association I,
                                    6.0%, 5/15/33                                                182,243
            42,149                  Government National Mortgage Association I,
                                    6.0%, 5/15/33                                                 47,565
           434,482                  Government National Mortgage Association I,
                                    6.0%, 5/15/33                                                506,324
            31,980                  Government National Mortgage Association I,
                                    6.0%, 6/15/17                                                 32,521
            14,321                  Government National Mortgage Association I,
                                    6.0%, 6/15/17                                                 14,481
            88,369                  Government National Mortgage Association I,
                                    6.0%, 6/15/33                                                102,223
           240,343                  Government National Mortgage Association I,
                                    6.0%, 6/15/33                                                278,086
            43,531                  Government National Mortgage Association I,
                                    6.0%, 7/15/17                                                 44,309
            37,926                  Government National Mortgage Association I,
                                    6.0%, 7/15/17                                                 38,542
           181,803                  Government National Mortgage Association I,
                                    6.0%, 7/15/33                                                212,057
            76,969                  Government National Mortgage Association I,
                                    6.0%, 7/15/33                                                 88,820

The accompanying notes are an integral part of these financial statements.

72 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS -- (continued)
           527,536                  Government National Mortgage Association I,
                                    6.0%, 7/15/38                                        $       595,318
                72                  Government National Mortgage Association I,
                                    6.0%, 8/15/16                                                     72
           169,018                  Government National Mortgage Association I,
                                    6.0%, 8/15/32                                                195,042
            12,140                  Government National Mortgage Association I,
                                    6.0%, 9/15/19                                                 12,169
           105,409                  Government National Mortgage Association I,
                                    6.0%, 9/15/33                                                118,953
            53,821                  Government National Mortgage Association I,
                                    6.0%, 9/15/33                                                 61,744
            10,835                  Government National Mortgage Association I,
                                    6.5%, 1/15/29                                                 12,403
             4,407                  Government National Mortgage Association I,
                                    6.5%, 10/15/31                                                 5,044
             3,744                  Government National Mortgage Association I,
                                    6.5%, 10/15/31                                                 4,286
            14,075                  Government National Mortgage Association I,
                                    6.5%, 10/15/32                                                16,112
            57,376                  Government National Mortgage Association I,
                                    6.5%, 11/15/32                                                69,142
               338                  Government National Mortgage Association I,
                                    6.5%, 12/15/31                                                   404
             4,029                  Government National Mortgage Association I,
                                    6.5%, 2/15/32                                                  4,830
             1,995                  Government National Mortgage Association I,
                                    6.5%, 3/15/32                                                  2,327
             1,859                  Government National Mortgage Association I,
                                    6.5%, 5/15/29                                                  2,173
            21,194                  Government National Mortgage Association I,
                                    6.5%, 5/15/32                                                 24,260
             3,744                  Government National Mortgage Association I,
                                    6.5%, 6/15/32                                                  4,286
             3,181                  Government National Mortgage Association I,
                                    6.5%, 6/15/32                                                  3,644
             4,887                  Government National Mortgage Association I,
                                    6.5%, 7/15/32                                                  5,594
             8,651                  Government National Mortgage Association I,
                                    6.5%, 7/15/32                                                 10,125
            23,020                  Government National Mortgage Association I,
                                    6.5%, 7/15/35                                                 26,562
             3,091                  Government National Mortgage Association I,
                                    6.5%, 8/15/32                                                  3,538
            36,105                  Government National Mortgage Association I,
                                    6.5%, 8/15/32                                                 41,427

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 73

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS -- (continued)
             3,161                  Government National Mortgage Association I,
                                    6.5%, 8/15/32                                        $         3,619
            70,073                  Government National Mortgage Association I,
                                    6.5%, 9/15/32                                                 80,212
            40,644                  Government National Mortgage Association I,
                                    6.5%, 9/15/32                                                 46,626
               563                  Government National Mortgage Association I,
                                    7.0%, 5/15/29                                                    649
               441                  Government National Mortgage Association I,
                                    7.0%, 5/15/29                                                    500
             1,468                  Government National Mortgage Association I,
                                    7.0%, 5/15/31                                                  1,651
               942                  Government National Mortgage Association I,
                                    7.0%, 6/15/29                                                    964
             8,518                  Government National Mortgage Association I,
                                    7.0%, 8/15/29                                                  8,740
               105                  Government National Mortgage Association I,
                                    7.5%, 8/15/29                                                    106
         2,671,901                  Government National Mortgage Association II,
                                    3.5%, 3/20/45                                              2,828,229
         3,150,000                  Government National Mortgage Association II,
                                    3.5%, 3/20/46                                              3,350,900
         3,148,300                  Government National Mortgage Association II,
                                    3.5%, 4/20/45                                              3,338,317
         3,335,967                  Government National Mortgage Association II,
                                    3.5%, 4/20/45                                              3,534,996
         1,224,262                  Government National Mortgage Association II,
                                    3.5%, 4/20/45                                              1,296,761
        12,671,600                  Government National Mortgage Association II,
                                    3.5%, 8/20/45                                             13,409,009
         9,370,457                  Government National Mortgage Association II,
                                    4.0%, 10/20/44                                            10,019,768
           516,795                  Government National Mortgage Association II,
                                    4.5%, 1/20/35                                                559,179
           982,617                  Government National Mortgage Association II,
                                    4.5%, 12/20/34                                             1,064,017
           495,273                  Government National Mortgage Association II,
                                    4.5%, 3/20/35                                                535,946
         5,708,509                  Government National Mortgage Association II,
                                    4.5%, 9/20/41                                              6,213,300
            10,557                  Government National Mortgage Association II,
                                    5.5%, 10/20/37                                                11,777
           147,983                  Government National Mortgage Association II,
                                    5.5%, 3/20/34                                                170,981
           206,358                  Government National Mortgage Association II,
                                    6.0%, 10/20/33                                               241,592

The accompanying notes are an integral part of these financial statements.

74 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS -- (continued)
            61,105                  Government National Mortgage Association II,
                                    6.0%, 5/20/32                                        $        71,177
               297                  Government National Mortgage Association II,
                                    6.5%, 1/20/28                                                    347
             4,898                  Government National Mortgage Association II,
                                    7.0%, 1/20/29                                                  5,931
        16,300,000                  U.S. Treasury Bills, 4/14/16 (d)                          16,299,397
       125,927,255                  U.S. Treasury Inflation Indexed Bonds, 0.75%,
                                    2/15/45                                                  121,832,972
        57,588,089                  U.S. Treasury Inflation Indexed Bonds, 1.0%,
                                    2/15/46                                                   60,061,094
--------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. GOVERNMENT AND
                                    AGENCY OBLIGATIONS
                                    (Cost $966,781,239)                                  $   990,695,108
--------------------------------------------------------------------------------------------------------
                                    FOREIGN GOVERNMENT BONDS -- 5.2%
        10,915,000                  Africa Finance Corp., 4.375%, 4/29/20 (144A)         $    11,092,369
AUD     41,257,000                  Australia Government Bond, 3.25%, 4/21/25                 33,737,865
BRL    170,000,000                  Brazil Letras do Tesouro Nacional, 0.0%, 1/1/19           33,225,920
        17,900,000                  Brazil Minas SPE via State of Minas Gerais,
                                    5.333%, 2/15/28 (144A)                                    15,259,750
CNY     62,500,000                  China Government Bond, 3.0%, 11/21/19                      9,386,405
CNY     42,500,000                  China Government Bond, 3.38%, 11/21/24                     6,326,921
         4,865,000                  Ivory Coast Government International Bond,
                                    6.375%, 3/3/28 (144A)                                      4,597,425
         4,385,000                  Kenya Government International Bond, 5.875%,
                                    6/24/19 (144A)                                             4,304,316
         4,000,000                  Kenya Government International Bond, 6.875%,
                                    6/24/24 (144A)                                             3,770,000
ARS     73,540,000                  Letras del Banco Central de la Republica
                                    Argentina, 0.0%, 4/13/16                                   4,942,794
ARS    117,660,000                  Letras del Banco Central de la Republica
                                    Argentina, 0.0%, 4/20/16                                   7,852,012
MXN    272,040,000                  Mexican Bonos, 6.5%, 6/9/22                               16,518,329
MXN     46,890,000                  Mexican Bonos, 7.5%, 6/3/27                                3,014,750
MXN    332,561,665                  Mexican Udibonos, 2.0%, 6/9/22                            18,557,365
MXN    241,526,448                  Mexican Udibonos, 3.5%, 12/14/17                          14,513,417
         9,860,000                  Namibia International Bonds, 5.25%,
                                    10/29/25 (144A)                                            9,514,900
NZD     47,070,000                  New Zealand Government Bond, 4.5%, 4/15/27                37,309,716
NOK     63,500,000                  Norway Government Bond, 2.0%, 5/24/23                      8,271,583
NOK    189,000,000                  Norway Government Bond, 4.25%, 5/19/17                    23,846,286
NOK    118,980,000                  Norway Government Bond, 4.5%, 5/22/19                     16,216,954

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 75

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    FOREIGN GOVERNMENT BONDS -- (continued)
         3,459,400                  Province of Salta Argentina, 9.5%,
                                    3/16/22 (144A)                                       $     3,493,994
         2,815,000                  Provincia de Buenos Aires Argentina, 9.125%,
                                    3/16/24 (144A)                                             2,893,820
         1,472,000                  Provincia de Neuquen Argentina, 7.875%,
                                    4/26/21 (144A)                                             1,442,560
AUD     20,665,000                  Queensland Treasury Corp., 5.5%, 6/21/21                  18,204,646
RON     41,660,000                  Romania Government Bond, 5.85%, 4/26/23                   12,511,557
RON     17,400,000                  Romania Government Bond, 5.95%, 6/11/21                    5,137,239
RUB         25,000                  Russian Federal Bond -- OFZ, 7.6%, 7/20/22                       348
         9,470,000                  Sri Lanka Government International Bond,
                                    6.85%, 11/3/25 (144A)                                      9,027,079
         5,135,000                  Zambia Government International Bond,
                                    5.375%, 9/20/22 (144A)                                     3,902,600
--------------------------------------------------------------------------------------------------------
                                    TOTAL FOREIGN GOVERNMENT BONDS
                                    (Cost $370,000,056)                                  $   338,872,920
--------------------------------------------------------------------------------------------------------
                                    MUNICIPAL BONDS -- 2.4% (f)
                                    Municipal Airport -- 0.1%
         3,450,000                  Indianapolis Airport Authority, 5.1%, 1/15/17        $     3,562,918
--------------------------------------------------------------------------------------------------------
                                    Municipal Development -- 0.7%
         7,050,000           5.90   Brazos Harbor Industrial Development Corp.,
                                    Floating Rate Note, 5/1/38                           $     7,557,248
         7,370,000                  Louisiana Local Government Environmental
                                    Facilities & Community Development Authority,
                                    6.75%, 11/1/32                                             7,937,858
        19,893,000                  New Jersey Economic Development Authority,
                                    0.0%, 2/15/18                                             19,053,714
         8,470,000                  Parish of St. John the Baptist Louisiana,
                                    5.125%, 6/1/37                                             8,548,771
         3,700,000                  Selma Industrial Development Board,
                                    6.25%, 11/1/33                                             4,245,232
                                                                                         ---------------
                                                                                         $    47,342,823
--------------------------------------------------------------------------------------------------------
                                    Municipal Education -- 0.0%+
         2,300,000                  Amherst College, 3.794%, 11/1/42                     $     2,321,643
--------------------------------------------------------------------------------------------------------
                                    Municipal General -- 0.8%
        17,600,000                  JobsOhio Beverage System, 3.985%, 1/1/29             $    19,331,488
         4,480,000                  JobsOhio Beverage System, 4.532%, 1/1/35                   5,002,771
        10,540,000                  New Jersey Transportation Trust Fund Authority,
                                    Transportation System-Series A, 5.5%, 6/15/41             11,492,711
         4,585,000                  Texas Municipal Gas Acquisition & Supply
                                    Corp. III, 5.0%, 12/15/30                                  5,170,688
         9,165,000                  Texas Municipal Gas Acquisition & Supply
                                    Corp. III, 5.0%, 12/15/31                                 10,276,440
                                                                                         ---------------
                                                                                         $    51,274,098
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

76 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Higher Municipal Education -- 0.3%
         4,550,000                  Baylor University, 4.313%, 3/1/42                    $     4,737,096
         4,550,000                  Massachusetts Health & Educational
                                    Facilities Authority, Massachusetts Institute
                                    of Technology -Series K, 5.5%, 7/1/32                      6,442,300
         4,025,000                  Massachusetts Institute of Technology, 5.6%,
                                    7/1/11                                                     5,133,831
         2,800,000                  University of Southern California, 5.25%,
                                    10/1/11                                                    3,338,037
                                                                                         ---------------
                                                                                         $    19,651,264
--------------------------------------------------------------------------------------------------------
                                    Municipal Medical -- 0.1%
         2,075,000                  Massachusetts Development Finance Agency,
                                    Broad Institute -Series A, 5.375%, 4/1/41            $     2,409,345
         4,250,000                  New Hampshire Health and Education Facilities
                                    Authority Act, 6.5%, 1/1/41                                4,946,660
                                                                                         ---------------
                                                                                         $     7,356,005
--------------------------------------------------------------------------------------------------------
                                    Municipal Pollution -- 0.4%
         4,450,000           5.20   Gulf Coast Waste Disposal Authority, Floating
                                    Rate Note, 5/1/28                                    $     4,505,091
        15,970,000                  Port Freeport Texas, 5.95%, 5/15/33                       17,452,335
         1,400,000           4.90   The Industrial Development Authority of the
                                    County of Yavapai, Floating Rate Note, 3/1/28              1,417,318
                                                                                         ---------------
                                                                                         $    23,374,744
--------------------------------------------------------------------------------------------------------
                                    Municipal Transportation -- 0.0%+
         2,620,000                  Port Authority of New York & New Jersey,
                                    4.458%, 10/1/62                                      $     2,736,878
--------------------------------------------------------------------------------------------------------
                                    TOTAL MUNICIPAL BONDS
                                    (Cost $142,371,078)                                  $   157,620,373
--------------------------------------------------------------------------------------------------------
                                    SENIOR FLOATING RATE LOAN
                                    INTERESTS -- 10.7%**
                                    ENERGY -- 0.1%
                                    Oil & Gas Drilling -- 0.0%+
         4,020,214           6.00   Drillships Financing Holding, Inc., Tranche B-1
                                    Term Loan, 3/31/21                                   $     1,464,029
--------------------------------------------------------------------------------------------------------
                                    Integrated Oil & Gas -- 0.0%+
           401,205           4.50   Glenn Pool Oil & Gas Trust, Term Loan, 5/2/16        $       400,202
--------------------------------------------------------------------------------------------------------
                                    Oil & Gas Exploration & Production -- 0.0%+
           238,996           9.01   Ascent Resources Utica LLC, Second Lien Term
                                    Loan, 7/1/19                                         $        54,372
           973,901           3.50   EP Energy LLC, Tranche B-3 Loan, 5/24/18                     652,513
                                                                                         ---------------
                                                                                         $       706,885
--------------------------------------------------------------------------------------------------------
                                    Oil & Gas Refining & Marketing -- 0.0%+
         1,898,378           3.75   Pilot Travel Centers LLC, Refinancing Tranche B
                                    Term Loan, 10/3/21                                   $     1,910,243
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 77

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Oil & Gas Storage & Transportation -- 0.1%
         2,650,000           3.59   Energy Transfer Equity LP, Loan (2013), 12/2/19      $     2,373,406
         1,877,414           4.75   Penn Products Terminals LLC, Tranche B Term
                                    Loan, 4/1/22                                               1,727,221
                                                                                         ---------------
                                                                                         $     4,100,627
--------------------------------------------------------------------------------------------------------
                                    Coal & Consumable Fuels -- 0.0%+
         1,135,833          18.15   Bumi Resources Tbk PT, Term Loan, 8/15/13            $       227,167
         1,392,235           8.15   Long Haul Holdings, Ltd., Facility B Loan,
                                    11/17/13                                                     278,447
                                                                                         ---------------
                                                                                         $       505,614
                                                                                         ---------------
                                    Total Energy                                         $     9,087,600
--------------------------------------------------------------------------------------------------------
                                    MATERIALS -- 1.2%
                                    Commodity Chemicals -- 0.1%
         1,695,707           4.75   Eco Services Operations, Initial Term Loan,
                                    10/8/21                                              $     1,653,314
         2,400,000           5.00   Nexeo Solutions LLC, Term Loan B3, 9/9/17                  2,397,000
         1,707,773           4.50   Tronox Pigments Holland BV, New Term Loan,
                                    3/19/20                                                    1,593,211
                                                                                         ---------------
                                                                                         $     5,643,525
--------------------------------------------------------------------------------------------------------
                                    Diversified Chemicals -- 0.0%+
         2,000,000           5.00   Nexeo Solutions LLC, Initial Term Loan, 2/26/17      $     1,996,666
--------------------------------------------------------------------------------------------------------
                                    Fertilizers & Agricultural Chemicals -- 0.1%
         4,242,938           4.25   Methanol Holdings Trinidad, Ltd., Initial Term
                                    Loan, 6/2/22                                         $     3,566,613
--------------------------------------------------------------------------------------------------------
                                    Specialty Chemicals -- 0.4%
         5,168,719           3.75   Axalta Coating Systems US Holdings, Inc.,
                                    Refinanced Term B Loan, 2/1/20                       $     5,142,472
         4,193,216           5.00   CSM Bakery Solutions LLC, Term Loan (First
                                    Lien), 7/3/20                                              4,091,006
         5,016,438           5.50   MacDermid, Inc., Tranche B Term Loan (First
                                    Lien), 6/7/20                                              4,858,631
         1,308,438           5.50   MacDermid, Inc., Tranche B-2 Term Loan, 6/7/20             1,267,037
         7,643,625           4.00   PQ Corp., 2014 Term Loan, 8/7/17                           7,587,666
           453,598           2.75   WR Grace & Co-Conn, U.S. Term Loan, 1/23/21                  450,309
                                                                                         ---------------
                                                                                         $    23,397,121
--------------------------------------------------------------------------------------------------------
                                    Construction Materials -- 0.1%
         4,974,739           4.25   CeramTec Service GmbH, Initial Dollar Term B-1
                                    Loan, 8/30/20                                        $     4,968,521
--------------------------------------------------------------------------------------------------------
                                    Metal & Glass Containers -- 0.1%
         5,131,489           5.50   BWay Intermediate, Initial Term Loan, 8/14/20        $     4,990,373
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

78 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Paper Packaging -- 0.2%
         5,692,066           8.00   Caraustar Industries, Inc., Incremental Term
                                    Loan, 6.75%, 5/1/19                                  $     5,563,994
           301,061           8.00   Caraustar Industries, Inc., Term Loan, 5/1/19                294,287
         6,698,702           4.50   Coveris Holdings SA, USD Term Loan, 4/14/19                6,564,728
                                                                                         ---------------
                                                                                         $    12,423,009
--------------------------------------------------------------------------------------------------------
                                    Aluminum -- 0.0%+
         3,548,188           4.00   Novelis, Inc., Initial Term Loan, 5/28/22            $     3,469,833
--------------------------------------------------------------------------------------------------------
                                    Diversified Metals & Mining -- 0.1%
         4,028,165           4.25   Fortescue Metals Group Ltd., Bank
                                    Loan, 6/30/19                                        $     3,413,870
         1,872,743           4.00   US Silica Co., Term Loan, 7/23/20                          1,624,605
                                                                                         ---------------
                                                                                         $     5,038,475
--------------------------------------------------------------------------------------------------------
                                    Steel -- 0.0%+
         1,670,250           4.50   Atkore International, Inc., Term Loan (First
                                    Lien), 3/27/21                                       $     1,629,190
--------------------------------------------------------------------------------------------------------
                                    Paper Products -- 0.1%
         7,171,316           5.75   Appvion, Inc., Term Commitment, 6/28/19              $     6,705,180
         2,152,779           4.25   Rack Holdings, Inc., Tranche B-1 USD Term
                                    Loan, 10/1/21                                              2,058,595
                                                                                         ---------------
                                                                                         $     8,763,775
                                                                                         ---------------
                                    Total Materials                                      $    75,887,101
--------------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 1.6%
                                    Aerospace & Defense -- 0.5%
         5,041,799           4.00   Accudyne Industries Borrower SCA, Refinancing
                                    Term Loan, 12/13/19                                  $     4,414,725
         2,279,915           5.50   Alion Science & Technology Corp., Term Loan
                                    (First Lien), 8/13/21                                      2,237,166
         8,470,118           4.75   DigitalGlobe, Inc., Term Loan, 1/25/20                     8,452,475
         3,943,781           6.27   DynCorp International, Inc., Term Loan, 7/7/16             3,825,468
         3,641,435           7.00   TASC, Inc. Virginia, New Term Loan (First
                                    Lien), 5/23/20                                             3,626,232
         2,569,526           7.00   TASC, Inc., First Lien Term Loan, 2/28/17                  2,558,798
         7,240,500           5.75   The SI Organization, Inc., Term Loan (First
                                    Lien), 11/19/19                                            7,210,329
                                                                                         ---------------
                                                                                         $    32,325,193
--------------------------------------------------------------------------------------------------------
                                    Building Products -- 0.3%
         1,000,000           6.00   Builders FirstSource, Inc., Initial Term
                                    Loan, 7/24/22                                        $       994,063
         3,367,359           3.50   Nortek, Inc., Incremental-1 Loan, 10/30/20                 3,272,652
         3,750,000           6.25   Quanex Building Products Corp., Initial Term
                                    Loan, 10/7/22                                              3,750,000

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 79

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Building Products -- (continued)
         3,000,000           4.00   Quikrete Holdings, Inc., Initial Loan (First
                                    Lien), 9/26/20                                       $     2,987,814
           967,688           4.00   Summit Materials LLC, Restatement Effective
                                    Date Term Loan, 6/26/22                                      961,639
         3,977,983           4.25   Unifrax Corp., New Term B Loan, 12/31/19                   3,600,075
EURO     3,846,652           4.50   Unifrax I LLC, New Term Euro Loan, 11/28/18                3,990,666
                                                                                         ---------------
                                                                                         $    19,556,909
--------------------------------------------------------------------------------------------------------
                                    Electrical Components & Equipment -- 0.1%
         3,216,896           5.25   Pelican Products, Inc., Term Loan (First
                                    Lien), 4/8/20                                        $     2,891,186
         2,621,486           6.00   WireCo WorldGroup, Inc., Term Loan, 2/15/17                2,585,441
                                                                                         ---------------
                                                                                         $     5,476,627
--------------------------------------------------------------------------------------------------------
                                    Industrial Conglomerates -- 0.1%
           528,807           4.25   CeramTec Acquisition Corp., Initial Dollar
                                    Term B-2 Loan, 8/30/20                               $       528,146
         1,515,962           4.25   CeramTec GmbH, Dollar Term B-3 Loan, 8/30/20               1,514,067
         1,874,131           4.50   Doosan Infracore, Tranche B Term, 5/28/21                  1,862,417
         2,250,000           4.25   Gates Global LLC, Tranche B Term Loan (First
                                    Lien), 6/12/21                                             2,127,656
           290,250           5.00   Kloeckner Pentaplast of America, Inc., Initial
                                    U.S. Borrower Dollar Term Loan, 4/22/20                      290,613
           124,038           5.00   KP Germany Erste GmbH, Initial German
                                    Borrower Dollar Term Loan, 4/22/20                           124,193
         3,500,000           4.50   Milacron LLC, Term Loan, 9/28/20                           3,482,500
                                                                                         ---------------
                                                                                         $     9,929,592
--------------------------------------------------------------------------------------------------------
                                    Construction & Farm Machinery & Heavy
                                    Trucks -- 0.1%
         2,649,000           6.50   Navistar, Inc., Tranche B Term Loan, 8/17/17         $     2,426,042
         1,622,628           3.50   Terex Corp., U.S. Term Loan, 8/13/21                       1,586,119
         1,626,747           4.50   Terex Corporation, Term Loan (First
                                    Lien), 12/15/22                                            1,598,278
                                                                                         ---------------
                                                                                         $     5,610,439
--------------------------------------------------------------------------------------------------------
                                    Industrial Machinery -- 0.3%
        14,754,017           0.00   NN, Inc., Initial Term Loan, 10/2/22                 $    14,532,707
         3,482,753           5.25   Tank Holding Corp., Initial Term Loan, 7/9/19              3,349,259
         4,523,156           6.25   Xerium Technologies, Inc., Initial Term
                                    Loan, 5/17/19                                              4,421,385
                                                                                         ---------------
                                                                                         $    22,303,351
--------------------------------------------------------------------------------------------------------
                                    Trading Companies & Distributors -- 0.2%
         6,358,050           4.25   Univar USA, Inc., Initial Dollar Term Loan,
                                    6/25/22                                              $     6,277,252

The accompanying notes are an integral part of these financial statements.

80 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Trading Companies & Distributors -- (continued)
         4,599,670           3.75   WESCO Distribution, Inc., Tranche B-1 Loan,
                                    12/12/19                                             $     4,614,044
                                                                                         ---------------
                                                                                         $    10,891,296
                                                                                         ---------------
                                    Total Capital Goods                                  $   106,093,407
--------------------------------------------------------------------------------------------------------
                                    COMMERCIAL SERVICES & SUPPLIES -- 0.4%
                                    Environmental & Facilities Services -- 0.1%
         2,648,250           4.25   Waste Industries USA, Inc., Initial Term
                                    Loan, 2/20/20                                        $     2,663,146
         3,619,200           4.00   WCA Waste Corp., Term Loan, 3/23/18                        3,616,938
                                                                                         ---------------
                                                                                         $     6,280,084
--------------------------------------------------------------------------------------------------------
                                    Diversified Support Services -- 0.1%
         3,583,419           6.50   Language Line LLC, Initial Term Loan (First
                                    Lien), 7/2/21                                        $     3,520,709
--------------------------------------------------------------------------------------------------------
                                    Security & Alarm Services -- 0.2%
         1,291,772           4.25   Allied Security Holdings LLC, Closing Date
                                    Term Loan (First Lien), 2/12/21                      $     1,270,242
         4,057,529           4.00   Garda World Security Corp., Term B Loan,
                                    11/1/20                                                    3,907,908
         1,037,972           4.00   Garda World Security Corp., Term B Loan,
                                    11/8/20                                                      999,697
         6,197,987           4.25   Monitronics International, Inc., Term B Loan,
                                    3/23/18                                                    5,875,177
                                                                                         ---------------
                                                                                         $    12,053,024
--------------------------------------------------------------------------------------------------------
                                    Human Resource & Employment
                                    Services -- 0.0%+
         2,190,533           3.75   On Assignment, Inc., Initial Term B Loan, 6/5/22     $     2,197,834
                                                                                         ---------------
                                    Total Commercial Services & Supplies                 $    24,051,651
--------------------------------------------------------------------------------------------------------
                                    TRANSPORTATION -- 0.2%
                                    Airlines -- 0.1%
         1,103,534           3.50   American Airlines, Inc., Tranche B-1 Term
                                    Loan (Consenting), 5/23/19                           $     1,103,534
           354,375           3.00   American Airlines, Inc., Tranche B-2 Term
                                    Loan (Consenting), 11/23/16                                  354,578
         5,209,597           3.25   Delta Air Lines, Inc., 2014 Term B-1 Loan,
                                    10/18/18                                                   5,217,192
           970,000           3.25   United Airlines, Inc., Class B Term Loan,
                                    4/1/19                                                       967,979
                                                                                         ---------------
                                                                                         $     7,643,283
--------------------------------------------------------------------------------------------------------
                                    Marine -- 0.1%
         3,526,641           5.25   Navios Maritime Partners LP, Term Loan,
                                    6/27/18                                              $     3,121,077
                                                                                         ---------------
                                    Total Transportation                                 $    10,764,360
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 81

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    AUTOMOBILES & COMPONENTS -- 0.5%
                                    Auto Parts & Equipment -- 0.2%
         2,487,374           4.75   Federal-Mogul Corporation, Tranche C Term,
                                    4/15/21                                              $     2,261,438
         1,985,814           4.75   Key Safety Systems, Inc., Initial Term Loan,
                                    7/28/21                                                    1,977,126
         2,429,292           3.75   MPG Holdco I, Inc., Tranche B-1 Term Loan
                                    (2015), 10/20/21                                           2,401,963
         5,895,286           4.50   TI Group Automotive Systems LLC, Initial US
                                    Term Loan, 6/25/22                                         5,858,441
           894,043           4.00   Tower Automotive Holdings USA LLC, Initial
                                    Term Loan (2014), 4/23/20                                    889,573
                                                                                         ---------------
                                                                                         $    13,388,541
--------------------------------------------------------------------------------------------------------
                                    Tires & Rubber -- 0.1%
         4,962,500           3.75   The Goodyear Tire & Rubber Co., Term Loan
                                    (Second Lien), 3/27/19                               $     4,973,358
--------------------------------------------------------------------------------------------------------
                                    Automobile Manufacturers -- 0.2%
        10,566,338           3.50   Chrysler Group LLC, Term Loan B, 5/24/17             $    10,576,683
         1,773,000           6.00   Crown Group llc, Term Loan (First Lien), 9/30/20           1,702,080
                                                                                         ---------------
                                                                                         $    12,278,763
                                                                                         ---------------
                                    Total Automobiles & Components                       $    30,640,662
--------------------------------------------------------------------------------------------------------
                                    CONSUMER DURABLES & APPAREL -- 0.1%
                                    Home Furnishings -- 0.0%+
           337,127           3.50   Tempur Sealy International, Inc., New Term B
                                    Loan, 3/18/20                                        $       337,127
--------------------------------------------------------------------------------------------------------
                                    Housewares & Specialties -- 0.0%+
         3,679,008           4.50   Reynolds Group Holdings, Inc., Incremental
                                    U.S. Term Loan, 12/31/18                             $     3,682,142
--------------------------------------------------------------------------------------------------------
                                    Leisure Products -- 0.1%
         4,000,000           3.75   Bombardier Recreational Products, Inc.,
                                    Term B-2 Loan, 1/30/19                               $     3,957,144
                                                                                         ---------------
                                    Total Consumer Durables & Apparel                    $     7,976,413
--------------------------------------------------------------------------------------------------------
                                    CONSUMER SERVICES -- 0.7%
                                    Casinos & Gaming -- 0.2%
        10,319,375           6.00   Scientific Games, Initial Term B-2, 10/1/21          $    10,033,982
--------------------------------------------------------------------------------------------------------
                                    Hotels, Resorts & Cruise Lines -- 0.1%
         3,821,274           4.00   Sabre GLBL, Inc., Incremental Term Loan,
                                    2/19/19                                              $     3,830,828
         2,961,735           4.00   Sabre GLBL, Inc., Term B Loan, 2/19/19                     2,967,288
                                                                                         ---------------
                                                                                         $     6,798,116
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

82 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Leisure Facilities -- 0.1%
         8,691,734           5.50   L.A. Fitness International, LLC, Tranche B
                                    Term Loan (First Lien), 4/25/20                      $     8,409,253
         1,424,238           3.50   Six Flags Theme Parks, Inc., Tranche B Term
                                    Loan, 6/30/22                                              1,426,612
                                                                                         ---------------
                                                                                         $     9,835,865
--------------------------------------------------------------------------------------------------------
                                    Restaurants -- 0.1%
         7,395,295           4.00   Landry's, Inc., B Term Loan, 4/24/18                 $     7,378,656
--------------------------------------------------------------------------------------------------------
                                    Education Services -- 0.1%
         1,662,438           4.00   Houghton Mifflin Harcourt Publishers, Inc.,
                                    Term Loan, 5/11/21                                   $     1,625,033
         2,992,194           5.00   Laureate Education, Inc., New Series 2018
                                    Extended Term Loan, 6/16/18                                2,595,729
                                                                                         ---------------
                                                                                         $     4,220,762
--------------------------------------------------------------------------------------------------------
                                    Specialized Consumer Services -- 0.1%
           640,216           5.25   GENEX Holdings, Inc., Term B Loan (First
                                    Lien), 5/22/21                                       $       632,214
         1,880,000           6.00   KC Mergersub, Inc., Initial Term Loan (First
                                    Lien), 8/13/22                                             1,863,550
         1,432,808           5.00   Prime Security Services Borrower LLC, Term B
                                    Loan (First Lien), 6/19/21                                 1,422,062
            51,769           4.25   WASH Multifamily Laundry Systems LLC, Initial
                                    Canadian Term Loan (First Lien), 5/15/22                      50,604
           295,606           4.25   WASH Multifamily Laundry Systems LLC, Initial
                                    US Term Loan (First Lien), 5/5/22                            288,955
         1,126,433           4.00   Weight Watchers International, Inc., Initial
                                    Tranche B-2 Term Loan, 4/2/20                                836,376
                                                                                         ---------------
                                                                                         $     5,093,761
                                                                                         ---------------
                                    Total Consumer Services                              $    43,361,142
--------------------------------------------------------------------------------------------------------
                                    MEDIA -- 0.7%
                                    Advertising -- 0.1%
         7,370,265           6.75   Affinion Group, Inc., Tranche B Term Loan,
                                    4/30/18                                              $     6,588,324
--------------------------------------------------------------------------------------------------------
                                    Broadcasting -- 0.2%
         1,215,707           4.00   Entercom Radio llc, Term B-2 Loan, 11/23/18          $     1,213,175
         1,951,807           4.25   Hubbard Radio LLC, Term Loan, 5/12/22                      1,868,855
         2,181,236           4.00   Univision Communications, Inc., 2013
                                    Incremental Term Loan (C-3), 3/1/20                        2,162,150
         6,858,918           4.00   Univision Communications, Inc., Replacement
                                    First-Lien Term Loan (C-4), 3/1/20                         6,800,131
                                                                                         ---------------
                                                                                         $    12,044,311
--------------------------------------------------------------------------------------------------------
                                    Cable & Satellite -- 0.3%
         2,449,165           3.75   Intelsat Jackson Holdings SA, Tranche B-2 Term
                                    Loan, 6/30/19                                        $     2,290,736

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 83

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Cable & Satellite -- (continued)
         3,734,400           3.25   MCC Iowa LLC, Tranche H Term Loan, 1/29/21           $     3,714,563
         2,472,393           6.75   MediArena Acquisition BV, Dollar Term B Loan
                                    (First Lien), 8/6/21                                       2,163,344
         6,564,308           3.50   Telesat Canada, U.S. Term B Loan, 3/28/19                  6,545,107
         2,743,404           3.60   Ziggo BV, (USD) Tranche B-3 Term Loan, 1/15/22             2,714,256
         2,588,511           3.50   Ziggo BV, Tranche B-1 Term Loan (First
                                    Lien), 1/15/22                                             2,561,008
         1,668,085           3.51   Ziggo BV, Tranche B-2 Term Loan (First
                                    Lien), 1/15/22                                             1,650,362
                                                                                         ---------------
                                                                                         $    21,639,376
--------------------------------------------------------------------------------------------------------
                                    Movies & Entertainment -- 0.1%
         1,496,241           5.00   CDS US Intermediate Holdings, Inc., Initial
                                    Term Loan (First Lien), 6/25/22                      $     1,431,404
           865,471           3.75   Cinedigm Digital Funding 1 LLC, Term Loan,
                                    2/28/18                                                      858,980
         4,828,688           3.75   WMG Acquisition Corp., Tranche B Refinancing
                                    Term Loan, 7/1/20                                          4,767,122
                                                                                         ---------------
                                                                                         $     7,057,506
                                                                                         ---------------
                                    Total Media                                          $    47,329,517
--------------------------------------------------------------------------------------------------------
                                    RETAILING -- 0.3%
                                    Computer & Electronics Retail -- 0.0%+
           526,699           3.68   Rent-A-Center, Inc., Term Loan (2014), 2/6/21        $       505,302
           111,549          15.00   Targus Group International, Inc., Tranche A-2
                                    Term Loan, 15.0% (15.0% PIK 0% cash),
                                    12/31/19(c)                                                  111,549
           334,646          14.00   Targus Group International, Inc., Tranche A-2/B
                                    Term Loan, 14.0% (15.0% PIK 0% cash),
                                    12/31/19(c)                                                  334,646
                                                                                         ---------------
                                                                                         $       951,497
--------------------------------------------------------------------------------------------------------
                                    Home Improvement Retail -- 0.1%
         4,078,659           4.50   Apex Tool Group LLC, Term Loan, 2/1/20               $     3,932,508
--------------------------------------------------------------------------------------------------------
                                    Specialty Stores -- 0.1%
         1,000,000           5.75   Pet Acquisition Merger LLC, Term Loan (First
                                    Lien), 1/15/23                                       $       999,063
         5,465,529           4.25   PetSmart, Inc., Tranche B-1 Loan, 3/10/22                  5,449,815
                                                                                         ---------------
                                                                                         $     6,448,878
--------------------------------------------------------------------------------------------------------
                                    Automotive Retail -- 0.1%
         7,129,705           5.75   CWGS Group LLC, Term Loan, 2/20/20                   $     7,071,777
         1,209,375           3.75   The Hertz Corp., Tranche B1 Term Loan, 3/11/18             1,210,131
                                                                                         ---------------
                                                                                         $     8,281,908
                                                                                         ---------------
                                    Total Retailing                                      $    19,614,791
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

84 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    FOOD & STAPLES RETAILING -- 0.1%
                                    Food Distributors -- 0.1%
         2,359,108           5.75   AdvancePierre Foods, Inc., Term Loan (First
                                    Lien), 7/10/17                                       $     2,363,531
         2,000,000          11.73   AdvancePierre Foods, Inc., Term Loan (Second
                                    Lien), 10/10/17                                            1,993,750
           486,680           4.25   Del Monte Foods Consumer Products, Inc.,
                                    Term Loan (First Lien), 11/26/20                             458,088
                                                                                         ---------------
                                                                                         $     4,815,369
--------------------------------------------------------------------------------------------------------
                                    Food Retail -- 0.0%+
         1,975,050           5.50   Albertsons LLC, Term B-2 Loan, 3/21/19               $     1,978,048
         1,485,000           5.50   Albertsons LLC, Term B-4 Loan, 8/11/21                     1,488,249
           498,750           5.50   Albertsons LLC, Term B-5 Loan, 12/21/22                      499,373
                                                                                         ---------------
                                                                                         $     3,965,670
                                                                                         ---------------
                                    Total Food & Staples Retailing                       $     8,781,039
--------------------------------------------------------------------------------------------------------
                                    FOOD, BEVERAGE & TOBACCO -- 0.2%
                                    Beverages -- 0.0%+
         1,286,346           4.00   JBS USA LLC, 2015 Incremental Term Loan,
                                    9/18/22                                              $     1,282,059
--------------------------------------------------------------------------------------------------------
                                    Packaged Foods & Meats -- 0.2%
         6,647,591           4.50   Dole Food Co, Inc., Tranche B Term Loan,
                                    10/25/18                                             $     6,632,009
         1,893,333           5.25   Keurig Green Mountain, Inc., Term B USD
                                    Loan, 2/10/23                                              1,902,406
           797,975           4.94   Shearer's Foods, LLC, Term Loan (First
                                    Lien), 6/19/21                                               789,995
                                                                                         ---------------
                                                                                         $     9,324,410
                                                                                         ---------------
                                    Total Food, Beverage & Tobacco                       $    10,606,469
--------------------------------------------------------------------------------------------------------
                                    HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                    Household Products -- 0.0%+
           109,449           3.50   Spectrum Brands, Inc., USD Term Loan, 6/16/22        $       109,962
         1,518,571           4.02   SRAM LLC, Term Loan (First Lien), 4/10/20                  1,244,279
                                                                                         ---------------
                                                                                         $     1,354,241
--------------------------------------------------------------------------------------------------------
                                    Personal Products -- 0.1%
         1,791,045           4.00   Revlon Consumer Products Corp., Acquisition
                                    Term Loan, 8/19/19                                   $     1,791,606
         2,642,852           3.25   Revlon Consumer Products Corp., Replacement
                                    Term Loan, 11/19/17                                        2,642,852
                                                                                         ---------------
                                                                                         $     4,434,458
                                                                                         ---------------
                                    Total Household & Personal Products                  $     5,788,699
--------------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 1.2%
                                    Health Care Equipment -- 0.1%
         8,469,619           4.50   Kinetic Concepts, Inc., Term DTL-E1 loan, 5/4/18     $     8,433,886
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 85

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Health Care Supplies -- 0.1%
         2,743,050           5.00   Immucor, Inc., Term B-2 Loan, 8/19/18                $     2,660,759
         1,636,775           4.25   Sterigenics-Nordion Holdings LLC, Initial Term
                                    Loan, 4/27/22                                              1,616,315
                                                                                         ---------------
                                                                                         $     4,277,074
--------------------------------------------------------------------------------------------------------
                                    Health Care Services -- 0.4%
         5,075,903           4.25   Alliance HealthCare Services, Inc., Initial Term
                                    Loan, 6/3/19                                         $     4,712,128
         1,113,228           6.50   Ardent Legacy Acquisitions, Inc., Term Loan,
                                    7/31/21                                                    1,116,012
         4,255,132           6.50   BioScrip, Inc., Initial Term B Loan, 7/31/20               3,840,256
         2,553,079           6.50   BioScrip, Inc., Term Loan, 7/31/20                         2,304,154
         1,933,974           4.25   Envision Healthcare Corp., Initial Term Loan,
                                    5/25/18                                                    1,936,875
         2,992,481           6.00   HC Group Holdings III, Inc., Initial Term Loan
                                    (First Lien), 3/25/22                                      2,996,222
           383,644           7.75   inVentiv Health, Inc., Term B-3 Loan, 5/15/18                382,685
         1,285,186           4.25   National Mentor Holdings, Inc., Tranche B Term
                                    Loan, 1/31/21                                              1,274,343
         7,837,789           4.50   Truven Health Analytics, Inc., New Tranche B Term
                                    Loan, 6/6/19                                               7,832,891
                                                                                         ---------------
                                                                                         $    26,395,566
--------------------------------------------------------------------------------------------------------
                                    Health Care Facilities -- 0.5%
         3,921,427           4.00   CHS, Incremental 2021 Term H Loan, 1/27/21           $     3,863,343
         6,149,766           4.50   IASIS Healthcare LLC, Term B-2 Loan, 5/3/18                6,126,705
         8,530,490           4.25   Kindred Healthcare, Inc., Tranche B Loan (First
                                    Lien), 4/10/21                                             8,306,565
         2,571,489           6.00   RegionalCare Hospital Partners, Inc., Term B-2
                                    Loan (2015), 4/23/19                                       2,573,096
         1,965,988           6.00   Select Medical Corp., Series E Tranche B Term
                                    Loan, 6/1/18                                               1,965,988
         2,193,750           6.75   Steward Health Care System LLC, Term Loan,
                                    4/10/20                                                    2,116,969
         3,700,000           6.25   Vizient, Inc., Initial Term Loan, 2/9/23                   3,729,293
                                                                                         ---------------
                                                                                         $    28,681,959
--------------------------------------------------------------------------------------------------------
                                    Managed Health Care -- 0.0%+
         1,826,509           9.75   MMM Holdings, Inc., Term Loan, 10/9/17               $     1,115,171
         1,327,863           9.75   MSO of Puerto Rico, Inc., MSO Term Loan,
                                    12/12/17                                                     829,914
                                                                                         ---------------
                                                                                         $     1,945,085
--------------------------------------------------------------------------------------------------------
                                    Health Care Technology -- 0.1%
         4,099,162           4.25   ConvaTec, Inc., Dollar Term Loan, 12/22/16           $     4,088,914
         2,956,245           3.75   Emdeon, Inc., Term B-2 Loan, 11/2/18                       2,947,007
                                                                                         ---------------
                                                                                         $     7,035,921
                                                                                         ---------------
                                    Total Health Care Equipment & Services               $    76,769,491
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

86 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    PHARMACEUTICALS, BIOTECHNOLOGY &
                                    LIFE SCIENCES -- 0.5%
                                    Pharmaceuticals -- 0.4%
         5,537,500           5.25   Concordia Healthcare Corp., Initial Dollar
                                    Term Loan, 10/20/21                                  $     5,412,906
         2,416,950           4.25   DPx Holdings BV, 2015 Incremental Dollar
                                    Term Loan, 1/23/21                                         2,334,875
         2,487,523           3.75   Endo Luxembourg Finance I Co Sarl, 2015
                                    Incremental Term B Loan, 6/24/22                           2,453,319
         3,875,714           3.50   Prestige Brands, Inc., Term B-3 Loan, 9/3/21               3,884,194
         7,739,979           3.25   RPI Finance Trust, Term B-3 Term Loan, 11/9/18             7,740,784
         6,238,200           3.75   Valeant Pharmaceuticals International, Inc.,
                                    Series E-1 Tranche B Term Loan, 8/5/20                     5,878,387
                                                                                         ---------------
                                                                                         $    27,704,465
--------------------------------------------------------------------------------------------------------
                                    Life Sciences Tools & Services -- 0.1%
         3,541,125           5.75   Albany Molecular Research, Inc., Term Loan,
                                    7/14/21                                              $     3,532,272
                                                                                         ---------------
                                    Total Pharmaceuticals, Biotechnology &
                                    Life Sciences                                        $    31,236,737
--------------------------------------------------------------------------------------------------------
                                    BANKS -- 0.0%+
                                    Thrifts & Mortgage Finance -- 0.0%+
         1,324,557           5.50   Ocwen Financial Corp., Initial Term
                                    Loan, 1/15/18                                        $     1,303,033
                                                                                         ---------------
                                    Total Banks                                          $     1,303,033
--------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.4%
                                    Other Diversified Financial Services -- 0.2%
         2,816,378           3.50   AWAS Finance Luxembourg 2012 SA, Term
                                    Loan, 7/16/18                                        $     2,818,138
         1,264,250           5.00   Livingston International, Inc., Initial Term B-1
                                    Loan (First Lien), 4/18/19                                 1,159,949
         5,353,883           5.00   Nord Anglia Education, Initial Term Loan, 3/31/21          5,260,190
         2,500,000           7.00   Quikrete Holdings, Inc., Initial Loan (Second
                                    Lien), 3/26/21                                             2,501,562
                                                                                         ---------------
                                                                                         $    11,739,839
--------------------------------------------------------------------------------------------------------
                                    Specialized Finance -- 0.2%
         6,953,104           4.25   Mirror BidCo Corp., New Incremental Term
                                    Loan, 12/18/19                                       $     6,903,855
         5,703,718           3.50   Trans Union LLC, 2015 Term B-2 Loan, 4/9/21                5,656,189
                                                                                         ---------------
                                                                                         $    12,560,044
                                                                                         ---------------
                                    Total Diversified Financials                         $    24,299,883
--------------------------------------------------------------------------------------------------------
                                    INSURANCE -- 0.5%
                                    Insurance Brokers -- 0.4%
         2,689,070           4.50   National Financial Partners Corp., Tranche B
                                    Term Loan (First Lien), 7/1/20                       $     2,631,255

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 87

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Insurance Brokers -- (continued)
        26,006,602           4.25   USI Insurance Services LLC, Term B Loan,
                                    12/30/19                                             $    25,649,011
                                                                                         ---------------
                                                                                         $    28,280,266
--------------------------------------------------------------------------------------------------------
                                    Multi-line Insurance -- 0.0%+
           500,727           4.50   Alliant Holdings I LLC, Initial Term Loan, 7/28/22   $       495,720
--------------------------------------------------------------------------------------------------------
                                    Property & Casualty Insurance -- 0.1%
         5,094,234           5.75   Confie Seguros Holding II Co., Term B Loan
                                    (First Lien), 11/9/18                                $     5,011,453
         1,683,000           5.50   Hyperion Insurance Group, Ltd., Initial Term
                                    Loan, 3/26/22                                              1,590,435
                                                                                         ---------------
                                                                                         $     6,601,888
                                                                                         ---------------
                                    Total Insurance                                      $    35,377,874
--------------------------------------------------------------------------------------------------------
                                    REAL ESTATE -- 0.2%
                                    Specialized REIT -- 0.1%
         9,321,784           5.00   Communications Sales & Leasing, Inc., Term
                                    Loan, 10/16/22                                       $     9,044,461
--------------------------------------------------------------------------------------------------------
                                    Real Estate Services -- 0.1%
         3,829,239           4.50   Altisource Solutions Sarl, Term B Loan, 12/9/20      $     3,408,022
                                                                                         ---------------
                                    Total Real Estate                                    $    12,452,483
--------------------------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 0.7%
                                    IT Consulting & Other Services -- 0.2%
        11,589,045           5.75   Evergreen Skills Lux Sarl, Initial Term Loan (First
                                    Lien), 4/23/21                                       $     9,348,500
           715,849           4.50   Kronos, Inc., Incremental Term Loan (First
                                    Lien), 10/30/19                                              712,091
         1,239,700           4.50   PSAV Presentation Services, Tranche B Term
                                    Loan (First Lien), 1/24/21                                 1,177,715
         2,992,481           6.50   Sitel Worldwide Corp., First Lien Term Loan,
                                    8/21/21                                                    2,925,150
         1,100,000           7.00   TaxACT, Inc., Initial Term Loan, 12/31/22                  1,080,750
                                                                                         ---------------
                                                                                         $    15,244,206
--------------------------------------------------------------------------------------------------------
                                    Data Processing & Outsourced Services -- 0.1%
         1,233,701           3.93   First Data Corp., 2018 New Dollar Term Loan,
                                    3/24/18                                              $     1,232,842
           531,064           4.43   First Data Corp., 2021 New Dollar Term Loan,
                                    3/24/21                                                      530,434
         3,000,000           4.18   First Data Corp., New 2022B Dollar Term Loan,
                                    7/10/22                                                    2,986,563
                                                                                         ---------------
                                                                                         $     4,749,839
--------------------------------------------------------------------------------------------------------
                                    Application Software -- 0.4%
         3,255,035           4.50   Epiq Systems, Inc., Term Loan, 8/27/20               $     3,222,485
         5,119,302           8.50   Expert Global Solutions, Inc., Term B Advance
                                    (First Lien), 4/3/18                                       5,029,715

The accompanying notes are an integral part of these financial statements.

88 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Application Software -- (continued)
         3,524,681           7.50   Serena Software, Inc., Term Loan, 4/10/20            $     3,520,275
           455,809           6.25   STG-Fairway Acquisitions, Inc., Term Loan (First
                                    Lien), 3/4/19                                                445,553
         4,034,508           3.50   Verint Systems, Inc., Tranche B-2 Term Loan (First
                                    Lien), 9/6/19                                              4,043,082
         5,768,666           4.25   Vertafore, Inc., Term Loan 2013, 10/3/19                   5,762,898
                                                                                         ---------------
                                                                                         $    22,024,008
--------------------------------------------------------------------------------------------------------
                                    Systems Software -- 0.0%+
         1,742,938           5.75   AVG Technologies N.V., Term Loan, 10/15/20           $     1,738,580
--------------------------------------------------------------------------------------------------------
                                    Home Entertainment Software -- 0.0%+
         2,392,723           5.25   Micro Focus International, Term Loan B, 10/7/21      $     2,393,919
                                                                                         ---------------
                                    Total Software & Services                            $    46,150,552
--------------------------------------------------------------------------------------------------------
                                    TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                    Electronic Equipment Manufacturers -- 0.0%+
           708,931           4.50   Sensus USA, Inc., Term Loan (First Lien), 5/9/17     $       706,272
         1,444,034           4.75   Zebra Technologies, Term Loan B, 9/30/21                   1,453,387
                                                                                         ---------------
                                                                                         $     2,159,659
--------------------------------------------------------------------------------------------------------
                                    Electronic Components -- 0.1%
         5,222,250           5.75   Mirion Technologies Finance LLC, Initial Term
                                    Loan (First Lien), 1/26/22                           $     5,170,028
--------------------------------------------------------------------------------------------------------
                                    Technology Distributors -- 0.0%+
         1,000,000           5.00   Deltek, Inc., Term Loan (First Lien), 12/31/22       $       996,875
                                                                                         ---------------
                                    Total Technology Hardware & Equipment                $     8,326,562
--------------------------------------------------------------------------------------------------------
                                    SEMICONDUCTORS & SEMICONDUCTOR
                                    EQUIPMENT -- 0.1%
                                    Semiconductor Equipment -- 0.0%+
         1,970,100           2.88   Sensata Technologies BV, Sixth Amendment
                                    Term Loan, 10/14/21                                  $     1,964,970
         1,235,712           4.25   VAT Holding AG, Term Loan, 2/11/21                         1,210,998
                                                                                         ---------------
                                                                                         $     3,175,968
--------------------------------------------------------------------------------------------------------
                                    Semiconductors -- 0.1%
         1,521,643           5.25   Microsemi Corp., Closing Date Term B Loan,
                                    12/17/22                                             $     1,530,583
         3,175,000           5.25   Semiconductor Corp., First Lien Term Loan,
                                    3/31/23                                                    3,186,112
                                                                                         ---------------
                                                                                         $     4,716,695
                                                                                         ---------------
                                    Total Semiconductors & Semiconductor
                                    Equipment                                            $     7,892,663
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 89

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    TELECOMMUNICATION SERVICES -- 0.5%
                                    Integrated Telecommunication Services -- 0.4%
         3,150,000           5.25   Securus Technologies Holdings, Inc., Incremental
                                    2015 Term Loan (First Lien), 4/17/20                 $     2,943,281
         1,347,410           4.75   Securus Technologies Holdings, Inc., Initial Term
                                    Loan (First Lien), 4/30/20                                 1,254,439
        17,041,760           3.50   Virgin Media Investment Holdings, Ltd., F Facility,
                                    6/30/23                                                   16,921,940
         1,911,936           3.25   West Corp., B-10 Term Loan (First Lien), 6/30/18           1,905,514
                                                                                         ---------------
                                                                                         $    23,025,174
--------------------------------------------------------------------------------------------------------
                                    Wireless Telecommunication Services -- 0.1%
         2,821,064           4.00   Syniverse Holdings, Inc., Initial Term Loan,
                                    4/23/19                                              $     2,115,798
         4,048,090           4.00   Syniverse Holdings, Inc., Tranche B Term Loan,
                                    4/23/19                                                    3,036,068
                                                                                         ---------------
                                                                                         $     5,151,866
                                                                                         ---------------
                                    Total Telecommunication Services                     $    28,177,040
--------------------------------------------------------------------------------------------------------
                                    UTILITIES -- 0.3%
                                    Electric Utilities -- 0.1%
         3,391,004           4.75   Atlantic Power LP, Term Loan, 2/20/21                $     3,388,884
         2,425,000           3.75   Texas Competitive Electric Holdings Co LLC, DIP
                                    Term Loan, 5/5/16                                          2,420,453
         2,150,000           5.50   TPF II Power, LLC, Term Loan, 10/2/21                      2,108,344
                                                                                         ---------------
                                                                                         $     7,917,681
--------------------------------------------------------------------------------------------------------
                                    Independent Power Producers & Energy
                                    Traders -- 0.2%
         7,829,662           3.50   Calpine Corp., Term Loan, 5/28/22                    $     7,743,411
         1,061,500           4.00   Calpine Corp., Term Loan, 9/27/19                          1,057,962
         2,810,346           4.00   Dynegy, Inc., Tranche B-2 Term Loan, 4/23/20               2,771,703
         3,645,029           3.75   NSG Holdings LLC, New Term Loan, 12/11/19                  3,553,936
                                                                                         ---------------
                                                                                         $    15,127,012
                                                                                         ---------------
                                    Total Utilities                                      $    23,044,693
--------------------------------------------------------------------------------------------------------
                                    TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                    (Cost $711,423,452)                                  $   695,013,862
--------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENT IN SECURITIES -- 98.2%
                                    (Cost $6,500,834,163) (a)                            $ 6,406,661,125
--------------------------------------------------------------------------------------------------------
                                    OTHER ASSETS & LIABILITIES -- 1.8%                   $   118,992,332
--------------------------------------------------------------------------------------------------------
                                    TOTAL NET ASSETS -- 100.0%                           $ 6,525,653,457
========================================================================================================

+           Amount rounds to less than 0.1%.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

The accompanying notes are an integral part of these financial statements.

90 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

(Cat Bond)  Catastrophe or event-linked bond. At March 31, 2016, the value of these securities amounted to $118,363,135 or 1.8% of total net assets. See Notes to Financial Statements -- Note 1I.

REMICS      Real Estate Mortgage Investment Conduits.

(Perpetual) Security with no stated maturity date.

(PIK)       Represents a pay in kind security.

REIT        Real Estate Investment Trust.

(A.D.R.)    American Depositary Receipts.

(TBA)       To Be Announced Securities.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2016, the value of these securities amounted to $2,079,231,908 or 31.9% of total net assets.

*           Non-income producing security.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At March 31, 2016, the net unrealized depreciation on investments based on cost for federal income tax purposes of $6,515,035,795 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                             $ 168,603,030
              Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                              (276,977,700)
                                                                                      -------------
              Net unrealized depreciation                                             $(108,374,670)
                                                                                      =============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(d) Security issued with a zero coupon. Income is earned through accretion of discount.

(e)         Security is in default.

(f)         Consists of Revenue Bonds unless otherwise indicated.

(g) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(h) Structured reinsurance investment. At March 31, 2016, the value of these securities amounted to $152,369,203 or 2.3% of total net assets. See Notes to Financial Statements -- Note 1I.

(I)         Rate to be determined.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 91

            Principal amounts are denominated in U.S. Dollars unless otherwise noted:

AUD         Australian Dollar

BRL         Brazilian Real

CNY         New Chinese Yuan

EURO        Euro

GBP         British Pound Sterling

INR         Indian Rupee

JPY         Japanese Yen

MXN         Mexican Peso

NOK         Norwegian Krone

NZD         New Zealand Dollar

RON         Romanian New Leu

RUB         Russian Ruble

Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 2016 were as follows:

----------------------------------------------------------------------------------------------------------------
                                                                              Purchases           Sales
----------------------------------------------------------------------------------------------------------------
Long-Term U.S. Government                                                     $  221,592,763      $  675,432,112
Other Long-Term Securities                                                    $1,183,703,333      $1,039,186,526

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

-----------------------------------------------------------------------------------------------------------------
                                                                                     Premiums
Notional                        Obligation                Credit       Expiration    Paid          Unrealized
Principal ($)(1)    Exchange    Entity/Index    Coupon    Rating(2)    Date          (Received)    Appreciation
-----------------------------------------------------------------------------------------------------------------
32,580,000          Chicago     Markit CDX      5.00%     B+           12/20/20      $(98,098)     $1,100,904
                    Mercantile  North America
                    Exchange    High Yield Index
=================================================================================================================

CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

--------------------------------------------------------------------------------------------------------------------
                                                                                        Premiums      Unrealized
Notional                           Obligation                Credit       Expiration    Paid          Appreciation
Principal ($)(1)    Counterparty   Entity/Index    Coupon    Rating(2)    Date          (Received)    (Depreciation)
--------------------------------------------------------------------------------------------------------------------
 7,000,000          J.P. Morgan    American        5.00%     BB-          12/20/17      $(280,000)    $     769,762
                    Securities     Axle &
                    LLC            Manufacturing
                                   Co.

10,480,000          Morgan         Diamond         1.00%     BBB+         12/20/19       (382,004)         (708,043)
                    Stanley        Offshore Drill
                    Capital        Inc.
                    Services
                    LLC

 2,795,000          Morgan         Diamond         1.00%     BBB+         12/20/19       (104,710)         (184,663)
                    Stanley        Offshore Drill
                    Capital        Inc.
                    Services
                    LLC
--------------------------------------------------------------------------------------------------------------------
                                                                                        $(766,714)    $    (122,944)
====================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or the weighted average of all the underlying securities in the index.

The accompanying notes are an integral part of these financial statements.

92 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of March 31, 2016, in valuing the Fund's investments:

-----------------------------------------------------------------------------------------------------------
                                Level 1               Level 2             Level 3          Total
-----------------------------------------------------------------------------------------------------------
Convertible Corporate
   Bonds                        $            --       $ 105,925,933       $         --     $   105,925,933
Preferred Stocks
   Transportation
     Air Freight & Logistics                 --             925,380                 --             925,380
   Insurance
     Reinsurance                             --                  --            142,500             142,500
   Real Estate
     Diversified REIT                        --           4,038,125                 --           4,038,125
All Other Preferred Stocks           30,505,535                  --                 --          30,505,535
Convertible Preferred Stocks         40,404,429                  --                 --          40,404,429
Common Stocks
   Capital Goods
     Construction &
        Engineering                          --             775,066                 --             775,066
     Industrial Machinery                    --                  --              1,858               1,858
   Transportation
     Air Freight & Logistics                 --             427,480                 --             427,480
   Consumer Services
     Education Services                      --           1,734,389                 --           1,734,389
   Insurance
     Life & Health
        Insurance                            --                  --              3,127               3,127
   Retailing
     Computer &
        Electronics Retail                   --                  --            390,418             390,418
   Semiconductors &
     Semiconductor
     Equipment
     Semiconductors                       5,308                  --                 --               5,308
Asset Backed Securities                      --         316,644,598                 --         316,644,598
Collateralized Mortgage
   Obligations                               --         662,180,992                 --         662,180,992

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 93

-----------------------------------------------------------------------------------------------------------
                               Level 1             Level 2                Level 3          Total
-----------------------------------------------------------------------------------------------------------
Corporate Bonds
  Capital Goods
     Industrial Machinery      $          --       $            --        $  3,051,100     $     3,051,100
  Diversified Financials
     Other Diversified
     Financial Services                   --            56,651,028           9,447,359          66,098,387
  Insurance
     Reinsurance                          --           139,799,823         152,073,352         291,873,175
  All Other Corporate Bonds               --         2,699,331,062                  --       2,699,331,062
U.S. Government
  Agency Obligations                      --           990,695,108                  --         990,695,108
Foreign Government Bonds                  --           338,872,920                  --         338,872,920
Municipal Bonds                           --           157,620,373                  --         157,620,373
Senior Floating Rate
  Loan Interests
  Retailing
     Computer &
        Electronics Retail                --                    --             446,195             446,195
  All Other Senior Floating
     Rate Notes                           --           694,567,667                  --         694,567,667
-----------------------------------------------------------------------------------------------------------
Total                          $  70,915,272       $ 6,170,189,944        $165,555,909     $ 6,406,661,125
===========================================================================================================
Other Financial Instruments
Net unrealized appreciation
  on swap contracts            $          --       $       977,960        $         --     $       977,960
Net unrealized appreciation
  on futures contracts               450,965                    --                  --             450,965
Net unrealized appreciation
  on forward foreign
  currency contracts                      --             1,322,490                  --           1,322,490
Net unrealized depreciation
  on forward foreign
  currency contracts                      --           (16,969,936)                 --         (16,969,936)
-----------------------------------------------------------------------------------------------------------
Total Other Financial
  Instruments                  $     450,965       $   (14,669,486)       $         --     $   (14,218,521)
===========================================================================================================

-----------------------------------------------------------------------------------------------------------
                               Level 1             Level 2                Level 3          Total
-----------------------------------------------------------------------------------------------------------
Assets:
Restricted cash                $          --       $    15,015,224        $         --     $    15,015,224
Variation margin for centrally
  cleared swap contracts                  --                88,420                  --              88,420
Liabilities:
Due to custodian
  (cost $4,093,477)                                     (4,069,081)                             (4,069,081)
Variation margin for
  futures contracts               (3,138,690)                   --                  --          (3,138,690)
-----------------------------------------------------------------------------------------------------------
Total:                         $  (3,138,690)      $    11,034,563        $         --     $     7,895,873
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

94 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-----------------------------------------------------------------------------------------------------------
                                                                               Senior
                                    Preferred    Common       Corporate        Floating
                                    Stocks       Stocks       Bonds            Rate Notes     Total
-----------------------------------------------------------------------------------------------------------
Balance as of 9/30/15               $ 142,500    $  54,461    $ 195,033,079    $         --   $195,230,040
Realized gain (loss)                       --           --           32,519              --         32,519
Change in unrealized
   appreciation
   (depreciation)(1)                       --      (49,476)     (82,752,362)             --    (82,801,838)
Purchases                                  --      390,418       99,385,934         446,195    100,222,547
Sales                                      --           --      (47,127,359)             --    (47,127,359)
Transfers in to Level 3*                   --           --               --              --             --
Transfers out of Level 3*                  --           --               --              --             --
Transfers in and out of
   Level 3 activity                        --           --               --              --             --
-----------------------------------------------------------------------------------------------------------
Balance as of 3/31/16               $ 142,500     $395,403    $ 164,571,811    $    446,195   $165,555,909
===========================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended March 31, 2016, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments
     still held as of 3/31/16                                                                 $(80,591,728)
                                                                                              ------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 95

Statement of Assets and Liabilities | 3/31/16 (unaudited)

ASSETS:
  Investment in securities, at value (cost $6,500,834,163)                     $6,406,661,125
  Cash                                                                            160,484,800
  Restricted cash*                                                                 15,015,224
  Receivables --
     Investment securities sold                                                    79,252,251
     Fund shares sold                                                              18,958,282
     Dividends                                                                         25,629
     Interest                                                                      75,646,514
  Variation margin for centrally cleared swap contracts                                88,420
  Unrealized appreciation on forward foreign currency contracts                     1,322,490
  Other assets                                                                        164,993
----------------------------------------------------------------------------------------------
          Total assets                                                         $6,757,619,728
==============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                           $  184,110,976
     Fund shares repurchased                                                       14,549,759
     Distributions                                                                  5,544,078
     Trustee fees                                                                       6,684
  Due to custodian (cost $4,093,477)                                                4,069,081
  Variation margin on futures contracts                                             3,138,690
  Unrealized depreciation on forward foreign currency contracts                    16,969,936
  Unrealized depreciation on swap contracts                                           122,944
  Credit default swaps, premiums received                                             864,812
  Due to affiliates                                                                 1,929,656
  Accrued expenses                                                                    659,655
----------------------------------------------------------------------------------------------
         Total liabilities                                                     $  231,966,271
==============================================================================================
NET ASSETS:
  Paid-in capital                                                              $6,786,918,352
  Distributions in excess of net investment income                                (33,768,861)
  Accumulated net realized loss on investments, forward foreign currency
     transactions, futures contracts and swap contracts                          (119,182,456)
  Net unrealized depreciation on investments                                      (94,173,038)
  Net unrealized depreciation on forward foreign currency contracts and other
     assets and liabilities denominated in foreign currencies                     (15,569,465)
  Net unrealized appreciation on futures contracts                                    450,965
  Net unrealized appreciation on swap contracts                                       977,960
----------------------------------------------------------------------------------------------
         Total net assets                                                      $6,525,653,457
==============================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,276,467,474/123,617,925 shares)                         $        10.33
  Class C (based on $946,539,823/93,684,071 shares)                            $        10.10
  Class K (based on $214,507,842/20,725,938 shares)                            $        10.35
  Class R (based on $224,083,570/21,359,720 shares)                            $        10.49
  Class Y (based on $3,864,054,748/374,255,674 shares)                         $        10.32
MAXIMUM OFFERING PRICE:
  Class A ($10.33 (divided by) 95.5%)                                          $        10.81
==============================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

96 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

Statement of Operations (unaudited)

For the Six Months Ended 3/31/16

INVESTMENT INCOME:
  Interest                                                      $ 157,468,489
  Dividends                                                         3,708,633
----------------------------------------------------------------------------------------------
         Total investment income                                                $ 161,177,122
----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                               $  18,373,824
  Transfer agent fees
     Class A                                                          100,968
     Class C                                                           38,368
     Class K                                                            5,681
     Class R                                                            9,379
     Class Y                                                          105,175
  Distribution fees
     Class A                                                        1,629,483
     Class C                                                        4,889,433
     Class R                                                          550,092
  Shareholder communications expense                                4,335,772
  Administrative expense                                            1,028,075
  Custodian fees                                                      167,787
  Registration fees                                                    66,629
  Professional fees                                                   113,547
  Printing expense                                                     54,232
  Fees and expenses of nonaffiliated Trustees                         161,207
  Miscellaneous                                                       354,752
----------------------------------------------------------------------------------------------
     Total expenses                                                             $  31,984,404
----------------------------------------------------------------------------------------------
        Net investment income                                                   $ 129,192,718
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, SWAP CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                $ (61,179,355)
     Futures contracts                                            (20,889,207)
     Swap contracts                                                   572,904
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies          (1,635,809)  $ (83,131,467)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                $  52,262,477
     Futures contracts                                             10,488,841
     Swap contracts                                                 1,202,098
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies         (15,788,369)  $  48,165,047
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
     futures contracts, swap contracts and foreign
     currency transactions:                                                     $ (34,966,420)
----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                          $  94,226,298
==============================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 97

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended
                                                               3/31/16             Year Ended
                                                               (unaudited)         9/30/15
-----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                 $   129,192,718   $   239,865,401
Net realized gain (loss) on investments, futures contracts,
  swap contracts and foreign currency transactions               (83,131,467)       (4,637,494)
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts, swap contracts and
  foreign currency transactions                                   48,165,047      (313,756,957)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                  $    94,226,298   $   (78,529,050)
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.18 and $0.39 per share, respectively)          $   (22,856,268)  $   (54,050,104)
  Class B* ($0.00 and $0.03 per share, respectively)                      --           (53,363)
  Class C ($0.14 and $0.31 per share, respectively)              (13,913,931)      (32,444,808)
  Class K ($0.20 and $0.43 per share, respectively)               (3,822,908)       (7,112,951)
  Class R ($0.16 and $0.36 per share, respectively)               (3,465,720)       (7,080,283)
  Class Y ($0.20 and $0.42 per share, respectively)              (74,750,981)     (157,607,040)
  Class Z** ($0.00 and $0.35 per share, respectively)                     --        (2,195,708)
Net realized gain:
  Class A ($0.00 and $0.15 per share, respectively)                       --       (20,863,067)
  Class C ($0.00 and $0.15 per share, respectively)                       --       (16,086,663)
  Class K ($0.00 and $0.15 per share, respectively)                       --        (1,843,659)
  Class R ($0.00 and $0.15 per share, respectively)                       --        (2,739,808)
  Class Y ($0.00 and $0.15 per share, respectively)                       --       (56,729,743)
  Class Z** ($0.00 and $0.15 per share, respectively)                     --          (899,446)
-----------------------------------------------------------------------------------------------
      Total distributions to shareowners                     $  (118,809,808)  $  (359,706,643)
===============================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                 $ 1,010,866,825   $ 2,210,832,005
Reinvestment of distributions                                     82,724,240       242,610,388
Cost of shares repurchased                                    (1,361,333,967)   (2,411,672,784)
-----------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from Fund share transactions                        $  (267,742,902)  $    41,769,609
-----------------------------------------------------------------------------------------------
      Net decrease in net assets                             $  (292,326,412)  $  (396,466,084)
NET ASSETS:
Beginning of period                                            6,817,979,869     7,214,445,953
-----------------------------------------------------------------------------------------------
End of period                                                $ 6,525,653,457   $ 6,817,979,869
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income             $   (33,768,861)  $   (44,151,771)
===============================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

98 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

-------------------------------------------------------------------------------------------------
                                Six Months    Six Months
                                Ended         Ended
                                3/31/16       3/31/16             Year Ended     Year Ended
                                Shares        Amount              9/30/15        9/30/15
                                (unaudited)   (unaudited)         Shares         Amount
-------------------------------------------------------------------------------------------------
Class A
Shares sold                      14,386,853   $    147,230,477      35,505,531   $   382,185,127
Reinvestment of distributions     1,971,633         20,231,500       6,190,308        66,577,413
Less shares repurchased         (26,188,799)      (268,486,026)    (46,368,319)     (497,153,262)
-------------------------------------------------------------------------------------------------
      Net decrease               (9,830,313)  $   (101,024,049)     (4,672,480)  $   (48,390,722)
=================================================================================================
Class B*
Shares sold or exchanged                 --   $             --           3,490   $        37,955
Reinvestment of distributions            --                 --           2,521            27,400
Less shares repurchased                  --                 --      (1,620,761)      (17,601,383)
-------------------------------------------------------------------------------------------------
      Net decrease                       --   $             --      (1,614,750)  $   (17,536,028)
=================================================================================================
Class C
Shares sold                       5,794,661   $     58,160,175      15,053,777   $   158,561,709
Reinvestment of distributions       966,777          9,704,420       3,134,588        33,001,686
Less shares repurchased         (14,336,026)      (143,765,263)    (25,038,669)     (262,711,775)
-------------------------------------------------------------------------------------------------
      Net decrease               (7,574,588)  $    (75,900,668)     (6,850,304)  $   (71,148,380)
=================================================================================================
Class K
Shares sold                       5,718,977   $     58,812,457       8,739,234   $    94,026,038
Reinvestment of distributions       213,560          2,195,892         540,222         5,816,466
Less shares repurchased          (4,558,891)       (47,164,370)     (1,632,838)      (17,411,900)
-------------------------------------------------------------------------------------------------
      Net increase                1,373,646   $     13,843,979       7,646,618   $    82,430,604
=================================================================================================
Class R
Shares sold                       3,459,409   $     36,045,272       6,678,439   $    72,680,467
Reinvestment of distributions       281,406          2,933,287         834,044         9,108,421
Less shares repurchased          (3,352,953)       (34,903,893)     (4,732,392)      (51,477,136)
-------------------------------------------------------------------------------------------------
      Net increase                  387,862   $      4,074,666       2,780,091   $    30,311,752
=================================================================================================
Class Y
Shares sold                      69,413,292   $    710,618,444     137,354,707   $ 1,475,202,927
Reinvestment of distributions     4,646,200         47,659,141      11,648,774       125,103,461
Less shares repurchased         (84,826,571)      (867,014,415)   (136,726,282)   (1,465,386,004)
-------------------------------------------------------------------------------------------------
      Net increase
          (decrease)            (10,767,079)  $   (108,736,830)     12,277,199       134,920,384
=================================================================================================
Class Z**
Shares sold                              --   $             --       2,623,488   $    28,137,782
Reinvestment of distributions            --                 --         275,941         2,975,541
Less shares repurchased                  --                 --      (9,399,920)      (99,931,324)
-------------------------------------------------------------------------------------------------
      Net decrease                       --   $             --      (6,500,491)  $   (68,818,001)
=================================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 99

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                    Ended          Year           Year         Year         Year         Year
                                                    3/31/16        Ended          Ended        Ended        Ended        Ended
                                                    (unaudited)    9/30/15        9/30/14      9/30/13      9/30/12      9/30/11
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                $    10.36     $    11.02     $    10.92   $    11.21   $    10.63   $    10.99
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                     $     0.20(a)  $     0.35(a)  $     0.44   $     0.49   $     0.52   $     0.55
   Net realized and unrealized gain (loss)
      on investments                                     (0.05)         (0.47)          0.26        (0.28)        0.69        (0.33)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations  $     0.15     $    (0.12)    $     0.70   $     0.21   $     1.21   $     0.22
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                            $    (0.18)    $    (0.39)    $    (0.44)  $    (0.50)  $    (0.53)  $    (0.55)
   Net realized gain                                        --          (0.15)         (0.16)          --        (0.10)       (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 $    (0.18)    $    (0.54)    $    (0.60)  $    (0.50)  $    (0.63)  $    (0.58)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value          $    (0.03)    $    (0.66)    $     0.10   $    (0.29)  $     0.58   $    (0.36)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $    10.33     $    10.36     $    11.02   $    10.92   $    11.21   $    10.63
====================================================================================================================================
Total return*                                             1.47%         (1.20)%         6.54%        1.88%       11.69%        2.00%
Ratio of net expenses to average net assets               1.06%**        1.05%          1.03%        1.02%        1.06%        1.06%
Ratio of net investment income (loss) to
   average net assets                                     3.82%**        3.31%          3.99%        4.32%        4.73%        5.01%
Portfolio turnover rate                                     43%**          62%            70%          34%          21%          36%
Net assets, end of period (in thousands)            $1,276,467     $1,382,327     $1,521,651   $2,068,276   $2,066,993   $1,609,362
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

100 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended        Year           Year         Year         Year         Year
                                                      3/31/16      Ended          Ended        Ended        Ended        Ended
                                                      (unaudited)  9/30/15        9/30/14      9/30/13      9/30/12      9/30/11
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                  $  10.13     $    10.78     $    10.69   $    10.98   $    10.41   $    10.76
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                       $   0.16(a)  $     0.28(a)  $     0.35   $     0.40   $     0.43   $     0.47
   Net realized and unrealized gain (loss)
      on investments                                     (0.05)         (0.47)          0.25        (0.27)        0.68        (0.32)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $   0.11     $    (0.19)    $     0.60   $     0.13   $     1.11   $     0.15
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                              $  (0.14)    $    (0.31)    $    (0.35)  $    (0.42)  $    (0.44)  $    (0.47)
   Net realized gain                                        --          (0.15)         (0.16)          --        (0.10)       (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $  (0.14)    $    (0.46)    $    (0.51)  $    (0.42)  $    (0.54)  $    (0.50)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $  (0.03)    $    (0.65)    $     0.09   $    (0.29)  $     0.57   $    (0.35)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  10.10     $    10.13     $    10.78   $    10.69   $    10.98   $    10.41
====================================================================================================================================
Total return*                                             1.13%         (1.90)%         5.76%        1.11%       10.97%        1.33%
Ratio of net expenses to average net assets               1.72%**        1.72%          1.73%        1.72%        1.74%        1.74%
Ratio of net investment income (loss)
   to average net assets                                  3.17%**        2.63%          3.30%        3.62%        4.05%        4.34%
Portfolio turnover rate                                     43%**          62%            70%          34%          21%          36%
Net assets, end of period (in thousands)              $946,540     $1,026,245     $1,165,468   $1,266,995   $1,305,498   $1,024,254
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 101

---------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year
                                                             3/31/16      Ended        Ended        12/20/12 to
                                                             (unaudited)  9/30/15      9/30/14      9/30/13
---------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                         $  10.38     $  11.03     $  10.94     $ 11.31
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.22(b)  $   0.40(b)  $   0.48     $  0.43
   Net realized and unrealized gain (loss) on investments       (0.05)       (0.47)        0.25       (0.37)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.17     $  (0.07)    $   0.73     $  0.16
---------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.20)    $  (0.43)    $  (0.48)    $ (0.43)
   Net realized gain                                               --        (0.15)       (0.16)         --
---------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.20)    $  (0.58)    $  (0.64)    $ (0.43)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.03)    $  (0.65)    $   0.09     $ (0.37)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.35     $  10.38     $  11.03     $ 10.94
===============================================================================================================
Total return*                                                    1.70%       (0.69)%       6.87%**     0.69%(a)
Ratio of net expenses to average net assets                      0.62%**      0.61%        0.62%**     0.63%**
Ratio of net investment income (loss) to average net assets      4.28%**      3.75%        4.37%       4.79%**
Portfolio turnover rate                                            43%**        62%          70%         34%
Net assets, end of period (in thousands)                     $214,508     $200,927     $129,110     $93,041
===============================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Not annualized.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

102 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

---------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year       Year       Year       Year
                                                             3/31/16      Ended        Ended      Ended      Ended      Ended
                                                             (unaudited)  9/30/15      9/30/14    9/30/13    9/30/12    9/30/11
---------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $  10.52     $  11.19     $  11.10   $  13.39   $  10.80   $  11.17
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.18(a)  $   0.32(a)  $   0.40   $   0.46   $   0.48   $   0.53
   Net realized and unrealized gain (loss) on investments       (0.05)       (0.48)        0.26      (0.28)      0.71      (0.34)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.13     $  (0.16)    $   0.66   $   0.18   $   1.19   $   0.19
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.16)    $  (0.36)    $  (0.41)  $  (0.47)  $  (0.50)  $  (0.53)
   Net realized gain                                               --        (0.15)       (0.16)        --      (0.10)     (0.03)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.16)    $  (0.51)    $  (0.57)  $  (0.47)  $  (0.60)  $  (0.56)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.03)    $  (0.67)    $   0.09   $  (0.29)  $   0.59   $  (0.37)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.49     $  10.52     $  11.19   $  11.10   $  11.39   $  10.80
=================================================================================================================================
Total return*                                                    1.30%       (1.54)%       6.04%      1.58%     11.35%      1.64%
Ratio of net expenses to average net assets                      1.38%**      1.38%        1.42%      1.34%      1.44%      1.35%
Ratio of net investment income (loss) to average net assets      3.52%**      2.98%        3.59%      4.00%      4.36%      4.73%
Portfolio turnover rate                                            43%**        62%          70%        34%        21%        36%
Net assets, end of period (in thousands)                     $224,084     $220,653     $203,529   $201,797   $209,561   $171,918
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 103

------------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                    Ended          Year           Year         Year         Year         Year
                                                    3/31/16        Ended          Ended        Ended        Ended        Ended
                                                    (unaudited)    9/30/15        9/30/14      9/30/13      9/30/12      9/30/11
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                $    10.36     $    11.01     $    10.92   $    11.22   $    10.64   $    11.00
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                     $     0.21(a)  $     0.39(a)  $     0.47   $     0.52   $     0.55   $     0.59
   Net realized and unrealized gain (loss)
      on investments                                     (0.05)         (0.47)          0.25        (0.28)        0.69        (0.33)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations  $     0.16     $    (0.08)    $     0.72   $     0.24   $     1.24   $     0.26
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                            $    (0.20)    $    (0.42)    $    (0.47)  $    (0.54)  $    (0.56)  $    (0.59)
   Net realized gain                                        --          (0.15)         (0.16)          --        (0.10)       (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 $    (0.20)    $    (0.57)    $    (0.63)  $    (0.54)  $    (0.66)  $    (0.62)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value          $    (0.04)    $    (0.65)    $     0.09   $    (0.30)  $     0.58   $    (0.36)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $    10.32     $    10.36     $    11.01   $    10.92   $    11.22   $    10.64
====================================================================================================================================
Total return*                                             1.54%         (0.81)%         6.78%        2.10%       12.05%        2.36%
Ratio of net expenses to average net assets               0.75%**        0.73%          0.73%        0.74%        0.73%        0.72%
Ratio of net investment income (loss)
   to average net assets                                  4.15%**        3.62%          4.27%        4.61%        5.05%        5.36%
Portfolio turnover rate                                     43%**          62%            70%          34%          21%          36%
Net assets, end of period (in thousands)            $3,864,055     $3,987,828     $4,105,600   $3,483,106   $2,864,391   $1,910,764
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

104 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

Notes to Financial Statements | 3/31/16 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Class Z shares were converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 105

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

106 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealer association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 107

     At March 31, 2016, eight securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing 0.2% of net assets.

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or

108 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of September 30, 2015, the Fund did not have any interest or penalties with respect to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed for the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended September 30, 2015 was as follows:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                $262,472,969
     Long-term capital gain                                           97,233,674
     ---------------------------------------------------------------------------
          Total                                                     $359,706,643
     ===========================================================================

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 109

     The following shows the components of distributable earnings on a federal income tax-basis at September 30, 2015:

     ---------------------------------------------------------------------------
                                                                           2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Current Year Dividend Payable                                $  (6,018,958)
     Current Year Post-October Loss                                 (46,063,960)
     Current Year Late Year Currency Loss                           (23,168,451)
     Net unrealized depreciation                                   (161,430,016)
     ---------------------------------------------------------------------------
          Total                                                   $(236,681,385)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the mark to market on forward foreign currency contracts, futures contracts, credit default swaps, interest on defaulted bonds, and interest accruals on preferred stock.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned $52,340 in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2015.

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

110 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

H.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest Rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholder). At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

I.   Insurance-linked securities (ILS)

     The Fund invests in event link bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 111

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments, which also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILW's generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at March 31, 2016 was $11,927,175 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty

112 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended March 31, 2016 was $(1,424,891,778).

     At March 31, 2016, open futures contracts were as follows:

     -----------------------------------------------------------------------------------------------
                                        Number of                                     Unrealized
                        Counter-        Contracts      Settlement                     Appreciation/
     Description        party           Long/(Short)   Month       Value              (Depreciation)
     -----------------------------------------------------------------------------------------------
     U.S. Long Bond     Citibank N.A.       287        6/16        $    47,193,563    $  (279,927)
     U.S. 10 Year Note  Citibank N.A.    (8,474)       6/16         (1,104,930,156)     1,596,812
     U.S. 5 Year Note   Citibank N.A.    (2,611)       6/16           (316,359,368)      (300,674)
     U.S. 2 Year Note   Citibank N.A.      (562)       6/16           (122,937,500)        21,695
     U.S. Ultra Bond    Citibank N.A.       447        6/16             77,121,469       (513,352)
     U.S. 10 Year       Citibank N.A.      (177)       6/16            (24,912,750)       (78,373)
       Ultra Bond
     Euro Bond          Citibank N.A.       (30)       6/16             (5,580,644)         4,784
     -----------------------------------------------------------------------------------------------
     Total                                                         $(1,450,405,386)   $   450,965
     -----------------------------------------------------------------------------------------------

K.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the six months ended March 31, 2016, the Fund had no open repurchase agreements.

L.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 113 entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial

114 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     The amount of cash deposited with the broker as collateral at March 31, 2016 was $1,655,000 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities.

     Open credit default swap contracts at March 31, 2016 are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended March 31, 2016 was $(1,069,632).

M.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the six months ended March 31, 2016, the effective annualized management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.56% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $200,689 in March 31, 2016.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 115

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the six months ended March 31, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $1,163,294
Class C                                                                  484,658
Class K                                                                      816
Class R                                                                  283,273
Class Y                                                                2,403,731
--------------------------------------------------------------------------------
   Total                                                              $4,335,772
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,646,377 in transfer agent fees and out-of-pocket reimbursements payable to the transfer agent at March 31, 2016.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $82,590 in distribution fees payable to PFD at March 31, 2016.

116 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y and shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended March 31, 2016, CDSCs in the amount of $49,359 were paid to PFD.

5. Forward Foreign Currency Contracts

At March 31, 2016, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended March 31, 2016 was $(359,212,441).

Open forward foreign currency contracts at March 31, 2016 were as follows:

--------------------------------------------------------------------------------------------------
Currency                      Currency     In Exchange                   Settlement   Unrealized
Sold           Deliver        Purchased    For           Counterparty    Date         Depreciation
--------------------------------------------------------------------------------------------------
USD            (30,438,072)   AUD           40,005,000   Citibank NA     4/18/2016    $    252,212
USD            (16,185,841)   NOK          137,285,000   Goldman Sachs   6/30/2016         420,455
                                                         International
JPY           (644,184,814)   USD            5,752,941   JP Morgan       5/25/2016          18,368
                                                         Chase Bank
USD            (14,762,466)   CAD           19,291,345   JP Morgan       4/29/2016         116,506
                                                         Chase Bank
USD            (16,540,449)   EUR           14,545,000   JP Morgan       6/3/2016           57,634
                                                         Chase Bank
USD            (16,333,448)   NOK          138,810,000   JP Morgan       6/30/2016         457,315
                                                         Chase Bank
--------------------------------------------------------------------------------------------------
Total                                                                                 $  1,322,490
==================================================================================================

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 117

-----------------------------------------------------------------------------------------------------------
Currency                      Currency     In Exchange                          Settlement   Unrealized
Sold          Deliver         Purchased    For               Counterparty       Date         Depreciation
-----------------------------------------------------------------------------------------------------------
USD            (31,203,123)   MXN              539,580,000   Brown Brothers      6/2/2016    $    (114,345)
                                                             Harriman And Co.
MXN               (543,969)   USD                   31,004   Citibank NA         6/2/2016             (337)
USD            (16,590,053)   IDR          220,150,000,000   Goldman Sachs       6/1/2016         (140,161)
                                                             International
EUR             (1,653,926)   USD                1,855,797   Goldman Sachs       6/3/2016          (31,587)
                                                             International
RUB           (429,660,000)   USD                5,940,748   JP Morgan          4/15/2016         (452,386)
                                                             Chase Bank
AUD            (66,040,327)   USD               46,660,569   JP Morgan          4/18/2016       (4,003,008)
                                                             Chase Bank
NZD           (104,017,361)   USD               68,640,256   JP Morgan          4/18/2016       (3,312,408)
                                                             Chase Bank
GBP             (1,126,505)   USD                1,562,728   JP Morgan          5/03/2016          (56,991)
                                                             Chase Bank
CAD            (19,291,345)   USD               14,254,638   JP Morgan          4/29/2016         (624,333)
                                                             Chase Bank
MXN           (698,263,391)   USD               39,364,575   JP Morgan           6/2/2016         (867,004)
                                                             Chase Bank
BRL           (121,200,000)   USD               32,484,589   JP Morgan          4/29/2016       (1,078,508)
                                                             Chase Bank
EUR           (117,249,838)   USD              127,626,472   JP Morgan           6/3/2016       (6,173,637)
                                                             Chase Bank
CNY           (105,000,000)   USD               16,162,549   JP Morgan          4/25/2016         (104,826)
                                                             Chase Bank
EUR               (379,526)   USD                  422,692   JP Morgan           6/3/2016          (10,405)
                                                             Chase Bank
-----------------------------------------------------------------------------------------------------------
Total                                                                                        $ (16,969,936)
===========================================================================================================

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until June 9, 2015, was in the amount of $215 million. For the period from June 9, 2015, to February 9, 2016, the facility was in the amount of $240 million. Effective February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The

118 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended March 31, 2016, the Fund had no borrowings under the credit facility.

7. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted cash". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 119

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities, with the exception of forward foreign currency contracts, which are shown on a gross basis. The following charts show gross assets and liabilities of the Portfolio as of March 31, 2016.

----------------------------------------------------------------------------------------------------
                             Derivative
                             Assets
                             Subject to      Derivatives    Non-Cash     Cash         Net Amount
                             Master Netting  Available      Collateral   Collateral   of Derivative
Counterparty                 Agreement       for Offset     Received (a) Received (a) Assets (b)
----------------------------------------------------------------------------------------------------
Brown Brothers
Harriman and Co.             $        --     $        --    $     --     $      --    $       --
Citibank NA                      252,212        (252,212)         --            --            --
Goldman Sachs                    420,455        (420,455)
J.P. Morgan                    1,419,585      (1,419,585)         --      (600,000)     (600,000)
Morgan Stanley
  Capital Services LLC                --              --          --            --            --
----------------------------------------------------------------------------------------------------
  Total                      $ 2,092,252     $(2,092,252)   $     --     $(600,000)   $       --
====================================================================================================

----------------------------------------------------------------------------------------------------
                             Derivative
                             Liabilities
                             Subject to      Derivatives    Non-Cash     Cash         Net Amount
                             Master Netting  Available      Collateral   Collateral   of Derivative
Counterparty                 Agreement       for Offset     Pledged (a)  Pledged (a)  Liabilities (c)
----------------------------------------------------------------------------------------------------
Brown Brothers
Harriman and Co.             $   114,345     $        --    $     --     $      --    $   114,345
Citibank NA                          337            (337)         --            --             --
Goldman Sachs                    171,748        (420,455)         --            --       (248,707)
J.P. Morgan                   16,683,506      (1,419,585)         --            --     15,263,921
Morgan Stanley
  Capital
  Services LLC                   892,706              --          --      (892,706)            --
----------------------------------------------------------------------------------------------------
  Total                      $17,862,642     $(1,840,377)   $     --     $(892,706)   $15,129,559
====================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

8. Additional Disclosures about Derivative Instruments and Hedging Activities:

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

120 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2016 was as follows:


---------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                           Foreign
                              Interest     Credit      Exchange        Equity       Commodity
                              Rate Risk    Risk        Rate Risk       Risk         Risk
---------------------------------------------------------------------------------------------
Assets
Unrealized appreciation
 of forward foreign
 currency contracts           $     --     $  --       $ 1,322,490     $     --     $  --
Net unrealized depreciation
 on futures contracts*        $446,181     $  --       $     4,784           --     $  --
Net unrealized depreciation
 on swap contracts            $     --     $  --       $        --     $977,960     $  --
---------------------------------------------------------------------------------------------
Total Value                   $446,181     $  --       $ 1,327,274     $977,960     $  --
=============================================================================================
Liabilities
Unrealized depreciation
 of forward foreign
 currency contracts           $     --     $  --       $16,969,936     $     --     $  --
---------------------------------------------------------------------------------------------
Total Value                   $     --     $  --       $16,969,936     $     --     $  --
=============================================================================================

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1C). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 121

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at March 31, 2016 was as follows:

---------------------------------------------------------------------------------------------
Statement of Operations

                                                            Foreign
                             Interest        Credit         Exchange       Equity   Commodity
                             Rate Risk       Risk           Rate Risk      Risk     Risk
---------------------------------------------------------------------------------------------
Net realized gain (loss) on
 Swap contracts              $         --    $  572,904     $         --   $   --   $   --
 Futures contracts            (20,889,207)           --               --       --       --
 Forward foreign
  currency contracts*                  --            --          240,506       --       --
---------------------------------------------------------------------------------------------
 Total Value                 $(20,889,207)   $  572,904     $    240,506   $   --   $   --
=============================================================================================
Change in net unrealized
appreciation
(depreciation) on
 Swap contracts              $         --    $1,202,098     $         --   $   --   $   --
 Futures contracts             10,484,057            --            4,784       --       --
 Forward foreign
  currency contracts*                  --            --      (16,496,341)      --       --
---------------------------------------------------------------------------------------------
 Total Value                 $ 10,484,057    $1,202,098     $(16,491,557)  $   --   $   --
=============================================================================================

* Included in the amount shown on the Statement of Operations as forward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

9. Bridge Loan Commitments

Bridge loans are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations.

As of March 31, 2016, the Portfolio had two bridge loan commitments of $3,882,246, which could be extended at the option of the borrower, pursuant to the following loan agreement:

---------------------------------------------------------------------------------------------
                                                                                Unrealized
                                                                                Appreciation/
 Loan                         Principal        Cost            Value            Depreciation
---------------------------------------------------------------------------------------------
Charter Communications
Operating Co., Bridge Loan      543,514        $  543,514      $  543,514       $   --
CCO Holdings Bridge Loan      3,338,732         3,338,732       3,338,732       $   --
---------------------------------------------------------------------------------------------
    Total                                                                       $   --
=============================================================================================

122 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

ADDITIONAL INFORMATION

PIM, the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's current investment advisory agreement with PIM to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16 123

Trustees, Officers and Service Providers

Trustees                                   Advisory Trustee
Thomas J. Perna, Chairman                  Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                       Officers
Margaret B.W. Graham                       Lisa M. Jones, President and Chief
Marguerite A. Piret                           Executive Officer
Fred J. Ricciardi                          Mark E. Bradley, Treasurer and
Kenneth J. Taubes                             Chief Financial Officer
                                           Christopher J. Kelley, Secretary and
                                              Chief Legal Officer
Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

124 Pioneer Strategic Income Fund | Semiannual Report | 3/31/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 19207-11-0516

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Strategic Income Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 31, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 31, 2016


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date May 31, 2016

* Print the name and title of each signing officer under his or her signature.